As filed with the Securities and Exchange Commission on February 27, 2017

Securities Act File No. 333-201676

Investment Company Act File No. 811-23025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 13	☒

(Check appropriate box or boxes)

TCW Alternative Funds

(Exact Name of Registrant as Specified in Charter)

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1 (213) 244-0000

Patrick W. Dennis, Esq.

Vice President and Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

(Name and Address of Agent for Service)

Copies To:

David A. Hearth, Esq.

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, California 94105

(415) 856-7000

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on February 28, 2017 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FEBRUARY 728 PROSPECTUS TCW | Gargoyle Hedged Value Fund (I Share: TFHIX; N Share: TFHVX) TCW | Gargoyle Dynamic 500 Fund (I Share: TFDIX; N Share: TFDNX) TCW | Gargoyle Dynamic 500 Collar Fund (I Share: TFCSX; N Share: TFCNX) TCW | Gargoyle Dynamic 500 Market-Neutral Fund (I Share: TFMSX; N Share: TFMNX) TCW | Gargoyle Systematic Value Fund (I Share: TFVSX; N Share: TFSNX) TCW High Dividend Equities Long/Short Fund (I Share: TFDEX; N Share: TFENX) TCW Long/Short Fundamental Value Fund (I Share: TFFSX; N Share: TFFNX) This Prospectus tells you about the Class I and Class N shares of seven separate investment funds offered by TCW Alternative Funds. Please read this document carefully before investing and keep it for future reference. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TCW/Gargoyle Hedged Value Fund

Investment Objective

The Fund’s investment objective is to seek greater long-term capital appreciation with lower volatility than a stand-alone stock portfolio.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment.)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.90%	0.90%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	1.29%	1.36%
Total annual fund operating expenses	2.19%	2.51%
Fee waiver and/or expense reimbursement[1]	-0.94%	-1.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1]	1.25%	1.50%

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TCW Investment Management Company LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) to 1.25% of average daily net assets with respect to Class I shares and 1.50% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2018. During this term, only the Board of Trustees may terminate or modify the terms of the contract. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower. If the Adviser does not agree to waive fees and/or reimburse expenses after March 1, 2018, the fees and expenses paid by shareholders of the Fund will increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$127	$595	$1,089	$2,450
N	$153	$685	$1,245	$2,770

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate thereby having the effect of decreasing the portfolio turnover rate. If these instruments were included in the calculations, the Fund would have a higher portfolio turnover rate. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by (i) investing substantially all of its net assets in equity securities of medium-large capitalization companies (the “Stock Portfolio”) that Gargoyle Investment Advisor L.L.C., the Fund’s sub-adviser (“Gargoyle” or the “Sub-Adviser”), believes are attractively priced relative to medium-large capitalization stocks generally and (ii) selling index call options against the Stock Portfolio (the “Options Portfolio”) with the objective of partially hedging the Stock Portfolio, reducing volatility and improving the reward/risk of the Stock Portfolio. Gargoyle considers medium-large capitalization companies to be those within the market capitalization range of the Russell 1000 Index. As of December 31, 2016, companies in that index had market capitalizations of at least $2 billion. The equity securities in which the Fund invests are primarily common stocks. The Fund invests primarily in the securities of U.S. companies, but it may also invest in securities of non-U.S. issuers. The Fund invests in a non-U.S. issuer only through shares of that issuer listed directly on a U.S. stock exchange.

In constructing the Stock Portfolio, Gargoyle periodically, and at least monthly, statistically analyzes approximately 2,500 U.S.-listed companies with the largest market capitalizations by comparing a number of fundamental ratios of each company, such as the price-to-earnings ratio and the price-to-sales ratio, against both the company’s historic average as well as the applicable industry’s current average for each such ratio. Based upon these comparisons and through the use of a proprietary algorithm, each company is assigned a number (referred to as the “JScore”), which is the percentage of “fair market value” at which Gargoyle believes each such company is trading. For inclusion in the Stock Portfolio, Gargoyle limits the universe of candidates to approximately 1,000 U.S.-listed companies with the largest market capitalization. Based on the JScores, these companies are then divided into three groups as “buy” candidates, “hold” candidates, or “sell” candidates, and the Fund will make a determination as to the appropriate actions for each candidate, after taking into account certain other considerations, such as tax and risk considerations.

In constructing the Options Portfolio, throughout each month, Gargoyle, using proprietary software, determines the “best” basket of indexes on which to sell index call options based on considerations of (i) the degree to which a basket, on a historical basis, would have most closely replicated, on a statistical basis, the historic performance of the current Stock Portfolio (the specific contents of the Stock Portfolio are not relevant to this consideration) and (ii) which indexes have the most relatively overvalued options from an options valuation perspective. Between these two considerations, the historical correlation of the basket takes precedence over valuation. Based upon other proprietary software and the experience and judgment of Gargoyle’s portfolio managers, it then typically sells short-term index call options with exercise prices near the index’s current value such that the combined net long market exposure of the long Stock Portfolio and the short Options Portfolio is approximately 50%. This net figure is determined by considering the long exposure of the Stock Portfolio to be 100%. The Options Portfolio is targeted to be sufficiently short so as to reduce the overall Fund market exposure to a net long 50% (after adjustment for the portfolio managers’ subjective judgment as to the future beta of the Stock Portfolio, essentially meaning the expected magnitude of its movements relative to market movements).

Gargoyle monitors the Fund’s net long market exposure continually but does not generally adjust the net exposure of the Options Portfolio between expirations if the net long market exposure stays between the risk parameters then in place (currently between 35% and 65%). If due to market conditions, the Fund’s net long market exposure moves outside the risk parameters then in place, Gargoyle will adjust the Options Portfolio with the goal to bring the Fund back within those parameters. To the extent that Gargoyle determines to roll the Options Portfolio forward on or before it would otherwise expire, the Fund will endeavor to maintain an Options Portfolio of short call options.

As part of its determination of the best combination of options, Gargoyle strives to sell call options so that each month the total premium and the time premium received for the index call options exceed minimum thresholds set by the portfolio manager, which may vary based upon the market-perceived future volatility of the indexes.

Principal Risks

Because the Fund holds instruments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio instruments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

Equity Securities Risk: Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which the issuing securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•

Market Risk: Market risk is the risk that the securities or other markets in which the Fund trades or to which the Fund is exposed will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value.

•

Value Stock Risk: A value stock may not reach what the Sub-Adviser believes is its full estimated fair value, its intrinsic value may go down, or it may be appropriately priced at the time of purchase.

•	Medium-Capitalization Company Risk: Investing in the securities of mid-cap companies could entail greater risks than investments in larger, more established companies.

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Companies with medium-sized market capitalization often have smaller markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

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Liquidity Risk: Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on the Fund’s performance. Such securities may also be difficult to value and their values may be more volatile due to liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Recent changes in regulations such as the Volcker Rule may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The securities of many of the companies with medium-sized capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

•

Difference in Market Close Time Risk: The listed stock markets close at 4 PM ET whereas the listed option markets close at 4:15 PM ET. News that is announced between 4 PM and 4:15 PM could cause the options portfolio to move adversely without the ability of the stock portfolio to move.

•

Leverage Risk: Leverage may result from certain transactions, including the use of derivatives (including options), borrowing and reverse repurchase agreements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage, and, during periods of adverse market conditions, the use of leverage may cause the Fund to lose more money than would have been the case if leverage was not used. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

•	Derivatives Risk: The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is the measurement of how much the change in the price of a security, an index or a market varies compared to its average change. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Options: Investments in options are considered speculative. When the Fund purchases an option, it may lose the entire amount paid for it if the price of the underlying security decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, the purchase price would represent a loss to the Fund. When a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below (in the case of a put) or above (in the case of a call) the exercise price of the written option, the Fund could experience a substantial loss.

•

Models Risk: The proprietary algorithm and software (collectively, “models”) used by the Sub-Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. Any imperfections or limitations in the analyses and models could affect the ability of the Sub-Adviser to implement its strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate. Additionally, the Sub-Adviser is able to adjust the models or, under certain adverse conditions, to deviate from the models employed by it. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the Sub-Adviser had not adjusted or deviated from the models.

•

Foreign Securities Risk: Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. Although the Fund invests in a non-U.S. issuer only through shares of that issuer listed directly on a U.S. stock exchange, political or social instability, civil unrest, acts of

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terrorism and regional economic volatility are other potential risks that could impact an investment in a security of a non-U.S. issuer.

•

Currency Risk: Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar may affect the finances of a foreign issuer, which could affect the value of that issuer’s U.S.-listed, U.S. dollar-denominated securities held by the Fund. Such fluctuations in currency exchange rates may be caused by, among others, inflation, interest rates, budget deficits, political factors and government controls.

•

Index Call Option Writing Risk: As the writer of an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of that index above the exercise price of the call option. Since the Fund’s investment strategy does not contemplate investing in or replicating a particular index, the Fund will not profit directly from increases in market value of a particular index. Therefore, selling index call options also can limit the Fund’s opportunity to profit from an increase in the market value of the Stock Portfolio; however, only to the extent that the Stock Portfolio correlates with the index underlying the call option written by the Fund.

•

Correlation Risk: As part of its investment strategy, the Fund sells index call options to hedge the Stock Portfolio. There is the risk that the returns of the Stock Portfolio do not correlate with those of the indexes on which the call options are written. Further, the Sub-Adviser may not correctly assess the degree of correlation between the performance of the basket of indexes used in the hedging strategy and the performance of the equity securities in the Stock Portfolio being hedged.

•	Hedging Risk: It is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. Hedging may also reduce gains or result in losses.

•

High Portfolio Turnover Risk: The investment techniques used by the Fund may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund. The portfolio turnover rate of the Fund cannot be accurately predicted. Nevertheless, the annual portfolio turnover rate of the Fund is generally not expected to exceed 100%.

•	Management Risk: The skills of the Adviser and the Sub-Adviser will play a significant role in the Fund’s ability to achieve its investment objective. In addition, an investment strategy may fail to produce the intended results.

•

Alternative Strategies Risk: The investment strategies employed by the Fund are alternative strategies that have not been applied to mutual funds for an extended period of time. Accordingly, the Fund is subject to the risk that anticipated opportunities do not play out as planned, or that there are unexpected challenges in implementing the Fund’s strategies due to regulatory constraints for mutual funds.

Investment Results

The following performance information includes the Class I shares of the Fund. Performance information shown prior to July 13, 2015 is that of the Institutional Class shares of the predecessor RiverPark/Gargoyle Hedged Value Fund (the “Predecessor Fund”), a series of RiverPark Funds Trust. The Predecessor Fund offered two classes of shares, Retail Class (RGHVX) and Institutional Class (RGHIX), which invested in the same portfolio of securities, but had different returns based on their respective expenses. Retail Class shares had lower returns than Institutional Class shares because of their higher expenses. Prior to the Fund’s commencement of business, the Predecessor Fund reorganized into the Fund, a series of TCW Alternative Funds. The Fund charges the same management fee as the Predecessor Fund and the Fund’s total operating expenses after fee waiver or expense reimbursement will be the same as those of the Predecessor Fund. If the Predecessor Fund were charged the same fees and expenses of the Fund, the annual returns for the Predecessor Fund would have been the same. Performance information shown prior to April 30, 2012 is for the Predecessor Fund’s predecessor partnership (Gargoyle Hedged Value Fund L.P.).(1) The predecessor partnership was merged into and reorganized as the Predecessor Fund as of April 30, 2012. The merger and reorganization of the predecessor partnership into the Predecessor Fund was for purposes entirely unrelated to the establishment of a performance record. The Predecessor Fund was managed by the same investment adviser (i.e., Gargoyle) and in a manner that was in all material respects equivalent to the management of the predecessor partnership from December 31, 1999 through April 2012. The predecessor partnership was formed and commenced operations in 1997; however, substantial changes were made to the strategy starting December 31, 1999, consistent with the strategy that the Predecessor Fund pursued. During its operating history since January 2000, the predecessor partnership’s investment policies, objectives, guidelines and restrictions were in all material respects

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equivalent to the Predecessor Fund’s. The information for periods prior to April 30, 2012 shows how the predecessor partnership’s performance varied from year to year, and reflects the actual fees and expenses that were charged when the Predecessor Fund was a partnership. The Predecessor Fund’s predecessor partnership charged investors a 1% management fee plus a 20% performance fee. The Predecessor Fund did not charge a performance fee. If the predecessor partnership were charged the same fees and expenses as the Predecessor Fund, the annual returns for the predecessor partnership would have been higher. From its inception through April 30, 2012, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended, which if they had been applicable, might have adversely affected its performance. The Fund has only adopted the financial statements of the Predecessor Fund since it has been a registered investment company and not its financial statements as an unregistered partnership. Annual performance returns provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. Comparison of performance to an appropriate index indicates how the Fund’s, the Predecessor Fund’s and the predecessor partnership’s average annual returns compare with those of a broad measure of market performance. The Fund’s, the Predecessor Fund’s and the predecessor partnership’s past performance is not necessarily an indication of how the Fund will perform in the future. Past performance is no guarantee of future results.

Calendar Year Total Returns

(as of December 31)

For Class I Shares

(1)	Prior to April 30, 2012, the Predecessor Fund was a private partnership and had one class of units.

During the period of time shown in the bar chart, the highest quarterly return was 22.51%, for the quarter ended June 30, 2009, and the lowest quarterly return was (20.52)%, for the quarter ended December 31, 2008.

The performance table below shows how the Fund’s average annual returns for each of the periods ended December 31, 2016, compared to that of the Fund’s benchmarks (S&P 500 Total Return Index and the Russell 1000 Value Index):

Average Annual Total Returns

	Inception Date	1 Year	5 Years		10 Years
Class I Shares	04/30/2012
Return Before Taxes		2.85%	8.02%		4.46%
Return After Taxes on Distributions*		2.55%	N/A	**	N/A	**
Return After Taxes on Distributions and Sale of Fund Shares*		1.86%	N/A	**	N/A	**
Class N Shares	05/04/2012
Return Before Taxes		2.67%	7.79%		4.35%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)		11.96%	14.65%		6.94%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)		17.34%	14.79%		5.72%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class shares only. The after-tax returns for Retail Class shares will vary. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	After-tax returns are not shown where noted because the privately offered fund, unlike a regulated investment company, was not required to make annual distributions to its investors.

Updated performance information is available by calling the Fund, toll free, at (866) 858-4338, or by visiting the Fund’s website at www.TCW.com.

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Advisers and Portfolio Managers

Adviser

TCW Investment Management Company LLC

Sub-Adviser

Gargoyle Investment Advisor L.L.C.

Portfolio Managers	Managed Fund Since
Joshua B. Parker	2015

Managing Member of Holding Company

Alan L. Salzbank	2015

Managing Member of Holding Company

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, purchase minimums, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 31 of this Prospectus.

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TCW/Gargoyle Dynamic 500 Fund

Investment Objective

The Fund’s investment objective is to seek greater long-term capital appreciation with reduced risk and lower volatility than the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment.)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.80%	0.80%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	7.74%	7.74%
Acquired fund fees and expenses	0.09%	0.09%
Total annual fund operating expenses[1]	8.63%	8.88%
Fee waiver and/or expense reimbursement[2]	-7.54%	-7.54%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1],2	1.09%	1.34%

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The “Total annual fund operating expenses” and “Total annual fund operating expenses after fee waiver and/or expense reimbursement” will not correlate to the corresponding ratios included in the Fund’s Financial Highlights for that class of shares because those ratios do not reflect indirect expenses, such as “Acquired fund fees and expenses.”

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TCW Investment Management Company LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) to 1.00% of average daily net assets with respect to Class I shares and 1.25% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2018. During this term, only the Board of Trustees may terminate or modify the terms of the contract. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower. If the Adviser does not agree to waive fees and/or reimburse expenses after March 1, 2018, the fees and expenses paid by shareholders of the Fund will increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation in the first year).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$111	$1,840	$3,446	$6,977
N	$136	$1,907	$3,542	$7,107

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate thereby having the effect of decreasing the portfolio turnover rate. If these instruments were included in the calculations, the Fund would have a higher portfolio turnover rate. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by buying the S&P 500 Index (“SPX”) (the “Stock Portfolio”) (or gaining exposure to that Index through the purchase of ETFs) and selling short-term SPX call options (the “Options Portfolio”) on a monthly basis. The Fund may implement the options-only equivalent of this strategy, thereby obviating the need to buy the SPX directly, or gain exposure by buying a SPX exchange-traded fund, for some or all of the Fund’s position. In an effort to maximize upside participation and to provide more downside protection, Gargoyle Investment Advisor L.L.C., the Fund’s

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sub-adviser (“Gargoyle” or the “Sub-Adviser”), continually monitors the Options Portfolio and actively adjusts the Options Portfolio in an effort to maintain the combined net long market exposure of the long Stock Portfolio and the short Options Portfolio within the range of 35% and 65%, with a target of 50%. This net figure is determined by considering the long exposure of the Stock Portfolio to be 100%. The Options Portfolio is targeted to be sufficiently short so as to reduce the overall Fund market exposure to a net long 50%. To the extent that Gargoyle determines to roll the Options Portfolio forward on or before it would otherwise expire, the Fund will endeavor to maintain an Options Portfolio of short call options.

Principal Risks

Because the Fund holds instruments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio instruments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

Equity Securities Risk: Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which the issuing securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•

Market Risk: Market risk is the risk that the securities or other markets in which the Fund trades or to which the Fund is exposed will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value.

•

Index Call Option Writing Risk: As the writer of an SPX call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the SPX above the exercise price of the call option.

•	Hedging Risk: It is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. Hedging may also reduce gains or result in losses.

•	Leverage Risk: Leverage may result from certain transactions, including the use of derivatives (including options), borrowing and reverse repurchase agreements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage, and, during periods of adverse market conditions, the use of leverage may cause the Fund to lose more money than would have been the case if leverage was not used. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

•

Derivatives Risk: The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is the measurement of how much the change in the price of a security, an index or a market varies compared to its average change. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Options: Investments in options are considered speculative. When the Fund purchases an option, it may lose the entire amount paid for it if the price of the underlying security decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, the purchase price would represent a loss to the Fund. When a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below (in the case of a put) or above (in the case of a call) the exercise price of the written option, the Fund could experience a substantial loss.

•

Difference in Market Close Time Risk: The listed stock markets close at 4 PM ET whereas the listed option markets close at 4:15 PM ET. News that is announced between 4 PM and 4:15 PM could cause the options portfolio to move adversely without the ability of the stock portfolio to move.

•

Models Risk: The proprietary algorithm and software (collectively, “models”) used by the Sub-Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. Any imperfections or limitations in the analyses and models could affect the ability of the Sub-Adviser to implement its strategies. By necessity, these

8

analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate. Additionally, the Sub-Adviser is able to adjust the models or, under certain adverse conditions, to deviate from the models employed by it. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the Sub-Adviser had not adjusted or deviated from the models.

•

Management Risk: The skills of the Adviser and the Sub-Adviser will play a significant role in the Fund’s ability to achieve its investment objective. In addition, an investment strategy may fail to produce the intended results.

•

Alternative Strategies Risk: The investment strategies employed by the Fund are alternative strategies that have not been applied to mutual funds for an extended period of time. Accordingly, the Fund is subject to the risk that anticipated opportunities do not play out as planned, or that there are unexpected challenges in implementing the Fund’s strategies due to regulatory constraints for mutual funds.

Investment Results

This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. The bar chart shows performance of the Fund’s Class I shares. Class I performance may be higher than Class N performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results.

Calendar Year Total Returns

(as of December 31)

For Class I Shares

During the period of time shown in the bar chart, the highest quarterly return was 2.99%, for the quarter ended September 30, 2016, and the lowest quarterly return was 0.20%, for the quarter ended March 31, 2016.

Average Annual Total Returns

	Inception Date	1 Year	Since Inception
Class I Shares	December 1, 2015
Return Before Taxes		7.85%	6.26%
Return After Taxes on Distributions*		7.50%	5.72%
Return After Taxes on Distributions and Sale of Fund Shares*		4.64%	4.62%
Class N Shares	December 1, 2015
Return Before Taxes		7.49%	5.91%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)		7.07%	5.70%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class shares only. The after-tax returns for Retail Class shares will vary. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Updated performance information is available by calling the Fund, toll free, at (866) 858-4338, or by visiting the Fund’s website at www.TCW.com.

Advisers and Portfolio Managers

Adviser

TCW Investment Management Company LLC

Sub-Adviser

Gargoyle Investment Advisor L.L.C.

Portfolio Managers	Managed Fund Since
Joshua B. Parker	2015

Managing Member of Holding Company

Alan L. Salzbank	2015

Managing Member of Holding Company

9

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, purchase minimums, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 31 of this Prospectus.

10

TCW/Gargoyle Systematic Value Fund

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment.)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.70%	0.70%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	8.67%	8.67%
Total annual fund operating expenses	9.37%	9.62%
Fee waiver and/or expense reimbursement[1]	-8.47%	-8.47%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1]	0.90%	1.15%

[1]

TCW Investment Management Company LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) to 0.90% of average daily net assets with respect to Class I shares and 1.15% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2018. During this term, only the Board of Trustees may terminate or modify the terms of the contract. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower. If the Adviser does not agree to waive fees and/or reimburse expenses after March 1, 2018, the fees and expenses paid by shareholders of the Fund will increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$92	$1,958	$3,665	$7,321
N	$117	$2,024	$3,759	$7,441

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate thereby having the effect of decreasing the portfolio turnover rate. If these instruments were included in the calculations, the Fund would have a higher portfolio turnover rate. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing substantially all of its net assets in equity securities of medium-large capitalization companies that Gargoyle Investment Advisor L.L.C., the Fund’s sub-adviser (“Gargoyle” or the “Sub-Adviser”), believes are attractively priced relative to medium-large capitalization stocks generally (the “Stock Portfolio”). Gargoyle considers medium-large capitalization companies to be those within the market capitalization range of the Russell 1000 Index. As of December 31, 2016, companies in that index had market capitalizations of at least $2 billion. The equity securities in which the Fund invests are primarily common stocks. The Fund invests primarily in the securities of U.S. companies, but it may also invest in securities of non-U.S. issuers. The Fund invests in a non-U.S. issuer only through shares of that issuer listed directly on a U.S. stock exchange.

In constructing the Stock Portfolio, Gargoyle periodically, and at least monthly, statistically analyzes approximately 2,500

11

U.S.-listed companies with the largest market capitalizations by comparing a number of fundamental ratios of each company, such as the price-to-earnings ratio and the price-to-sales ratio, against both the company’s historic average as well as the applicable industry’s current average for each such ratio. Based upon these comparisons and through the use of a proprietary algorithm, each company is assigned a number (referred to as the “JScore”), which is the percentage of “fair market value” at which Gargoyle believes each such company is trading. For inclusion in the Stock Portfolio, Gargoyle limits the universe of candidates to approximately the 1,000 U.S.-listed companies with the largest market capitalization as described above. Based on the JScores, these companies are then divided into three groups as “buy” candidates, “hold” candidates, or “sell” candidates, and the Fund will make a determination as to the appropriate actions for each candidate, after taking into account certain other considerations, such as tax considerations and risk considerations.

Principal Risks

Because the Fund holds instruments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio instruments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

Equity Securities Risk: Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which the issuing securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•

Market Risk: Market risk is the risk that the securities in which the Fund invests or to which the Fund is exposed will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value.

•

Value Stock Risk: A value stock may not reach what the Sub-Adviser believes is its full estimated fair value, its intrinsic value may go down, or it may be appropriately priced at the time of purchase.

•

Medium-Capitalization Company Risk: Investing in the securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Companies with medium-sized market capitalization often have smaller markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

•

Liquidity Risk: Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on the Fund’s performance. Such securities may also be difficult to value and their values may be more volatile due to liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Recent changes in regulations such as the Volcker Rule may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The securities of many of the companies with medium-sized capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

•

Models Risk: The proprietary algorithm and software (collectively, “models”) used by the Sub-Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. Any imperfections or limitations in the analyses and models could affect the ability of the Sub-Adviser to implement its strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate. Additionally, the Sub-Adviser is able to adjust the models or, under certain adverse conditions, to deviate from the models employed by it. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the Sub-Adviser had not adjusted or deviated from the models.

12

•

Foreign Securities Risk: Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. Although the Fund invests in a non-U.S. issuer only through shares of that issuer listed directly on a U.S. stock exchange, political or social instability, civil unrest, acts of terrorism and regional economic volatility are other potential risks that could impact an investment in a security of a non-U.S. issuer.

•

Currency Risk: Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar may affect the finances of a foreign issuer, which could affect the value of that issuer’s U.S.-listed, U.S. dollar-denominated securities held by the Fund. Such fluctuations in currency exchange rates may be caused by, among others, inflation, interest rates, budget deficits, political factors and government controls.

•

High Portfolio Turnover Risk: The investment techniques used by the Fund may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund. The portfolio turnover rate of the Fund cannot be accurately predicted. Nevertheless, the annual portfolio turnover rate of the Fund is generally not expected to exceed 100%.

•

Management Risk: The skills of the Adviser and the Sub-Adviser will play a significant role in the Fund’s ability to achieve its investment objective. In addition, an investment strategy may fail to produce the intended results.

Investment Results

This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. The bar chart shows performance of the Fund’s Class I shares. Class I performance may be higher than Class N performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results.

Calendar Year Total Returns

(as of December 31)

For Class I Shares

During the period of time shown in the bar chart, the highest quarterly return was 6.47%, for the quarter ended September 30, 2016, and the lowest quarterly return was (4.06)%, for the quarter ended June 30, 2016.

Average Annual Total Returns

	Inception Date	1 Year	Since Inception
Class I Shares	December 1, 2015
Return Before Taxes		7.72%	1.28%
Return After Taxes on Distributions*		7.48%	0.84%
Return After Taxes on Distributions and Sale of Fund Shares*		4.57%	0.78%
Class N Shares	December 1, 2015
Return Before Taxes		7.48%	1.04%
Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes)		20.00%	14.88%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class shares only. The after-tax returns for Retail Class shares will vary. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Updated performance information is available by calling the Fund, toll free, at (866) 858-4338, or by visiting the Fund’s website at www.TCW.com.

13

Advisers and Portfolio Managers

Adviser

TCW Investment Management Company LLC

Sub-Adviser

Gargoyle Investment Advisor L.L.C.

Portfolio Managers	Managed Fund Since
Joshua B. Parker	2015

Managing Member of Holding Company

Alan L. Salzbank	2015

Managing Member of Holding Company

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, purchase minimums, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 31 of this Prospectus.

14

TCW/Gargoyle Dynamic 500 Collar Fund

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation with limited and defined risk of significant loss compared to the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment.)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.80%	0.80%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses[1]	11.60%	11.60%
Total annual fund operating expenses	12.40%	12.65%
Fee waiver and/or expense reimbursement[2]	-11.40%	-11.40%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	1.00%	1.25%

[1]	“Other expenses” are based on estimated amounts for the current fiscal year.

[2]

TCW Investment Management Company LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) to 1.00% of average daily net assets with respect to Class I shares and 1.25% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2018. During this term, only the Board of Trustees may terminate or modify the terms of the contract. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower. If the Adviser does not agree to waive fees and/or reimburse expenses after March 1, 2018, the fees and expenses paid by shareholders of the Fund will increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation in the first year).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years
I	$102	$2,494
N	$127	$2,555

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate thereby having the effect of decreasing the portfolio turnover rate. If these instruments were included in the calculations, the Fund would have a higher portfolio turnover rate. Because the Fund has not yet commenced operations, no portfolio turnover figures are available.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by gaining exposure to the S&P 500 Index (“SPX”) directly or indirectly through ETFs (the “Stock Portfolio”), buying SPX put options intended to protect against a drop in the Stock Portfolio and selling shorter-dated SPX call options to reduce the Adviser-forecasted cost of maintaining the put position (the “Options Portfolio”). The Fund may implement the options-only equivalent of this strategy, thereby obviating the need to buy the SPX directly, or gain exposure by buying a SPX exchange-traded fund, for some or all of the Fund’s position. The Options Portfolio’s position is regarded as a collar because the option position limits losses (through long put options by eliminating exposure to the Stock Portfolio below a set level) while limiting gains (through short call options by eliminating exposure to the Stock Portfolio above a set level). In an effort to maximize upside participation and to provide more

15

downside protection, Gargoyle Investment Advisor L.L.C., the Fund’s sub-adviser (“Gargoyle” or the “Sub-Adviser”), continually monitors the Options Portfolio and actively adjusts the Options Portfolio in an effort to create a dynamic or adjustable collar that can better protect the Stock Portfolio.

Principal Risks

Because the Fund holds instruments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio instruments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

Equity Securities Risk: Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which the issuing securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•

Market Risk: Market risk is the risk that the securities or other markets in which the Fund trades or to which the Fund is exposed will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value.

•

Index Call Option Writing Risk: As the writer of an SPX call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the SPX above the exercise price of the call option.

•

Hedging or Collar Risk: It is not possible to hedge fully or perfectly against any risk, or to protect gains, if any, and hedging entails its own costs. Hedging may also reduce gains or result in losses.

•

Leverage Risk: Leverage may result from certain transactions, including the use of derivatives (including options), borrowing and reverse repurchase agreements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage, and, during periods of adverse market conditions, the use of leverage may cause the Fund to lose more money than would have been the case if leverage was not used. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

•

Derivatives Risk: The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is the measurement of how much the change in the price of a security, an index or a market varies compared to its average change. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Options: Investments in options are considered speculative. When the Fund purchases an option, it may lose the entire amount paid for it if the price of the underlying security decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, the purchase price would represent a loss to the Fund. When a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below (in the case of a put) or above (in the case of a call) the exercise price of the written option, the Fund could experience a substantial loss.

•

Difference in Market Close Time Risk: The listed stock markets close at 4 PM ET whereas the listed option markets close at 4:15 PM ET. News that is announced between 4 PM and 4:15 PM could cause the options portfolio to move adversely without the ability of the stock portfolio to move.

•

Models Risk: The proprietary algorithm and software (collectively, “models”) used by the Sub-Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. Any imperfections or limitations in the analyses and models could affect the ability of the Sub-Adviser to implement its strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate. Additionally, the Sub-Adviser is able to adjust the models or, under certain adverse conditions, to deviate from the

16

models employed by it. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the Sub-Adviser had not adjusted or deviated from the models.

•

Management Risk: The skills of the Adviser and the Sub-Adviser will play a significant role in the Fund’s ability to achieve its investment objective. In addition, an investment strategy may fail to produce the intended results.

•

New Fund Risk: The Fund is new. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy, which could result in the Fund being liquidated at any time without shareholder approval and could have negative tax consequences for shareholders.

•

Alternative Strategies Risk: The investment strategies employed by the Fund are alternative strategies that have not been applied to mutual funds for an extended period of time. Accordingly, the Fund is subject to the risk that anticipated opportunities do not play out as planned, or that there are unexpected challenges in implementing the Fund’s strategies due to regulatory constraints for mutual funds.

Investment Results

Because the Fund has not yet commenced operations, it has no investment results.

Advisers and Portfolio Managers

Adviser

TCW Investment Management Company LLC

Sub-Adviser

Gargoyle Investment Advisor L.L.C.

Portfolio Managers	Managed Fund Since
Thomas F. Concannon, Jr.	2017

Managing Member of Holding Company

Alan L. Salzbank	2017

Managing Member of Holding Company

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, purchase minimums, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 31 of this Prospectus.

17

TCW/Gargoyle Dynamic 500 Market-Neutral Fund

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation regardless of the movement in the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment.)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.80%	0.80%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses[1]	11.60%	11.60%
Total annual fund operating expenses	12.40%	12.65%
Fee waiver and/or expense reimbursement[2]	-11.40%	-11.40%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	1.00%	1.25%

[1]	“Other expenses” are based on estimated amounts for the current fiscal year.

[2]

TCW Investment Management Company LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) to 1.00% of average daily net assets with respect to Class I shares and 1.25% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2018. During this term, only the Board of Trustees may terminate or modify the terms of the contract. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower. If the Adviser does not agree to waive fees and/or reimburse expenses after March 1, 2018, the fees and expenses paid by shareholders of the Fund will increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years
I	$102	$2,494
N	$127	$2,555

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate thereby having the effect of decreasing the portfolio turnover rate. If these instruments were included in the calculations, the Fund would have a higher portfolio turnover rate. Because the Fund has not yet commenced operations, no portfolio turnover figures are available.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by gaining exposure to the S&P 500 Index (“SPX”) directly or indirectly through ETFs (the “Stock Portfolio”) and selling SPX call options (the “Options Portfolio”). The Fund may implement the options-only equivalent of this strategy, thereby obviating the need to buy the SPX directly, or gain exposure by buying a SPX exchange-traded fund, for some or all of the Fund’s position. In an effort to obtain positive investment returns without regard to the general direction of the general stock market, Gargoyle Investment Advisor L.L.C., the Fund’s sub-adviser (“Gargoyle” or the “Sub-Adviser”), continually monitors the Options Portfolio and actively adjusts the Options Portfolio in an effort to target an approximately market-neutral exposure (based on the SPX) when combined with the long exposure of the Stock Portfolio. These adjustments are generally made

18

when the combined account, based on option valuation theory, exceeds plus or minus 30% net-market exposure.

Principal Risks

Because the Fund holds instruments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio instruments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

Equity Securities Risk: Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which the issuing securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•

Market Risk: Market risk is the risk that the securities or other markets in which the Fund trades or to which the Fund is exposed will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value.

•

Index Call Option Writing Risk: As the writer of an SPX call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the SPX above the exercise price of the call option.

•	Hedging Risk: It is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. Hedging may also reduce gains or result in losses.

•

Leverage Risk: Leverage may result from certain transactions, including the use of derivatives (including options), borrowing and reverse repurchase agreements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage, and, during periods of adverse market conditions, the use of leverage may cause the Fund to lose more money than would have been the case if leverage was not used. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

•

Derivatives Risk: The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is the measurement of how much the change in the price of a security, an index or a market varies compared to its average change. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Options: Investments in options are considered speculative. When the Fund purchases an option, it may lose the entire amount paid for it if the price of the underlying security decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, the purchase price would represent a loss to the Fund. When a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below (in the case of a put) or above (in the case of a call) the exercise price of the written option, the Fund could experience a substantial loss.

•

Difference in Market Close Time Risk: The listed stock markets close at 4 PM ET whereas the listed option markets close at 4:15 PM ET. News that is announced between 4 PM and 4:15 PM could cause the options portfolio to move adversely without the ability of the stock portfolio to move.

•

Models Risk: The proprietary algorithm and software (collectively, “models”) used by the Sub-Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. Any imperfections or limitations in the analyses and models could affect the ability of the Sub-Adviser to implement its strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate. Additionally, the Sub-Adviser is able to adjust the models or, under certain adverse conditions, to deviate from the models employed by it. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the

19

returns and volatility of the Fund would have been if the Sub-Adviser had not adjusted or deviated from the models.

•

Management Risk: The skills of the Adviser and the Sub-Adviser will play a significant role in the Fund’s ability to achieve its investment objective. In addition, an investment strategy may fail to produce the intended results.

•

New Fund Risk: The Fund is new. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy, which could result in the Fund being liquidated at any time without shareholder approval and could have negative tax consequences for shareholders.

•

Alternative Strategies Risk: The investment strategies employed by the Fund are alternative strategies that have not been applied to mutual funds for an extended period of time. Accordingly, the Fund is subject to the risk that anticipated opportunities do not play out as planned, or that there are unexpected challenges in implementing the Fund’s strategies due to regulatory constraints for mutual funds.

Investment Results

Because the Fund has not yet commenced operations, it has no investment results.

Advisers and Portfolio Managers

Adviser

TCW Investment Management Company LLC

Sub-Adviser

Gargoyle Investment Advisor L.L.C.

Portfolio Managers	Managed Fund Since
Thomas F. Concannon, Jr.	2017

Managing Member of Holding Company

Alan L. Salzbank	2017

Managing Member of Holding Company

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, purchase minimums, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 31 of this Prospectus.

20

TCW High Dividend Equities Long/Short Fund

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment.)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.95%	0.95%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	8.51%	8.51%
Acquired fund fees and expenses	0.51%	0.51%
Total annual fund operating expenses[1]	9.97%	10.22%
Fee waiver and/or expense reimbursement[2]	-7.81%	-7.81%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1],2	2.16%	2.41%

[1]

The “Total annual fund operating expenses” and “Total annual fund operating expenses after fee waiver and/or expense reimbursement” will not correlate to the corresponding ratios included in the Fund’s Financial Highlights for that class of shares because those ratios do not reflect indirect expenses, such as “Acquired fund fees and expenses.”

[2]

TCW Investment Management Company LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) to 1.30% of average daily net assets with respect to Class I shares and 1.55% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2018. During this term, only the Board of Trustees may terminate or modify the terms of the contract. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower. If the Adviser does not agree to waive fees and/or reimburse expenses after March 1, 2018, the fees and expenses paid by shareholders of the Fund will increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$219	$2,169	$3,930	$7,621
N	$244	$2,233	$4,020	$7,732

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate thereby having the effect of decreasing the portfolio turnover rate. If these instruments were included in the calculations, the Fund would have a higher portfolio turnover rate. During the most recent fiscal year, the Fund’s portfolio turnover rate was 169% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in long and short positions in equity securities listed on U.S. financial markets that are considered to have high dividends (i.e., dividends that are above, or expected to be above, the average of the dividends paid on stocks included in the S&P 500 Index) and in derivatives instruments that have economic characteristics similar to such securities. The Fund may also short equity securities that have no dividend. Investments in derivative instruments will be valued at the mark-to-market value of those investments for purposes of measuring compliance with the

21

noted 80% policy. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. In seeking to achieve the Fund’s investment objective, the portfolio manager primarily utilizes a qualitative approach to identify potentially high yielding (i.e., higher than average) dividend securities of U.S. issuers. Equity securities include common and preferred stock; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); securities that may be converted into or exchanged for common or preferred stock, such as convertible stock, convertible equity (but not convertible debt), preferred stock, Eurodollar convertible securities, warrants and options; and other securities with equity characteristics. The Fund will invest primarily in U.S. listed and domiciled companies that have a record of paying dividends, including real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), publicly traded partnerships (“PTPs”), business development companies (“BDCs”) and U.S. equity exchange traded funds (“ETFs”). The Fund may invest in non-affiliated funds to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and rules thereunder. The Fund may from time to time hold a substantial portion of its portfolio in cash or short-term investments such as money market instruments or commercial paper.

A concentration in companies with small- or medium-sized market capitalization will result from time to time as a result of the Adviser’s implementation of the Fund’s investment strategies.

The Fund employs a “long/short” investment strategy to attempt to achieve capital appreciation and manage risk by purchasing high dividend stocks believed to be undervalued and selling short stocks believed to be overvalued. In identifying appropriate long or short positions, the portfolio manager primarily utilizes a bottom-up investment process, with emphasis on various value-oriented factors, including return on assets, cash flow quality, dividend stability, and management integrity. The Fund generally maintains a net long bias, with a maximum of 30% of the Fund’s assets may be shorted under normal market conditions. The Fund may hold a substantial portion of its total assets in cash when it holds significant short positions.

The Fund may buy or sell call or put options on stocks, indices or ETFs. These practices may be used to hedge the Fund’s portfolio as well as for investment purposes; however, such practices may reduce returns or increase volatility. Other derivatives such as futures and swaps will be used to generate long or short exposure, or to hedge that exposure.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. Under normal circumstances, the Fund expects to maintain a concentrated portfolio (typically fewer than 30 holdings) in addition to its short-term and money market investments.

Portfolio instruments may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio manager believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) there are negative macroeconomic or geopolitical considerations that may affect a company, (iv) another instrument may offer a better investment opportunity, (v) an individual instrument has reached its sell target, or (vi) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

Principal Risks

Because the Fund holds instruments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio instruments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

Equity Securities Risk: Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which the issuing securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•

Liquidity Risk: Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on the Fund’s performance. Such securities may also be difficult to value and their values may be more volatile due to liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and

22

increase liquidity risk due to the need of the Fund to sell portfolio securities. Recent changes in regulations such as the Volcker Rule may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The securities of many of the companies with small- or medium-sized capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

•

Difference in Market Close Time Risk: The listed stock markets close at 4 PM ET whereas the listed option markets close at 4:15 PM ET. News that is announced between 4 PM and 4:15 PM could cause the options portfolio to move adversely without the ability of the stock portfolio to move.

•

Market Risk: Market risk is the risk that the securities or other markets in which the Fund’s investments trade or to which the Fund is exposed will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value.

•

Short Sale Risk: The Fund may engage in short sales of equity securities or derivatives, transactions in which the Fund sells an instrument it does not own. To complete a short sale, (other than a short sale of an option) the Fund must borrow the instrument (typically from brokers or other institutions) to deliver to the buyer. The Fund is then obligated to replace the borrowed instrument by purchasing the instrument at the market price at the time of replacement. This price may be more or less than the price at which the instrument was sold by the Fund and the Fund will incur a loss if the price of the instrument sold short increases between the time of the short sale and the time the Fund replaces the borrowed instrument. Because a borrowed instrument could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that the Fund reinvests proceeds received from selling securities or derivatives short, it may effectively create leverage. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

•

Value Stock Risk: A value stock may not reach what the Sub-Adviser believes is its full estimated fair value, its intrinsic value may go down, or it may be appropriately priced at the time of purchase.

•

Small- or Medium-Capitalization Company Risk: Investing in the securities of small- or mid-cap companies could entail greater risks than investments in larger, more established companies. Companies with small- or medium-sized market capitalization often have smaller markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

•

REIT Risk: The value of the Fund’s investments in REITs may generally be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. REITs are also subject to heavy cash flow dependency, self-liquidation and the possibility of failing to qualify for tax-free “pass-through” of income under the federal tax law.

•

BDC Risk: The risk of investing in a BDC is similar to the risk of investing in a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder, and they may trade in the market at a discount to their net asset value. BDCs may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

•

PTP and MLP Risk: The value of the Fund’s investments may decline due to the Fund’s limited control and limited rights to vote on matters affecting a PTP or MLP, risks related to potential conflicts of interest between a PTP or MLP’s limited partners and the PTP or MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain PTP or MLP securities may trade in lower volumes due to their smaller capitalizations and as a result may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity. PTPs and MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

•

Other Investment Company Risk: Investments by the Fund in the shares of other investment companies, including ETFs and REITs, are subject to the risks associated with such investment companies’ portfolio securities.

23

Accordingly, the Fund’s investment in shares of another investment company will fluctuate based on the performance of such investment company’s portfolio securities. Further, Fund shareholders will indirectly bear a proportionate share of the expenses of any investment company in which the Fund invests, in addition to paying the Fund’s expenses.

•

Options Risk: Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). When the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

•

Leverage Risk: Leverage may result from certain transactions, including the use of derivatives (including options), borrowing and reverse repurchase agreements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage, and, during periods of adverse market conditions, the use of leverage may cause the Fund to lose more money than would have been the case if leverage was not used. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

•

Derivatives Risk: The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is the measurement of how much the change in the price of a security, an index or a market varies compared to its average change. The Fund does not trade derivatives over-the-counter. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Futures: The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options: Investments in options are considered speculative. When the Fund purchases an option, it may lose the entire amount paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, the purchase price would represent a loss to the Fund. When a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below (in the case of a put) or above (in the case of a call) the exercise price of the written option, the Fund could experience a substantial loss.

Swap Agreements: In addition to risks applicable to derivatives generally, risks inherent in the use of swaps of any kind include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap (for a bilateral swap); (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of a Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

Forward Contracts: Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk and liquidity risk.

•	Hedging Risk: It is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. Hedging may also reduce gains or result in losses.

24

•

Foreign Securities Risk: Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. Political or social instability, civil unrest, acts of terrorism and regional economic volatility are other potential risks that could impact an investment in a security of a non-U.S. issuer.

•

Currency Risk: Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar may affect the Fund’s investments denominated in foreign currencies and may affect the finances of a foreign issuer, which could affect the value of that issuer’s U.S.-listed, U.S. dollar-denominated securities held by the Fund. Such fluctuations in currency exchange rates may be caused by, among others, inflation, interest rates, budget deficits, political factors and government controls.

•

Non-Diversification Risk: Non-diversification risk is the risk that the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

•

Management Risk: The skills of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective. In addition, an investment strategy may fail to produce the intended results.

•

Alternative Strategies Risk: The investment strategies employed by the Fund are alternative strategies that have not been applied to mutual funds for an extended period of time. Accordingly, the Fund is subject to the risk that anticipated opportunities do not play out as planned, or that there are unexpected challenges in implementing the Fund’s strategies due to regulatory constraints for mutual funds.

Investment Results

This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. The bar chart shows performance of the Fund’s Class I shares. Class I performance may be higher than Class N performance because of the potentially lower expenses paid by Class I shares. Past results (before and after taxes) are not predictive of future results.

Calendar Year Total Returns

(as of December 31)

For Class I Shares

During the period of time shown in the bar chart, the highest quarterly return was 3.51%, for the quarter ended June 30, 2016, and the lowest quarterly return was (0.92)%, for the quarter ended March 31, 2016.

Average Annual Total Returns

	Inception Date	1 Year	Since Inception
Class I Shares	December 1, 2015
Return Before Taxes		5.12%	2.98%
Return After Taxes on Distributions*		4.80%	2.32%
Return After Taxes on Distributions and Sale of Fund Shares*		3.11%	1.97%
Class N Shares	December 1, 2015
Return Before Taxes		4.87%	2.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		11.96%	9.36%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class shares only. The after-tax returns for Retail Class shares will vary. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Updated performance information is available by calling the Fund, toll free, at (866) 858-4338, or by visiting the Fund’s website at www.TCW.com.

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Adviser and Portfolio Manager

Adviser

TCW Investment Management Company LLC

Portfolio Manager	Managed Fund Since
Iman H. Brivanlou	2015

Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, purchase minimums, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 31 of this Prospectus.

26

TCW Long/Short Fundamental Value Fund

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment.)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	1.65%	1.65%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses[1]	11.60%	11.60%
Total annual fund operating expenses	13.25%	13.50%
Fee waiver and/or expense reimbursement[2]	-11.25%	-11.25%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	2.00%	2.25%

[1]	“Other expenses” are based on estimated amounts for the current fiscal year.

[2]

TCW Investment Management Company LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) to 2.00% of average daily net assets with respect to Class I shares and 2.25% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2018. During this term, only the Board of Trustees may terminate or modify the terms of the contract. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower. If the Adviser does not agree to waive fees and/or reimburse expenses after March 1, 2018, the fees and expenses paid by shareholders of the Fund will increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years
I	$203	$2,712
N	$228	$2,772

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate thereby having the effect of decreasing the portfolio turnover rate. If these instruments were included in the calculations, the Fund would have a higher portfolio turnover rate. Because the Fund has not yet commenced operations, no portfolio turnover figures are available.

Principal Investment Strategies

To pursue its investment objective, the Fund will invest long, directly or indirectly, and sell short equity securities to provide consistent long-term capital appreciation. The Fund will use fundamental analysis to identify securities that the Adviser believes are underpriced relative to their underlying value and sell short securities the Adviser believes are overvalued. Because the Adviser regards public equities as representing fractional ownership of underlying businesses, it thinks that understanding the fundamental value of the underlying businesses is critical to investment success. The Adviser employs a focused, bottom-up research intensive approach to analyzing companies and building a portfolio of high conviction investment opportunities. The Adviser believes value dislocations often appear in market environments where excess speculation or selling of stocks occurs for reasons other than fundamental company performance. The Adviser’s view is that these events often occur in a company that is

27

approaching an inflection point in the trajectory of its business. Examples of inflection points include industry transitions, financial events, new management and other significant company developments.

The Fund may take short positions from time to time in securities of one issuer, while taking a long position in securities of another issuer in an attempt to gain from the relative valuation differences between the two issuers. This strategy may be used when the Adviser feels the long position will appreciate in value when compared to the short position. The Fund may hold a substantial portion of its total assets in cash from time to time depending on its level of short positions and the Adviser’s view of market conditions.

Equity securities include common and preferred stock; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); securities that may be converted into or exchanged for common or preferred stock, such as convertible equity (but not convertible debt), preferred stock, Eurodollar convertible securities, warrants and options; and other securities with equity characteristics. The Fund may invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”). The Fund may invest in non-affiliated funds to the extent permitted by the 1940 Act and rules thereunder. The portfolio managers also seek to mitigate risk through some diversification, hedging activities and adherence to a “value” oriented investment philosophy. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change.

The Fund may invest, without limitation, in derivative instruments, primarily futures and forward contracts, options, and swap agreements. Derivatives will be used in an effort to hedge investments, for risk management or to increase income or gain for the Fund.

Portfolio instruments may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio manager believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) there are negative macroeconomic or geopolitical considerations that may affect a company, (iv) another instrument may offer a better investment opportunity, (v) an individual instrument has reached its sell target, or (vi) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

Principal Risks

Because the Fund holds instruments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio instruments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

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Equity Securities Risk: Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which the issuing securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•

Liquidity Risk: Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on the Fund’s performance. Such securities may also be difficult to value and their values may be more volatile due to liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Recent changes in regulations such as the Volcker Rule may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The securities of many of the companies with small- or medium-sized capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

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Market Risk: Market risk is the risk that the securities or other markets in which the Fund’s investments trade or to which the Fund is exposed will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value.

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•

Short Sale Risk: The Fund may engage in short sales of equity securities or derivatives, transactions in which the Fund sells an instrument it does not own. To complete a short sale, (other than a short sale of an option) the Fund must borrow the instrument (typically from brokers or other institutions) to deliver to the buyer. The Fund is then obligated to replace the borrowed instrument by purchasing the instrument at the market price at the time of replacement. This price may be more or less than the price at which the instrument was sold by the Fund and the Fund will incur a loss if the price of the instrument sold short increases between the time of the short sale and the time the Fund replaces the borrowed instrument. Because a borrowed instrument could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that the Fund reinvests proceeds received from selling securities or derivatives short, it may effectively create leverage. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

•	Value Stock Risk: A value stock may not reach what the Adviser believes is its full estimated fair value, its intrinsic value may go down, or it may be appropriately priced at the time of purchase.

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Small- or Medium-Capitalization Company Risk: Investing in the securities of small- or mid-cap companies could entail greater risks than investments in larger, more established companies. Companies with small- or medium-sized market capitalization often have smaller markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

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Other Investment Company Risk: Investments by the Fund in the shares of other investment companies, including ETFs, are subject to the risks associated with such investment companies’ portfolio securities. Accordingly, the Fund’s investment in shares of another investment company will fluctuate based on the performance of such investment company’s portfolio securities. Further, Fund shareholders will indirectly bear a proportionate share of the expenses of any investment company in which the Fund invests, in addition to paying the Fund’s expenses.

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Derivatives Risk: The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is the measurement of how much the change in the price of a security, an index or a market varies compared to its average change. The Fund does not trade derivatives over-the-counter. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Futures: The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options: Investments in options are considered speculative. When the Fund purchases an option, it may lose the entire amount paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, the purchase price would represent a loss to the Fund. When a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below (in the case of a put) or above (in the case of a call) the exercise price of the written option, the Fund could experience a substantial loss.

Swap Agreements: In addition to risks applicable to derivatives generally, risks inherent in the use of swaps of any kind include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap (for a bilateral swap); (3) absence of a liquid secondary market for any particular swap at any time; and

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(4) possible inability of a Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

Forward Contracts: Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk and liquidity risk.

•	Hedging Risk: It is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. Hedging may also reduce gains or result in losses.

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Foreign Securities Risk: Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. Political or social instability, civil unrest, acts of terrorism and regional economic volatility are other potential risks that could impact an investment in a security of a non-U.S. issuer.

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Management Risk: The skills of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective. In addition, an investment strategy may fail to produce the intended results.

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New Fund Risk: The Fund is new. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy, which could result in the Fund being liquidated at any time without shareholder approval and could have negative tax consequences for shareholders.

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Alternative Strategies Risk: The investment strategies employed by the Fund are alternative strategies that have not been applied to mutual funds for an extended period of time. Accordingly, the Fund is subject to the risk that anticipated opportunities do not play out as planned, or that there are unexpected challenges in implementing the Fund’s strategies due to regulatory constraints for mutual funds.

Investment Results

Because the Fund has not yet commenced operations, it has no investment results.

Adviser and Portfolio Manager

Adviser

TCW Investment Management Company LLC

Portfolio Managers	Managed Fund Since
Jeremy Zhu	2017

Vincent Staunton, CFA	2017

Marty Lane	2017

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, purchase minimums, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page 31 of this Prospectus.

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Summary of Other Important Information

Regarding Fund Shares

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (TCW Alternative Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9886, Providence, RI 02940), or by telephone at (866)  858-4338. You may also purchase or redeem Fund shares through your dealer or financial adviser.

Purchase Minimums

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Class N:
Regular	$5,000	$0
Individual Retirement Account (“IRA”)	$1,000	$0
Automatic Investment Plan	$5,000	$100
Class I:
Regular accounts	$100,000	$25,000

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Fund Information

Investment Objectives

TCW Alternative Funds (the “Trust”) currently offers seven separate series (each, a “Fund,” and collectively, the “Funds”). The Funds’ investment objectives are as follows:

Fund	Investment Objective
TCW/Gargoyle Hedged Value Fund	Greater long-term capital appreciation with lower volatility than a stand- alone stock portfolio.

TCW/Gargoyle Dynamic 500 Fund	Greater long-term capital appreciation with reduced risk and lower volatility than the S&P 500 Index.

TCW/Gargoyle Systematic Value Fund	Long-term capital appreciation.

TCW/Gargoyle Dynamic 500 Collar Fund	Long-term capital appreciation with limited and defined risk of significant loss compared to the S&P 500 Index.

TCW/Gargoyle Dynamic 500 Market-Neutral Fund	Long-term capital appreciation regardless of the movement in the S&P 500 Index.

TCW High Dividend Equities Long/Short Fund	Long-term capital appreciation.

TCW Long/Short Fundamental Value Fund	Long-term capital appreciation.

The Funds’ investment objectives may be changed by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) without a vote of the shareholders; however, shareholders will be provided at least 60 days’ prior notice of any such change.

Principal Investment Strategies

Each Fund has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior notice of any change in the principal investment strategies of the Fund.

A Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information (“SAI”). In response to adverse market, economic, political, or other conditions, a Fund may, from time to time, take temporary defensive positions by investing a substantial part of its assets in high quality short-term money market instruments. To the extent that a Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

The summary section for each Fund at the beginning of this Prospectus contains a summary of the Fund’s principal investment strategies. The information below describes in greater detail the principal investment strategies of each Fund.

TCW/Gargoyle Hedged Value Fund

Under normal market conditions, the TCW/Gargoyle Hedged Value Fund (the “Hedged Value Fund”) seeks to achieve its investment objective by (i) investing substantially all of its net assets in equity securities of medium-large capitalization companies (the “Hedged Value Fund Stock Portfolio”) that Gargoyle Investment Advisor L.L.C., the Hedged Value Fund’s sub-adviser (“Gargoyle”), believes are attractively priced relative to medium-large capitalization stocks generally and (ii) selling index call options against the Hedged Value Fund Stock Portfolio (the “Hedged Value Fund Options Portfolio”) to partially hedge the Hedged Value Fund Stock Portfolio, reduce volatility and improve reward/risk of the Hedged Value Fund Stock Portfolio. The Hedged Value Fund Stock Portfolio as a whole serves as the underlying securities, and a basket of index call options are written (sold) in place of individual equity options. While Gargoyle views the Hedged Value Fund as one integrated portfolio in its effort to achieve the Hedged Value Fund’s stated investment objective, the Hedged Value Fund Stock Portfolio and the Hedged Value Fund Options Portfolio investment approaches can be viewed independently.

Gargoyle considers medium-large capitalization companies to be those within the market capitalization range of the Russell 1000 Index. As of December 31, 2016, companies in that index had market capitalizations of at least $2 billion. The equity securities in which the Hedged Value Fund invests are primarily common stocks. The Hedged Value Fund invests primarily in the securities of U.S. companies, but it may also

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invest in securities of non-U.S. issuers. The Hedged Value Fund only invests in a non-U.S. issuer through shares of that issuer listed directly on a U.S. stock exchange.

In constructing the Hedged Value Fund Stock Portfolio, Gargoyle periodically, and at least monthly, statistically analyzes approximately 2,500 U.S.-listed companies with the largest market capitalizations. For each company, Gargoyle compares a number of fundamental ratios, such as the price-to-earnings ratio and the price-to-sales ratio, against both the company’s historic average as well as the applicable industry’s current average for each such ratio. The goal is to identify those companies whose current fundamental ratios are low relative to their own historic ratios and their industry’s current ratios rather than to identify companies with the lowest ratios on an absolute basis. Based upon these comparisons and through the use of a proprietary algorithm, each company is assigned a number (referred to as the “JScore”), which is the percentage of “fair market value” at which Gargoyle believes each such company is trading. While Gargoyle analyzes approximately 2,500 U.S.-listed companies, it limits the universe of candidates for inclusion in the Hedged Value Fund Stock Portfolio to those with the largest market capitalization (typically the largest 1,000 companies). Based on the JScores, these companies are then divided into three groups: a company with a JScore substantially below 95% is a “buy” candidate, a company with a JScore below, but not significantly below, 95% is a “hold” candidate, and a company with a JScore above 95% is considered a “Sell” candidate. With respect to “buy” candidates, the Hedged Value Fund will generally purchase a “buy” candidate if it has additional capital to invest, subject to certain subjective criteria and risk considerations, such as the limitations as to Fund investment in a single company, industry or sector. With respect to “hold” candidates, if the Hedged Value Fund does not already own a “hold” candidate, it will generally not buy the “hold” candidate; and if the Hedged Value Fund already owns the “hold” candidate, it will generally not sell the “hold” candidate unless, pursuant to a proprietary algorithm and in consideration of potential tax consequences, it determines that the Hedged Value Fund’s current holding in the “hold” candidate should be reduced or fully liquidated. With respect to “sell” candidates, the Hedged Value Fund will generally, subject to certain tax considerations, sell its current holding of a “sell” candidate in order to meet redemption requests or to provide funds to purchase “buy” candidates.

The second prong of the Hedged Value Fund’s investment strategy is to sell index call options against the Hedged Value Fund Stock Portfolio in an effort to increase the Hedged Value

Fund’s income, reduce the volatility of its returns and, in general, improve the reward/risk of the Hedged Value Fund Stock Portfolio. In constructing the Hedged Value Fund Options Portfolio, throughout each month, Gargoyle, using proprietary software, determines the “best” basket of indexes on which to sell index call options based on considerations of (i) the degree to which a basket, on a historical basis, would have most closely replicated, on a statistical basis, the historic performance of the current Hedged Value Fund Stock Portfolio (the specific contents of the Hedged Value Fund Stock Portfolio are not relevant to this consideration) and (ii) which indexes have the most relatively overvalued options from an options valuation perspective. Between these two considerations, the historical correlation of the basket takes precedence over valuation. Based upon other proprietary software and the experience and judgment of Gargoyle’s portfolio managers, it then typically sells short-term index call options with exercise prices near the index’s current value such that the combined net long market exposure of the long Hedged Value Fund Stock Portfolio and the short Hedged Value Fund Options Portfolio is approximately 50%. This net figure is determined by considering the long exposure of the Hedged Value Fund Stock Portfolio to be 100%. The Hedged Value Fund Options Portfolio is targeted to be sufficiently short so as to reduce the overall Fund market exposure to a net long 50% (after adjustment for the portfolio managers’ subjective judgment as to the future beta of the Hedged Value Fund Stock Portfolio, essentially meaning the expected magnitude of its movements relative to market movements).

Gargoyle aims for the Hedged Value Fund to have, on an options-adjusted basis, a 50% net long market exposure. Gargoyle monitors the Hedged Value Fund’s net long market exposure continually but does not generally adjust the net exposure of the Hedged Value Fund Options Portfolio between expirations if the net long market exposure stays between the risk parameters then in place (currently between 35% and 65%, as such is determined by Gargoyle, taking into account the expected future beta of the Hedged Value Fund Stock Portfolio and the effects of changing option volatility). If due to market conditions, the Hedged Value Fund’s net long market exposure moves outside the risk parameters then in place, Gargoyle will adjust the Hedged Value Fund Options Portfolio with the goal to bring the Hedged Value Fund back within those parameters. To the extent that Gargoyle determines to roll the Hedged Value Fund Options Portfolio forward on or before it would otherwise expire, the Hedged Value Fund will endeavor to maintain a Hedged Value Fund Options Portfolio of short call options.

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The premium, the exercise price and the value of the index underlying an index call option at the time of expiration or liquidation determine the gain or loss realized by the Hedged Value Fund as the seller of the index call option, and there can be no guarantee of any positive returns in any given month.

As part of its determination of the best combination of options, Gargoyle strives to sell call options so that each month the total premium and the time premium received for the index call options exceed minimum thresholds set by the portfolio manager, which may vary based upon the market-perceived future volatility of the indexes.

Although Gargoyle will endeavor to sell short-term index call options, the Hedged Value Fund may implement other options strategies to hedge the Hedged Value Fund Stock Portfolio, such as selling index call options other than short-term options, purchasing put options (on a stock, a sector index or a market index), or selling call options on individual stocks or sector indexes.

TCW/Gargoyle Dynamic 500 Fund

Under normal market conditions, the TCW/Gargoyle Dynamic 500 Fund (the “Dynamic 500 Fund”) seeks to achieve its investment objective by buying the S&P 500 Index (“SPX”) (the “Dynamic 500 Fund Stock Portfolio”) (or gaining exposure thereto through the purchase of ETFs) and selling short-term SPX call options (the “Dynamic 500 Fund Options Portfolio”) on a monthly basis. The Fund may implement the options-only equivalent of this strategy, thereby obviating the need to buy the SPX directly, or gain exposure by buying a SPX exchange-traded fund, for some or all of the Fund’s position. In an effort to maximize upside participation and to provide more downside protection, Gargoyle, the Dynamic 500 Fund’s sub-adviser, continually monitors the Dynamic 500 Fund Options Portfolio and actively adjusts the Dynamic 500 Fund Options Portfolio in an effort to maintain the combined net long market exposure of the long Dynamic 500 Fund Stock Portfolio and the short Dynamic 500 Fund Options Portfolio within the range of 35% and 65%, with a target of 50%. This net figure is determined by considering the long exposure of the Dynamic 500 Fund Stock Portfolio to be 100%. The Dynamic 500 Fund Options Portfolio is targeted to be sufficiently short so as to reduce the overall Fund market exposure to a net long 50%. To the extent that Gargoyle determines to roll the Dynamic 500 Fund Options Portfolio forward on or before it would otherwise expire, the Dynamic 500 Fund will endeavor to maintain a Dynamic 500 Fund Options Portfolio of short call options.

The premium, the exercise price and the value of the index underlying an index call option at the time of liquidation or expiration determine the gain or loss realized by the Dynamic 500 Fund as the seller of the index call option, and there can be no guarantee of any positive returns in any given month.

TCW/Gargoyle Systematic Value Fund

Under normal market conditions, the TCW/Gargoyle Systematic Value Fund (the “Systematic Value Fund”) seeks to achieve its investment objective by investing substantially all of its net assets in equity securities of medium-large capitalization companies (the “Systematic Value Fund Stock Portfolio”) that Gargoyle, the Systematic Value Fund’s sub-adviser, believes are attractively priced relative to medium-large capitalization stocks generally.

Gargoyle considers medium-large capitalization companies to be those within the market capitalization range of the Russell 1000 Index. As of December 31, 2016, companies in that index had market capitalizations of at least $2 billion. The equity securities in which the Systematic Value Fund invests are primarily common stocks. The Systematic Value Fund invests primarily in the securities of U.S. companies, but it may also invest in securities of non-U.S. issuers. Typically, the Systematic Value Fund only invests in a non-U.S. issuer through shares of that issuer listed directly on a U.S. stock exchange.

In constructing the Systematic Value Fund Stock Portfolio, Gargoyle periodically, and at least monthly, statistically analyzes the approximately 2,500 U.S.-listed companies with the largest market capitalizations. For each company, Gargoyle compares a number of fundamental ratios, such as the price-to-earnings ratio and the price-to-sales ratio, against both the company’s historic average as well as the applicable industry’s current average for each such ratio. The goal is to identify those companies whose current fundamental ratios are low relative to their own historic ratios and their industry’s current ratios rather than to identify companies with the lowest ratios on an absolute basis. Based upon these comparisons and through the use of a proprietary algorithm, each company is assigned the JScore, which is the percentage of “fair market value” at which Gargoyle believes each such company is trading.

While Gargoyle analyzes approximately 2,500 companies, it limits the universe of candidates for inclusion in the Systematic Value Fund Stock Portfolio to those with the largest market capitalization (typically the largest 1,000 companies).

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Based on the JScores, these companies are then divided into three groups: a company with a JScore substantially below 95% is a “buy” candidate, a company with a JScore below, but not significantly below, 95% is a “hold” candidate, and a company with a JScore above 95% is considered a “Sell” candidate. With respect to “buy” candidates, the Systematic Value Fund will generally purchase a “buy” candidate if it has additional capital to invest, subject to certain subjective criteria and risk considerations, such as the limitations as to Fund investment in a single company, industry or sector. With respect to “hold” candidates, if the Systematic Value Fund does not already own a “hold” candidate, it will generally not buy the “hold” candidate; and if the Systematic Value Fund already owns the “hold” candidate, it will generally not sell the “hold” candidate unless, pursuant to a proprietary algorithm and in consideration of potential tax consequences, it determines that the Systematic Value Fund’s current holding in the “hold” candidate should be reduced or fully liquidated. With respect to “sell” candidates, the Systematic Value Fund will generally, subject to certain tax considerations, sell its current holding of a “sell” candidate in order to meet redemption requests or to provide funds to purchase “buy” candidates.

TCW/Gargoyle Dynamic 500 Collar Fund

Under normal market conditions, the TCW/Gargoyle Dynamic 500 Collar Fund (the “Dynamic Collar Fund”) seeks to achieve its investment objective by gaining exposure to the S&P 500 Index (“SPX”) directly or indirectly through ETFs (the “Stock Portfolio”), buying SPX put options intended to protect against a drop in the Stock Portfolio and selling shorter-dated SPX call options to reduce the Adviser-forecasted cost of maintaining the put position (the “Options Portfolio”). The Dynamic Collar Fund may implement the options-only equivalent of this strategy, thereby obviating the need to buy the SPX directly, or gain exposure by buying a SPX exchange-traded fund, for some or all of the Dynamic Collar Fund’s position. The Options Portfolio’s position is regarded as a collar because the option position limits losses (through long put options by eliminating exposure to the Stock Portfolio below a set level) while limiting gains (through short call options by eliminating exposure to the Stock Portfolio above a set level). In an effort to maximize upside participation and to provide more downside protection, Gargoyle Investment Advisor L.L.C., the Dynamic Collar Fund’s sub-adviser (“Gargoyle” or the “Sub-Adviser”), continually monitors the Options Portfolio and actively adjusts the Options Portfolio in an effort to create a dynamic or adjustable collar that can better protect the Stock Portfolio.

TCW/Gargoyle Dynamic 500 Market-Neutral Fund

Under normal market conditions, the TCW/Gargoyle 500 Market Neutral Fund (the “Market-Neutral Fund,” and together with the Hedged Value Fund, the Dynamic 500 Fund, the Systematic Value Fund and the Dynamic Collar Fund, the “Gargoyle Funds”) seeks to achieve its investment objective by gaining exposure to the S&P 500 Index (“SPX”) directly or indirectly through ETFs (the “Stock Portfolio”) and selling SPX call options (the “Options Portfolio”). The Market-Neutral Fund may implement the options-only equivalent of this strategy, thereby obviating the need to buy the SPX directly, or gain exposure by buying a SPX exchange-traded fund, for some or all of the Market-Neutral Fund’s position. In an effort to obtain positive investment returns without regard to the general direction of the general stock market, Gargoyle Investment Advisor L.L.C., the Market-Neutral Fund’s sub-adviser (“Gargoyle” or the “Sub-Adviser”), continually monitors the Options Portfolio and actively adjusts the Options Portfolio in an effort to target an approximately market-neutral exposure (based on the SPX) when combined with the long exposure of the Stock Portfolio. These adjustments are generally made when the combined account, based on option valuation theory, exceeds plus or minus 30% net-market exposure.

TCW High Dividend Equities Long/Short Fund

Under normal circumstances, the TCW High Dividend Equity Long/Short Fund (the “Dividend Long/Short Fund”) invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in long and short positions in equity securities listed on U.S. financial markets that are considered to have high dividends (i.e., dividends that are above, or expected to be above, the average of the dividends paid on stocks included in the SPX) and in derivative instruments that have economic characteristics of such securities. The Dividend Long/Short Fund may also short equity securities that have no dividend. Investments in derivative instruments will be valued at the mark-to-market value of those investments for purposes of measuring compliance with the noted 80% policy. If the Dividend Long/Short Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. In seeking to achieve the Dividend Long/Short Fund’s investment objective, the portfolio manager primarily utilizes a qualitative approach to identify potentially high yielding (i.e., higher than average) dividend securities of U.S. issuers. Equity securities include common and preferred stock; equity securities of foreign companies listed on established exchanges, including NASDAQ; ADRs; securities that may be converted into or exchanged for common or preferred stock, such as

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convertible stock, convertible equity (but not convertible debt), preferred stock, Eurodollar convertible securities, warrants and options; and other securities with equity characteristics. The Dividend Long/Short Fund will invest primarily in U.S. listed and domiciled companies that have a record of paying dividends, including real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), publicly traded partnerships (“PTPs”), business development companies (“BDCs”) and U.S. equity exchange traded funds (“ETFs”). The Fund may invest in non-affiliated funds to the extent permitted by the 1940 Act and rules thereunder. The Dividend Long/Short Fund may from time to time hold a substantial portion of its portfolio in cash or short-term investments such as money market instruments or commercial paper.

A concentration in companies with small- or medium-sized market capitalization will result from time to time as a result of the Adviser’s implementation of the Dividend Long/Short Fund’s investment strategies.

The Dividend Long/Short Fund employs a “long/short” investment strategy to attempt to achieve capital appreciation and manage risk by purchasing high dividend stocks believed to be undervalued and selling short high dividend stocks believed to be overvalued. The Fund may also short overvalued stocks that pay a low dividend or no dividend at all. In identifying appropriate long or short positions, the portfolio manager primarily utilizes a bottom-up investment process, with emphasis on various value-oriented factors, including return on assets, cash flow quality, dividend stability, and management integrity. The Dividend Long/Short Fund generally maintains a net long bias, with a maximum of 30% of the Dividend Long/Short Fund’s assets may be shorted under normal market conditions. The Fund may hold a substantial portion of its total assets in cash when it holds significant short positions.

In constructing the long portfolio, TCW Investment Management Company LLC, the Funds’ investment adviser (“TIMCO” or the “Adviser”) seeks to acquire securities trading at a substantial discount to their intrinsic value. TIMCO performs a fundamental analysis and evaluates, among other factors, a company’s balance sheet, liquidity, cash flow, dividend growth, forecasted earnings, management track record in value creation and management stability. TIMCO also monitors the Dividend Long/Short Fund’s portfolio based on market capitalization, end-market exposure, thematic diversity and other appropriate factors, but may at times focus on certain sectors or themes as appropriate when market conditions are favorable. In selecting short positions for the Dividend Long/Short Fund, TIMCO uses the same bottom-up approach to identify companies with excessive valuation, including those companies with unsustainable dividend yields, balance sheet issues, or fundamentally flawed business models, as well as companies with managerial issues, including those companies whose management has a track record of value destruction or poor capital allocation, lacks skills, or is suspected of engaging in fraudulent activities. The Dividend Long/Short Fund is not required to have short exposure at all times and may use put options to express short thesis.

The Dividend Long/Short Fund may buy or sell call or put options on stocks, indices or ETFs. These practices may be used to hedge the Dividend Long/Short Fund’s portfolio as well as for investment purposes; however, such practices may reduce returns or increase volatility. Other derivatives such as futures and swaps will be used to generate long or short exposure, or to hedge that exposure.

The Dividend Long/Short Fund will invest in illiquid securities and may invest up to 15% of its net assets in such securities. The Dividend Long/Short Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. Under normal circumstances, the Dividend Long/Short Fund expects to maintain a concentrated portfolio (typically fewer than 30 holdings) in addition to its short-term and money market investments.

Portfolio instruments may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio manager believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) there are negative macroeconomic or geopolitical considerations that may affect a company, (iv) another instrument may offer a better investment opportunity, (v) an individual instrument has reached its sell target, or (vi) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

TCW Long/Short Fundamental Value Fund

To pursue its investment objective, the TCW Long/Short Fundamental Value Fund (the “Fundamental Long/Short Fund”) will invest long, directly or indirectly, and sell short equity securities, to provide consistent long-term capital appreciation. The Fundamental Long/Short Fund will use fundamental analysis to identify securities that the Adviser believes are underpriced relative to their underlying value and

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sell short securities the Adviser believes are overvalued. Because the Adviser regards public equities as representing fractional ownership of underlying businesses, it thinks that understanding the fundamental value of the underlying businesses is critical to investment success. The Adviser employs a focused, bottom-up research intensive approach to analyzing companies and building a portfolio of high conviction investment opportunities. The Adviser believes value dislocations often appear in market environments where excess speculation or selling of stocks occurs for reasons other than fundamental company performance. The Adviser’s view is that these events often occur in a company that is approaching an inflection point in the trajectory of its business. Examples of inflection points include industry transitions, financial events, new management and other significant company developments.

The Fundamental Long/Short Fund may take short positions from time to time in securities of one issuer, while taking a long position in securities of another issuer in an attempt to gain from the relative valuation differences between the two issuers. This strategy may be used when the Adviser feels the long position will appreciate in value when compared to the short position. The Fundamental Long/Short Fund may hold a substantial portion of its total assets in cash from time to time depending on its level of short positions and the Adviser’s view of market conditions.

Equity securities include common and preferred stock; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); securities that may be converted into or exchanged for common or preferred stock, such as convertible equity (but not convertible debt), preferred stock, Eurodollar convertible securities, warrants and options; and other securities with equity characteristics. The Fundamental Long/Short Fund may invest in common stocks and convertible securities of real estate companies, including REITs. The Fundamental Long/Short Fund may invest in non-affiliated funds to the extent permitted by the 1940 Act and rules thereunder. The portfolio managers also seek to mitigate risk through some diversification, hedging activities and adherence to a “value” oriented investment philosophy. If the Fundamental Long/Short Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change.

The Fundamental Long/Short Fund may invest, without limitation, in derivative instruments, primarily futures and forward contracts, options, and swap agreements. Derivatives will be used in an effort to hedge investments, for risk management or to increase income or gain for the Fund.

Portfolio instruments may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio manager believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) there are negative macroeconomic or geopolitical considerations that may affect a company, (iv) another instrument may offer a better investment opportunity, (v) an individual instrument has reached its sell target, or (vi) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

Principal Risks

The Funds are affected by changes in the economy, portfolio securities and other markets. There is also the possibility that investment decisions the Adviser and the Sub-Adviser make with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you — and the more you can lose.

Because the Funds hold securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up.

Your investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person. You can lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others.

Alternative Strategies Risk

The investment strategies employed by the Funds are alternative strategies that have not been applied to mutual funds for an extended period of time. Accordingly, the Funds are

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subject to the risk that anticipated opportunities do not play out as planned, or that there are unexpected challenges in implementing the Funds’ strategies due to regulatory constraints for mutual funds.

BDC Risk

The risk of investing in a BDC is similar to the risk of investing in a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder, and they may trade in the market at a discount to their net asset value. BDCs may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. BDCs are required to invest at least 70% of their assets in a portfolio of qualifying investments. BDCs are subject to various risks, including, but not limited to, limited operating histories, reliance on the advisors, conflicts of interests, payment of substantial fees to their advisors and their affiliates, liquidity risk and the risk of liquidations at a value less than the original amount invested. Shares of BDCs may not be publicly traded. The share redemption plans of non-traded investments are generally limited and subject to suspension, modification or termination at any time. Redemptions, if they occur at all, may be below the purchase price. BDC shares are subject to additional risks, including, but not limited to, regulatory risks, market cycle risks, interest rate risks, and leverage risks. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), the BDCs in which certain Funds may invest must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which a Fund invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the applicable Fund, which would in turn decrease the total return of the applicable Fund in respect of such investment.

Correlation Risk

As part of its investment strategy, the Hedged Value Fund sells index call options to hedge the Hedged Value Fund Stock Portfolio. There is the risk that the returns of the Hedged Value Fund Stock Portfolio do not correlate with those of the indexes on which the call options are written. Further, the Sub-Adviser may not correctly assess the degree of correlation between the performance of the basket of indexes used in the hedging strategy and the performance of the equity securities in the Hedged Value Fund Stock Portfolio being hedged. If the degree of correlation is sufficiently low, the Hedged Value Fund could incur losses, even during times that the Hedged Value Fund Stock Portfolio generates profits.

Counterparty Risk

Counterparty risk refers to the risk that the other party to a contract, such as individually negotiated or over-the-counter derivatives (e.g., swap agreements), will not fulfill its contractual obligations, which may cause losses or additional costs to a Fund.

Currency Risk

Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar may affect a Fund’s investments denominated in foreign currencies and may affect the finances of a foreign issuer, which could affect the value of that issuer’s U.S.-listed, U.S. dollar-denominated securities held by a Fund. In addition, a Fund is subject to currency risk when it invests in foreign currencies, receives revenues in foreign currencies, or invests in derivatives that provide exposure to foreign currencies. Such fluctuations in currency exchange rates may be caused by, among others, inflation, interest rates, budget deficits, political factors and government controls.

Derivatives Risk

Certain Funds may invest in derivatives, which are instruments whose value is based on the value of another security, commodity or index. Derivatives include, among other things, swap agreements, options, forwards and futures. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates, management risk and liquidity risk.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying security, commodity or asset. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate perfectly with the underlying asset, reference rate or index. Certain types of derivatives involve

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greater risks than the underlying obligations because, in addition to general market risks, they are subject to counterparty risk and liquidity risk. Investments in derivatives that are negotiated over-the-counter with a single counterparty are subject to credit risks related to the counterparty’s ability to perform its obligations and the further risk that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities and commodities may experience periods of illiquidity, which could cause a portfolio to hold an investment it might otherwise sell or to sell an investment it otherwise might hold at inopportune times or for prices that do not reflect current market value. The Adviser or the Sub-Adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a Fund’s portfolio.

Additionally, some derivatives can create investment leverage and may create additional risks that may subject a Fund to greater volatility and less liquidity than investments in more traditional securities. The investment of a Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund, thus exaggerating any increase or decrease the derivatives may cause in the net asset value of the Fund.

Other risks in using derivatives include the risk of mispricing or improper valuation. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, a Fund’s use of derivatives (including covered call options) may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

By investing in a derivative instrument, a Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Derivatives, such as swaps, forward contracts and non-deliverable forward contracts, are subject to regulation under the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other laws or regulations in Europe and other foreign jurisdictions. Under the Dodd-Frank Act, certain derivatives may become subject to new or increased margin requirements when regulations are finalized and become effective. Implementation of Dodd-Frank Act regulations relating to clearing, margin and other requirements for derivatives may increase the costs to the Funds of trading derivatives and may reduce returns to shareholders in the Funds. In December 2015, the U.S. Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Funds. If that rule becomes effective, it could limit the ability of the Funds to invest in derivatives.

Futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When a Fund purchases an option, it may lose the entire amount paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, the purchase price would represent a loss to

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the Fund. When a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below (in the case of a put) or above (in the case of a call) the exercise price of the written option, the Fund could experience a substantial loss.

Index Call Option Writing Risk. An index call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over the exercise price as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the exercise price of the option. Selling index call options can reduce the risk of owning the portfolio securities because declines in the value of the portfolio securities would be offset to the extent of the up-front cash (premium) received at the time of selling the call option. However, as the writer of an index call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the index covering the call option above the exercise price of the call option. If a Fund’s investment strategy does not contemplate investing in or replicating a particular index, the Fund will not profit from increases in market value of a particular index, and selling index call options in such case can limit the Fund’s opportunity to profit from an increase in the market value of the portfolio securities, to the extent that the performance of the portfolio securities correlates with the index underlying the call option written by the Fund.

Swap Agreements. A Fund may invest in swap agreements. Swap agreements are derivative instruments entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. In addition to risks applicable to derivatives generally, risks inherent in the use of swaps of any kind include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap (for a bilateral swap); (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of a Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so. Certain standardized swap transactions are subject to mandatory exchange trading or central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or liquidity risk entirely.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk and liquidity risk.

Difference in Market Close Time Risk

The listed stock markets close at 4 PM ET whereas the listed option markets close at 4:15 PM ET. News that is announced between 4 PM and 4:15 PM could cause the options portfolio to move adversely without the ability of the stock portfolio to move.

Equity Securities Risk

Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer, including convertible securities, depository receipts, and rights and warrants. Equity securities risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and can decline in value over short or extended periods. Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which

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the issuing securities held by a Fund participate, or factors relating to specific companies in which a Fund invests.

Foreign Securities Risk

Certain Funds’ investments in foreign securities, including in depositary receipts, such as ADRs, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. Typically, the Gargoyle Funds only invest in a non-U.S. issuer through shares of that issuer listed on an established stock exchange, and therefore is subject to the accounting, auditing and financial reporting standards of that exchange. Political or social instability, civil unrest, acts of terrorism and regional economic volatility are other potential risks that could impact an investment in a security of a non-U.S. issuer.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments. Responses to the financial problems by European Union governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In a public referendum in June 2016, the United Kingdom voted to leave the European Union (a process now commonly referred to as “Brexit”). As a result of and based on the pronouncements of the UK government, it is probable that negotiations will take place to determine the terms of the United Kingdom’s departure from, and of its new political and economic relationship with, the EU. This could lead to a period of significant uncertainty and increased volatility in both US and global securities and currency markets. In addition to concerns related to the effect of Brexit, that referendum may inspire similar initiatives in other EU member countries, producing further risks for global financial markets.

Hedging Risk

It is also not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. Hedging may also reduce gains or result in losses.

High Portfolio Turnover Risk

The investment techniques used by a Fund may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause a Fund to incur higher levels of transaction costs, including brokerage fees and commissions and dealer mark-ups, which may reduce the performance of the Fund. High portfolio turnover rates may also result in increased capital gains, including short-term capital gains, which will generally be taxable to shareholders as ordinary income and would increase a shareholder’s tax liability unless shares are held through a tax-deferred or tax-exempt vehicle. The portfolio turnover rate of a Fund cannot be accurately predicted.

Leverage Risk

Leverage may result from certain transactions, including the use of derivatives (including options), borrowing and reverse repurchase agreements. Increases and decreases in the value of a Fund’s portfolio will be magnified when the Fund uses leverage, and, during periods of adverse market conditions, the use of leverage may cause the Fund to lose more money than would have been the case if leverage was not used. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk

Liquidity risk is the risk that a Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, a Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on the Fund’s performance. Such securities may also be difficult to value and their values may be more volatile due to liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of a Fund to sell portfolio securities. Recent changes in regulations such as the Volcker Rule may further constrain the ability of market participants to create liquidity, particularly in times of increased

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market volatility. The securities of many of the companies with medium-sized capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

Management Risk

The skills of the Adviser and the Sub-Adviser will play a significant role in a Fund’s ability to achieve its investment objective, and there is the risk that an investment strategy may fail to produce the intended results. A Fund’s ability to achieve its investment objectives depends on the investment skills and ability of the Adviser and the Sub-Adviser and on their ability to correctly identify economic trends, and there can be no assurance that the Fund will achieve its investment objective or achieve positive results. The Adviser’s or the Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the securities a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in a Fund.

Market Risk

Market risk is the risk that the securities or other markets in which a Fund’s investments trade or to which a Fund is exposed will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value. Certain stocks may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Models Risk

The proprietary algorithm and software (collectively, “models”) used by the Sub-Adviser to determine or guide investment decisions may not achieve the objectives of a Fund. Any imperfections or limitations in the analyses and models could affect the ability of the Sub-Adviser to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate, and/or it may not include the most recent information about a company or a security. Additionally, the Sub-Adviser is able to adjust the models or, under certain adverse conditions, to deviate from the models employed by it. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the Sub-Adviser had not adjusted or deviated from the models.

New Fund Risk

Some of the Funds are new. Accordingly, investors in a new Fund bear the risk that the Fund may not be successful in implementing its investment strategies or may not employ a successful investment strategy, which could result in the Fund being liquidated at any time without shareholder approval and could have negative tax consequences for shareholders. The Adviser or the Sub-Adviser also may not be fully able to implement their investment strategies within the regulatory constraints for mutual funds.

Non-Diversification Risk

The Dividend Long/Short Fund is organized as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the general limitation that with respect to 75% of a fund’s total assets, it may not invest more than 5% of its total assets in any particular issuer or hold more than 10% of the outstanding voting securities of any particular issuer. Because a relatively higher percentage of the Dividend Long/Short Fund’s assets may be invested in the securities of a limited number of issuers, it may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Other Investment Company Risk

Certain Funds may acquire shares in other investment companies, including U.S. or foreign investment companies, ETFs, and REITs to the extent permitted by the 1940 Act and rules thereunder. An investment in the shares of another

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investment company is subject to the risks associated with that investment company’s portfolio securities. Accordingly, a Fund’s investment in shares of other investment companies will fluctuate based on the performance of such investment company’s portfolio securities. As a shareholder of another investment company, a Fund would bear its proportionate share of that investment company’s expenses, including any investment advisory and administration fees. At the same time, such Fund would continue to pay its own investment advisory fees and other expenses. As a result, such Fund and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies. Other investment companies will have their own investment and valuation policies and procedures, which may vary from those of a Fund. There can be no assurance that the investment objective of any other investment company in which a Fund invests will be achieved.

PTP and MLP Risk

Investments in securities of a PTP or MLP are subject to risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the PTP or MLP, risks related to potential conflicts of interest between the PTP or MLP’s limited partners and the PTP or MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain PTPs and MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those PTPs or MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those PTPs or MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. PTPs and MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

REIT and Real Estate Company Risk

REITs are pooled investment vehicles that typically invest directly in real estate, mortgages and/or loans collateralized by real estate. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that a Fund may invest in a real estate company, which purports to be a REIT but fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would not qualify for tax-free “pass-through” of income and would be subject to corporate level taxation, thereby significantly reducing the return to the Fund on its investment in such company. REITs are also subject to heavy cash flow dependency and self-liquidation.

The value of a Fund’s investments in REITs and real estate companies may generally be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; and (viii) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

REITs often do not provide complete tax information to shareholders until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission to extend the deadline for issuance of Forms 1099-DIV.

REITs that invest in mortgages, loans or mortgage- or loan-backed securities will also be indirectly subject to various risks associated with those investments, including: interest rate risk, credit risk and defaulted securities risk, which are described elsewhere in this Prospectus. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and

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liquidity of the market for an individual or class of debt security can also affect its price and, hence, the market value of a Fund.

Short Sale Risk

Certain Funds may engage in short sales of equity securities or derivatives, transactions in which the Fund sells an instrument it does not own. To complete a short sale (other than a short sale of an option), the Fund must borrow the instrument (typically from brokers or other institutions) to deliver to the buyer. The Fund is then obligated to replace the borrowed instrument by purchasing the instrument at the market price at the time of replacement. This price may be more or less than the price at which the instrument was sold by the Fund and the Fund will incur a loss if the price of the instrument sold short increases between the time of the short sale and the time the Fund replaces the borrowed instrument. Because a borrowed instrument could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that a Fund reinvests proceeds received from selling securities or derivatives short, it may effectively create leverage. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

Small- or Medium-Capitalization Company Risk

The Funds may invest in the securities of small- or medium-capitalization companies, which could entail greater risks than investing in larger, more established companies. Companies with small- or medium-sized market capitalization often have smaller markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies, and their stock prices may be based in substantial part on future expectations rather than current achievements. As a result, their performance can be more volatile, their securities may be less liquid and subject to more severe, abrupt or erratic market movements, they are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession, and they face a greater risk of business failure. Further, small- or medium-capitalization companies may have less publicly available information than larger, more established companies, and, when available, it may be inaccurate or incomplete.

Value Stock Risk

Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets, and during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and may have difficulty finding additional financing needed for their operations. A value stock may not reach what the Adviser or the Sub-Adviser believes is its full estimated fair value if other investors fail to recognize the stock’s value or the catalyst that the Adviser or the Sub-Adviser believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the Adviser or the Sub-Adviser anticipates. Additionally, the intrinsic value of a value stock may go down, or it may be appropriately priced at the time of purchase.

Additional Risks

Allocation Risk

The investment performance of certain Funds depends on how its assets are allocated and reallocated according to its allocation targets, ranges or principles. A principal risk of investing in these Funds is that the Adviser or the Sub-Adviser will make less than optimal or poor allocation decisions. The Adviser or the Sub-Adviser attempts to identify investment allocations that will optimize returns given various levels of risk tolerance; however, there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser or the Sub-Adviser will focus on investments that perform poorly or underperform other investments under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Commodity Risk

Certain Funds invest in commodity-linked derivative instruments, which may subject such Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Debt Securities Risk

Debt securities are subject to various risks. Debt securities are subject to two primary (but not exclusive) types of risk: credit risk and interest rate risk. These risks can affect a debt security’s price volatility to varying degrees, depending upon

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the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of debt security can also affect its price and, hence, the market value of a Fund.

Credit Risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.

Interest Rate Risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in a bond’s price depends on several factors, including the bond’s maturity date. The degree to which a bond’s price will change as a result of changes in interest rates is measured by its duration. Generally, bonds with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). It is possible that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from resulting rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Funds, even if anticipated by the Adviser and/or the Sub-Adviser.

Globalization Risk

The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the United States economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

Investment Style Risk

The Funds may be subject to investment style risk. The Adviser’s or the Sub-Adviser’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Issuer Risk

The value of securities held by a Fund may decline for a number of reasons that directly relate to an issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods and services. The amount of dividends paid with respect to equity securities, or the ability of an issuer to make payments in connection with debt securities, may decline for reasons that relate to the issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend, or reasons that relate to the broader financial system. In addition, there may be limited public information available for the Adviser or the Sub-Adviser to evaluate foreign issuers.

Price Volatility Risk

The value of a Fund’s investment portfolio will change as the prices of its investments go up or down. A Fund’s returns will vary, and you may lose money. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. Different parts of the market and different types of securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or market as a whole. Prices of most securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur a loss than an investor who holds investments for the longer-term. The fewer issuers in which a Fund invests there are, the greater the potential volatility of its portfolio will be.

Securities Lending Risk

Each Fund may lend portfolio securities with a value equal to up to 25% of its total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the

45

borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing a Fund to lose money.

Securities Selection Risk

The specific securities held in a Fund’s investment portfolio may underperform those held by other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

Tax Risk

Each Fund must derive at least 90% of its gross income from qualifying sources in order to qualify for favorable tax treatment as a regulated investment company under Subchapter M of the Code. This requirement will limit the ability of a Fund to invest in commodities, derivatives on commodities, or other instruments that could result in non-qualifying income.

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Management of the Funds

Investment Adviser

The Funds’ investment adviser is TCW Investment Management Company LLC and has its principal place of business at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Adviser was organized in 1987 as a wholly owned subsidiary of The TCW Group, Inc. (“TCW”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

As of December 31, 2016, the Adviser and its affiliated companies, which provide a variety of investment management and investment advisory services, had approximately $191.6 billion in assets under management or committed to management.

The Trust, on behalf of the Funds, and the Adviser have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Funds have employed the Adviser to, subject to the direction and supervision of the Board, provide investment advisory and management services, including, among others, managing the investment of the assets of the Funds, administering the day-to-day operations of the Funds, furnishing to the Trust office space and all necessary office facilities, supplies and equipment, and arranging for officers or employees of the Adviser to serve, without compensation from the Trust, as officers, trustees or employees of the Trust.

Pursuant to the Advisory Agreement, the Adviser may employ one or more sub-advisers as the Adviser may believe to be particularly fitted to assist the Adviser in the performance of the Advisory Agreement, provided that the compensation of any sub-adviser shall be paid by the Adviser. Currently, all Funds, except for the Dividend Long/Short Fund and the Fundamental Long/Short Fund, have one sub-adviser.

Management Fees and Other Expenses

Under the Advisory Agreement, each Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following management fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
TCW/Gargoyle Hedged Value Fund	0.90%
TCW/Gargoyle Dynamic 500 Fund	0.80%
TCW/Gargoyle Systematic Value Fund	0.70%
TCW/Gargoyle Dynamic 500 Collar Fund	0.80%
TCW/Gargoyle Dynamic 500 Market-Neutral Fund	0.80%
TCW High Dividend Equities Long/Short Fund	0.95%
TCW Long/Short Fundamental Value Fund	1.65%

The Adviser, not the Funds, is responsible for the payment of sub-advisory fees to the sub-Advisers. Under the Investment Sub-Advisory Agreement with Gargoyle (the “Gargoyle Sub-Advisory Agreement”), the Adviser pays to Gargoyle as compensation for the services rendered thereunder for the Hedged Value Fund, Dynamic 500 Fund, Systematic Value Fund, Dynamic Collar Fund, and Dynamic 500 Market-Neural Fund (collectively, the “Gargoyle Funds”) the following sub-advisory fees:

Fund	Annual Sub-Advisory Fee (As Percent of Average Net Asset Value)
TCW/Gargoyle Hedged Value Fund	0.38% - 0.70%	*
TCW/Gargoyle Dynamic 500 Fund	0.40%	**
TCW/Gargoyle Systematic Value Fund	0.35%	**
TCW/Gargoyle Dynamic Collar Fund	0.40%	**
TCW/Gargoyle Dynamic 500 Market-Neutral Fund	0.40%	**

*	Varies based on average net asset value and Fund and Adviser expenses.

**	These amounts may be reduced to the extent there are operating expenses paid by the Adviser or Gargoyle for the applicable Fund.

Pursuant to the Operating Expenses Agreement between the Adviser and the Trust, on behalf of the Funds (the “Operating Expenses Agreement”), the Adviser has agreed to waive its investment management fee and/or reimburse the operating expenses of each Fund to the extent such Fund’s operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below.

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Fund	Expense Cap (As Percent of Average Net Asset Value)
TCW/Gargoyle Hedged Value Fund
Class N	1.50%
Class I	1.25%
TCW/Gargoyle Dynamic 500 Fund
Class N	1.25%
Class I	1.00%
TCW/Gargoyle Systematic Value Fund
Class N	1.15%
Class I	0.90%
TCW/Gargoyle Dynamic 500 Collar Fund
Class N	1.25%
Class I	1.00%
TCW/Gargoyle Dynamic 500 Market-Neutral Fund
Class N	1.25%
Class I	1.00%
TCW High Dividend Equities Long/Short Fund
Class N	1.55%
Class I	1.30%
TCW Long/Short Fundamental Value Fund
Class N	2.25%
Class I	2.00%

This contractual fee waiver/expense reimbursement will remain in place through March 1, 2018. During this term, only the Board may terminate or modify the terms of the Operating Expenses Agreement. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower. If the Adviser does not agree to waive fees and/or reimburse expenses with respect to any Fund after the expiration of the current term, the fees and expenses paid by shareholders of that Fund will increase.

The Advisory Agreement with respect to the Hedged Value Fund, the Dynamic 500 Fund, the Systematic Value Fund and the Dividend Long/Short Fund, and the Gargoyle Sub-Advisory Agreement with respect to the Hedged Value Fund, the Dynamic 500 Fund and the Systematic Value Fund, were approved by a majority of the Board, including the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), at an in-person meeting called for the purpose of voting on such approval and held on September 26, 2016. The Advisory Agreement, with respect to the Dynamic Collar Fund, the Market-Neutral Fund and the Fundamental Long/Short Fund, and the

Gargoyle Sub-Advisory Agreement, with respect to the Dynamic Collar Fund and the Market-Neutral Fund, were approved by a majority of the Board, including the Independent Trustees, at an in-person meeting called for the purpose of voting on such approval and held on December 12, 2016. A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement for the Hedged Value Fund, the Dynamic 500 Fund, the Systematic Value Fund and the Dividend Long/Short Fund is contained in the Trust’s annual report to shareholders for the period ended October 31, 2016. A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement for the Dynamic Collar Fund, the Market-Neutral Fund and the Fundamental Long/Short Fund will be contained in the Trust’s semi-annual report to shareholders for the period ending April 30, 2017.

Manager of Managers Structure

The Adviser and the Trust have applied for, and expect to receive, an exemptive order from the SEC to operate under a manager of managers structure that, subject to certain conditions, would permit the Adviser and the Board to obtain for each Fund the services of one or more sub-advisers and to make material amendments to sub-advisory agreements without shareholder approval (the “Manager of Managers Structure”). There is no guarantee that such exemptive order will be granted.

Under the Manager of Managers Structure, the Adviser would identify and select sub-advisers, evaluate sub-advisers, and allocate assets to sub-advisers, and the Adviser would oversee the sub-advisers and make recommendations about their hiring, termination and replacement to the Board, at all times subject to the authority of the Board.

The Adviser, and not the Funds, pays the sub-advisers. The exemptive order, if granted, would also permit a Fund to disclose sub-advisory fees paid to the sub-advisers of the Fund in the aggregate, and not individually, in the Trust’s registration statement. The exemptive order does not apply to any sub-adviser that is affiliated with the Trust or the Adviser.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager of Managers Structure will not: (1) permit management fees paid by a Fund to the Adviser to be increased without

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shareholder approval; or (2) diminish the Adviser’s responsibilities to a Fund, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by the sub-advisers. Shareholders will be notified of the hiring of a new sub-adviser within 90 days after the hiring of the new sub-adviser.

Sub-Advisers

As permitted by the Advisory Agreement, the Adviser has retained Gargoyle to serve as the sub-adviser to the Gargoyle Funds pursuant to the Gargoyle Sub-Advisory Agreement.

Gargoyle

Gargoyle is a New York limited liability company formed in 1999 and has its principal place of business at 285 Grand Avenue, Building One, Englewood, New Jersey 07631. Gargoyle is registered with the SEC as an investment adviser under the Advisers Act. As of December 31, 2016, Gargoyle had $317 million in assets under management and an additional $135 million in assets under advisement.

Gargoyle specializes in sophisticated equity options strategies. It provides investment management services to institutional investors through the use of an option overlay strategy for equity portfolios. It also acts as the investment manager to various hedge funds.

Pursuant to the Gargoyle Sub-Advisory Agreement, Gargoyle has full discretionary authority to manage the investment and reinvestment of the Gargoyle Funds’ assets, including the authority to purchase, sell, cover open positions, and generally deal in securities, derivatives and other property comprising or relating to the Gargoyle Funds.

Portfolio Managers

The summary section for each Fund at the beginning of the Prospectus provides the names and titles of the Funds’ portfolio manager(s) as well as their tenure with the Funds. Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Fund(s) they manage.

Listed below are the portfolio managers who are primarily responsible for the day-to-day management of the assets of the Funds, as well as a summary of each such portfolio manager’s business experience.

Hedged Value Fund, Dynamic 500 Fund and Systematic Value Fund:
Joshua B. Parker	Mr. Parker is a Managing Member of Gargoyle Group Holdings L.L.C. (“Gargoyle Group”), the principal owner and Managing Member of Gargoyle. He has been the co-portfolio manager of RiverPark/Gargoyle Hedged Value Fund (the “Predecessor Fund”), an open-end registered investment company and the Hedged Value Fund’s predecessor fund, since the Predecessor Fund’s inception in April 2012 and has been a portfolio manager of the Predecessor Fund’s predecessor partnership since January 1997. Mr. Parker has been a Managing Partner of The Gargoyle Group since 1998. From 1988 through 1998, Mr. Parker was General Counsel, then Executive Vice President, of Kenmar Advisory Corp. and its affiliates, one of the leading managers of managers in the managed futures industry. From 1986 to 1988, Mr. Parker was a member of, and an options market-maker on, the American Stock Exchange. From 1996 to 1999, Mr. Parker was also a member of the Government Relations Committee of the Managed Funds Association. Mr. Parker is a graduate of Yale University and the New York University School of Law.

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Alan L. Salzbank	Mr. Salzbank is a Managing Member of Gargoyle Group. He has been the co-portfolio manager of the Predecessor Fund since its inception in April 2012 and has been a portfolio manager of the Predecessor Fund’s predecessor partnership since January 1997. Mr. Salzbank has been a Managing Partner of The Gargoyle Group since 1999. From 1987 to 1998, Mr. Salzbank was a member of the American Stock Exchange. From 1985 to 1987, Mr. Salzbank was a retail branch manager in the Paramus, New Jersey office of Gruntal & Co. From 1980 to 1985, Mr. Salzbank was the Director of the futures department and a Limited Partner at Herzfeld & Stern. From 1975 to 1980, he was a Commodity Analyst and Futures Sales Specialist at Merrill Lynch, as well as the founding editor of the Merrill Lynch “Weekly Futures Report.” Mr. Salzbank is a graduate of the Wharton School of the University of Pennsylvania with a degree in Economics, and received an MBA from the New York University School of Business.

Dynamic Collar Fund and Market-Neutral Fund:
Thomas F. Concannon, Jr.	Mr. Concannon, Jr. is the Director of Trading Operations and has been a Managing Partner of the Gargoyle Group since 2017. He has been affiliated with the Gargoyle Group since 1992. His career in finance began in 1987 and includes experience on both the brokerage and market-making side of the business as a member of the American Stock Exchange and as a proprietary desk trader for Gargoyle. He graduated from Boston College with a B.A. in Mathematics.

Alan L. Salzbank	See above.

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Dividend Long/Short Fund:
Iman H. Brivanlou, Ph.D.	Dr. Brivanlou is a Managing Director of the Adviser, TCW Asset Management Company LLC and Trust Company of the West. He leads TCW’s Income Equities group and is the lead portfolio manager for the TCW High Dividend Equities Fund and TCW Global Real Estate Fund, each an open-end registered investment company. Dr. Brivanlou joined TCW in 2006 as an Analyst in the U.S. Equity Research group. His research coverage has spanned the real estate, insurance, business services, transportation, and consumer staples sectors. Prior to TCW, he developed and tested quantitative models aimed at predicting the sizes of catalyst “events” using option pricing for Kayne Anderson, a hedge fund in Century City. Dr. Brivanlou was a Howard Hughes post-doctoral fellow in Molecular Neurobiology at the Salk Institute in La Jolla. He holds a B.S. in Physics from MIT, a Ph.D. in Neuroscience from Harvard University, and an MBA in Finance and strategy from UCLA’s Anderson School of Management.

Fundamental Long/Short Fund:
Jeremy Zhu	Mr. Zhu is a Portfolio Manager and Managing Director at TCW and has over twenty years of experience in public and private equity investment and in corporate strategy advisory. Prior to joining TCW in 2016, Mr. Zhu was the Senior Vice President of Wedbush, Inc. (“WI”), heading its corporate strategy and investment activities. While at WI, Mr. Zhu founded and was the portfolio manager of Wedbush Opportunity Capital LLC “WOC”). Prior to WI, Mr. Zhu was with Lehman Brothers Venture Capital Fund in Los Angeles where he led investments in software, communications and manufacturing sectors. Previously, he held various positions in strategy consulting, business development, semiconductor manufacturing and web development. Mr. Zhu currently serves on a number of corporate and non-profit boards, including Community 1st Bancorp, CalWest Bancorp, The Midnight Mission, and Young Presidents Organization Beverly Hills Chapter. He is also on the Advisory Board of Sun Capital. Mr. Zhu received his M.S.E. from Princeton University and his Bachelor of Science degree from Cornell University.

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Vincent Staunton, CFA	Mr. Staunton is a Vice President and Investment Analyst at TCW. Prior to joining TCW in 2016, Mr. Staunton was a Senior Analyst at WI where he was a member of the investment team that managed a value- focused investment portfolio focusing on small capitalization equities. While at WI, Mr. Staunton was an Investment Analyst at WOC since it was founded in 2007. Prior to WI, Mr. Staunton was an Equity Trader at Wedbush Securities Inc., where he managed a trading account with a primary focus on catalyst driven strategies. Mr. Staunton began his career as an Assistant Specialist on the Pacific Stock Exchange. Mr. Staunton has a B.A. in Business Economics from University of California, Los Angeles. He is a CFA Charterholder.

Marty Lane	Mr. Lane is a Vice President and Investment Analyst at TCW. Prior to joining TCW in 2016, Mr. Lane served as an Investment Analyst at WOC. Prior to joining WOC in 2012, Mr. Lane was an Investment Analyst at Francis Capital Management, a value-oriented long-short hedge fund focused on small- and mid-cap equities. Earlier in his career, Mr. Lane was a Director in the leveraged finance investment banking group of CIBC World Markets responsible for the execution of leveraged loan, high yield bond and mezzanine financing transactions. Prior to CIBC, Mr. Lane was an analyst in the Los Angeles office of UBS Investment Bank, participating in the execution of leveraged buyouts, mergers and acquisitions and debt and equity financings across various industries. Mr. Lane began his career in the Los Angeles office of Donaldson, Lufkin & Jenrette Securities Corp. Mr. Lane received a B.S. in Finance from Southeast Missouri State University, where he was captain of the Division I baseball team.

Payments by the Adviser

The Adviser pays certain costs of marketing the Funds from legitimate profits from its management fees and other resources available to it. The Adviser may also share with financial intermediaries (as defined below in the “Your Investment — Account Policies and Services — Calculation of NAV” section) certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Adviser or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing record keeping, sub-accounting, transaction processing and other

52

administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the Funds for these types of or other services.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for shares of a Fund or the amount that a Fund receives to invest on behalf of the investor. These payments may create potential conflicts of interests between an investor and a financial intermediary who is recommending a particular mutual fund over other mutual funds.

You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of a Fund and you should contact your financial intermediary for details about any payments it may receive from the Funds or from the Adviser. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof.

Multiple Class Structure

Each Fund currently offers two classes of shares: Class I shares and Class N shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and both classes generally have the same voting, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are offered at the current net asset value, but are subject to fees imposed under a Share Marketing Plan (Rule 12b-1 Plan) (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds’ distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N shares. The fees may be used to pay the Funds’ distributor for distribution services and sales support services provided in connection with Class N shares. The fees may also be used to pay financial intermediaries for the sales support services and related expenses and shareholder servicing fees. The shareholder servicing fees are paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares. Because these fees are paid out of a Fund’s Class N assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Because the expenses of each class may differ, the performance of each class is expected to differ.

Other Shareholder Servicing Expenses Paid by the Funds

Each Fund is authorized to compensate broker-dealers and other third-party intermediaries in an amount between 0.06% and 0.16%, as approved by the Board based on the Fund’s asset levels, of the average daily net assets serviced for the Fund by an intermediary for shareholder services. These services constitute sub-recordkeeping, sub-transfer agent or similar services and are similar in scope to services provided by the transfer agent to the Funds (the “Transfer Agent”). These expenses paid by a Fund would remain subject to any overall expense limitation applicable to that Fund. These expenses are in addition to any payment of any amounts through the Distribution Plan. This amount may be adjusted, subject to approval by the Board.

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How to Purchase Shares

Regular Purchases

The following table provides the Funds’ minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases.

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Class N:
Regular	$5,000	$0
Individual Retirement Account (“IRA”)	$1,000	$0
Automatic Investment Plan	$5,000	$100
Class I:
Regular accounts	$100,000	$25,000

The price at which the Funds’ shares are bought or sold is called the net asset value per share (“NAV”). The NAV is computed once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 P.M. Eastern Time, on each day that the NYSE is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Investors should note that the listed option markets close at 4:15 P.M. Eastern Time. Changes in the value of the options portfolio between 4 P.M. and 4:15 P.M. would not be reflected in that day’s NAV. Shares cannot be purchased by wire transactions on days when banks are closed. The Funds may close early on business days that the Securities Industry and Financial Markets Association recommends that the bond markets close early.

The price for each share you buy will be the NAV calculated after your request is received in good order by the applicable Fund. “In good order” means that payment for your purchase and all the information needed to complete your order must be received by the applicable Fund before your order is processed. If your order is received before the close of regular trading on the NYSE (generally 4:00 P.M. Eastern Time) on a day the applicable Fund’s NAV is calculated, the price you pay will be that day’s NAV. If your order is received after the close of regular trading on the NYSE, the price you pay will be the next NAV calculated.

The Trust and the Transfer Agent reserve the right to reject any order and to waive the minimum investment requirements for investments through certain fund networks or other financial intermediaries and for employees and affiliates of the Adviser or the Trust. In such cases, the minimums associated with the policies and programs of the fund network or other financial intermediary will apply. (In certain cases, the fund network or other financial intermediary also may waive its minimum investment requirements; the Adviser occasionally may be involved in the fund network or other financial intermediary’s decision to waive its minimum investment requirements, but does not control that decision.) This means that investors through various financial intermediaries may face different (or even substantially reduced) investment minimums than those affecting your investment. The Funds reserve the right to redeem accounts inadvertently opened with less than the minimum initial investment. The Funds at their sole discretion may impose an annual $25 account servicing fee for below minimum accounts; certain below minimum accounts may not be charged that servicing fee.

You may invest in any Fund by wiring the amount to be invested to TCW Alternative Funds.

Bank Name: Bank of New York Mellon

ABA No. 011001234

Credit: A/C 742082

BNY Mellon Investment Servicing (U.S.) Inc.

as Agent for TCW Alternative Funds

Further Credit: Shareholder Name

Shareholder Fund/Account Number

Your bank may impose a fee for investments by wire. The Funds or the Transfer Agent will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received by the next business day.

To ensure proper credit, before wiring any funds you must call (866) 858-4338 to notify us of the wire and to get an account number assigned if the wire is an initial investment. Also, if the wire represents an initial investment, you must mail an application form, by regular mail, to the Transfer Agent. When

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sending applications, checks, or other communications to the Transfer Agent via regular mail, send to:

TCW Alternative Funds

c/o BNY Mellon Investment Servicing

P.O. Box 9886

Providence, RI 02940

If you are sending applications, checks or other communications to the Transfer Agent via overnight mail services, send to:

TCW Alternative Funds

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

Make your check payable to TCW Alternative Funds (Fund name). The Funds cannot accept third party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashiers check, bank draft, money order or travelers’ check).

Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of a Fund will be purchased by the Transfer Agent or an authorized sub-agent for your account at the net asset value next determined after receipt of your wire or check. If a check is not honored by your bank, you will be liable for any loss sustained by the Fund, as well as a $20 service charge imposed by the Transfer Agent. Forms for additional contributions by check or change of address are provided on account statements.

The Trust may accept orders from selected brokers, dealers and other qualified institutions, with payment made to a Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. You may be charged a fee if you buy or sell Fund shares through a broker or agent.

The Trust does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or other service does not constitute receipt by the Transfer Agent.

The Trust may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

The Trust generally does not permit non-U.S. residents to purchase shares of the Funds. The Trust may, at its sole discretion, make exceptions to this policy on a case-by-case basis.

By Payment In Kind

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser. Prior to making such a purchase, you should call the Adviser to determine if the securities you wish to use to make a purchase are appropriate. The Funds reserve the right to reject the offer of any payment in kind.

By Automatic Investment Plan

Once an account has been opened, you can make additional purchases of shares of the Funds through an Automatic Investment Plan. The Automatic Investment Plan is only available for Class N shares. The Automatic Investment Plan provides a convenient method to have monies deducted directly from your bank account for investment into the Funds. You can make automatic monthly, quarterly or annual purchases of $100 or more into a Fund as designated on the enclosed Account Application. The Funds may alter, modify or terminate the Automatic Investment Plan at any time. To begin participating in the Automatic Investment Plan, please complete the automatic investment plan section found on the Account Application or contact the Funds at (866) 858-4338.

Purchases Through an Investment Broker or Dealer

You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Funds may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus.

Current and prospective investors purchasing shares of a Fund through a broker-dealer should be aware that a transaction charge may be imposed by broker-dealers that make the Fund’s shares available, and there will not be such a transaction charge if shares of the Fund are purchased directly from the Fund.

55

Identity Verification Procedures Notice

The USA PATRIOT Act and federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. When completing the New Account Application, you will be required to supply the Funds with certain information for all persons owning or permitted to act on an account. This information includes date of birth, taxpayer identification number and street address. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Net Asset Value and Fair Value Pricing

The NAV per share of a Fund is the value of the Fund’s assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of a Fund’s portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Equity securities, including depository receipts, are valued at the last reported sale price as reported by the stock exchange or pricing service. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ. In cases where equity securities are traded on more than one exchange, the securities are valued using the prices from the respective primary exchange of each security. Options on equity securities are valued at the average of the latest bid and ask prices as reported by the stock exchange or pricing service. S&P 500 futures contracts generally are valued at the first sale price after 4:00 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which the applicable contract is traded. Changes to market closure times may alter when futures contracts are valued. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined by the Adviser or the Sub-Adviser under the guidelines established by, and under the general supervision and responsibility of, the Board of Trustees. The Adviser may determine the fair value for securities that are thinly traded, illiquid, or where the Adviser believes that the prices provided by a pricing service are not accurate or are not available. Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective net asset values. The SAI further describes the most common techniques used by the Funds to fair value their securities.

The daily NAV may not reflect the closing market price for all futures contracts and options held by the Funds because the markets for certain futures and options will close shortly after the time net asset value is calculated. See “Determination of Net Asset Value” in the SAI for further information.

56

How to Redeem Shares

Regular Redemptions

You may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a request to redeem shares to the Transfer Agent via regular mail, send to:

TCW Alternative Funds

c/o BNY Mellon Investment Servicing

P.O. Box 9886

Providence, RI 02940

If you are sending a request via overnight mail services, send to:

TCW Alternative Funds

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

The redemption request should identify the applicable Fund and the account number, specify the number of shares or dollar amount to be redeemed and be signed by all registered owners exactly as the account is registered. Your request will not be accepted unless it contains all required documents. The shares will be redeemed at NAV next determined after receipt of the request by the Transfer Agent or other agent of the Funds. A redemption of shares is a sale of shares and you may realize a taxable gain or loss.

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agent’s records, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. If you have any questions, please contact the Funds in advance by calling (866) 858-4338.

Redemptions will be processed only on a day during which the NYSE is open for business. If you purchase shares by check or money order and later decide to sell them, you may have to wait to submit your redemption order until after your check has cleared. This could take up to 15 calendar days after your purchase order.

Exchange of Shares

You are permitted to exchange your shares in a Fund for shares of another Fund (the “Acquired Fund”) in the Trust, provided that certain conditions are met, including, without limitation, the conditions that the share class must be the same in the two Funds involved in the exchange and that the shares of the Acquired Fund must be qualified for sale in the state of your residence. You must also select the appropriate box on the Account Application. The shares you are exchanging must have a current value of at least the minimum investment requirement for the applicable class of the Acquired Fund ($5,000 for regular accounts and $1,000 for Individual Retirement Accounts of Class N and $100,000 for Class I). An exchange of shares is treated for U.S. federal income tax purposes as a redemption or sale of shares and any gain or loss may be subject to income tax. Shares exchanged for shares of the Acquired Fund will be priced at their respective net asset values.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Administrators, trustees or sponsors of retirement plans may also impose redemption fees on such exchanges.

The Funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Adviser determines are likely to have a negative effect on the Funds.

Systematic Withdrawal Plan

If you own or are purchasing shares of a Fund having a current value of at least $10,000 for Class N and $100,000 for

57

Class I, you may participate in a Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides for automatic redemptions for Class N of at least $100 on a monthly, quarterly, semi-annual or annual basis via Automatic Clearing House (ACH). This electronic transfer could take three to five business days to settle. You may establish a Systematic Withdrawal Plan by completing the appropriate section on the Account Application or by calling the Funds at (866) 858-4338. Notice of all changes concerning the Systematic Withdrawal Plan must be received by the Transfer Agent at least two weeks prior to the next scheduled payment. Further information regarding this Plan and its requirements can be obtained by contacting the Funds at (866)  858-4338

Telephone Transactions

You may redeem shares by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent’s records. You may also exchange shares by telephone. In order to redeem or exchange shares by telephone, you must select the appropriate box on the Account Application. In order to arrange for telephone redemptions or exchanges or change payment instructions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account with the signature guarantees as described above. Once this feature has been requested, shares may be redeemed or exchanged by calling the Transfer Agent at (866) 858-4338 and giving the account name, account number, and amount of the redemption or exchange. Joint accounts require only one shareholder to call. If redemption proceeds are to be mailed or wired to the shareholder’s bank account, the bank involved must be a commercial bank located within the United States.

If you redeem your shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in federal funds on the next business day. The redemption order must be received by the Transfer Agent before the relevant Fund’s net asset value is calculated for the day. There may be a charge of up to $10 for all wire redemptions. IF YOU EFFECT TRANSACTIONS VIA WIRE TRANSFER YOU MAY BE REQUIRED TO PAY FEES, INCLUDING THE WIRE FEE AND OTHER FEES THAT WILL BE DEDUCTED DIRECTLY FROM REDEMPTION PROCEEDS.

The Funds reserve the right to reject any telephone redemption or exchange request and the redemption or exchange privilege may be modified or terminated at any time on 30-days’ notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, if you are electing to redeem or exchange by telephone you will be required to provide your account number or other identifying information. All such telephone transactions will be digitally recorded and you will receive a confirmation in writing. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption or exchange of shares may be difficult to implement and you should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason you are unable to redeem or exchange by telephone, you should redeem or exchange shares by writing to the Transfer Agent at the address listed above.

Payments

After the Transfer Agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within three business days. Payment may be delayed or made partly in-kind with marketable securities under unusual circumstances, as specified in the  1940 Act.

Redemptions of Accounts Below Minimum Amount

The Funds may redeem all of your shares at net asset value (calculated on the preceding business day) if the balance of your account falls below a certain minimum amount as a result of a transfer or redemption (and not market fluctuations). The minimum amount is $500 for Class N shares and $100,000 for Class I shares. The Funds will notify you in writing and you will have 60 days to increase your account balance before your shares are redeemed.

Conversion of Shares Between Classes

You are permitted to convert shares between Class N and Class I of the same Fund, provided that your investment meets the minimum initial investment and any other requirements in the other class, and that the shares of the other class are eligible for sale in your state of residence. Further information about conversion of shares between classes may be found in the SAI.

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Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment returns to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

The Trust reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Trust’s view, is likely to engage in excessive material trading. If a purchase or exchange order into shares of a Fund is rejected, the potential investor will not benefit from any subsequent increase in the net asset value of that Fund. Future purchases into a Fund may be barred if a shareholder effects more than one round trip in shares of that Fund (meaning exchanges or redemptions following a purchase) in excess of certain de minimis limits within a 30-day period.

Exceptions to these trading limits may be made only upon approval of the Trust’s Chief Compliance Officer or his designee, and such exceptions are reported to the Board of Trustees on a quarterly basis. This policy may be revised from time to time by the officers of the Trust in consultation with the Board of Trustees without prior notice.

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Adviser’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Trust or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Trust, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

In addition, the Trust reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules; and

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of large redemptions, excessive trading or during unusual market conditions).

Reports to Shareholders

Each Fund’s fiscal year ends on October 31. Each Fund will issue to its shareholders semi-annual and annual reports. In addition, you will receive monthly statements of the status of your account reflecting all transactions having taken place within that month. In order to reduce the Funds’ expenses, the Trust will try to identify related shareholders in a household and send only one copy of the annual or semi-annual report and prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders by the deadline established by the IRS. Account tax information will also be sent to the IRS.

Withholdings; Reporting

The Funds may be required to withhold U.S. federal income tax from proceeds of redemptions if you are subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld. The Funds also may be required to report redemptions to the IRS.

59

Other Information

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends and distributions are paid separately for each class of shares. The dividends and distributions paid on Class I shares will generally be higher than those paid on Class N shares since Class N shares normally have higher expenses than Class I shares. Dividends from the net investment income of each Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions from a Fund will be reinvested in the Fund unless you instruct the Fund otherwise in writing or by telephone. An investor will be taxed in the same manner whether you receive your distributions (from investment company taxable income or net capital gains) in cash or reinvest them in additional shares of a Fund. There are no fees or sales charges on reinvestments. You may request distributions be paid by check. Any undeliverable dividend checks or dividend checks that remain uncashed for six months will be cancelled and will be reinvested in the applicable Fund at the per share net asset value determined at the date of cancellation.

Distributions of a Fund’s investment company taxable income (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that a Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the Fund and the shareholders. Dividends received by a Fund from a REIT and from certain foreign corporations generally will not constitute qualified dividend income.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of a Fund. Generally, the maximum individual federal tax rate applicable to “qualified dividend income” and long-term capital gains is 20%.

An additional 3.8% federal tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by a shareholder.

A Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, a Fund may deduct these taxes in computing its taxable income. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder, which would (subject to applicable limitations) generally permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. This will be reported by a Fund on Form 1099-DIV annually, if applicable.

A Fund’s transactions in derivatives (such as futures contracts, swaps and covered call options) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

The Funds may be required to withhold U.S. federal income tax (currently, at a rate of 28%) on all distributions to shareholders if they fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

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Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Funds (and, under certain circumstances, at the rate of 35% on certain capital gain dividends and other dividends), as discussed in more detail in the SAI.

Shareholders will be advised annually as to the federal tax status of distributions made by a Fund for the preceding calendar year. Distributions by a Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI. This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Funds’ portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov. The annual reports, semi-annual reports, Form N-Q and SAI for each Fund are also available by contacting the Funds at (866) 858-4338 and on the Trust’s website at www.tcw.com.

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Financial Highlights

Because the Dynamic Collar Fund, the Market-Neutral Fund and the Fundamental Long/Short Fund have not commenced operations as of the date of this prospectus, financial highlights are not available.

With respect to the Hedged Value Fund, the Dynamic 500 Fund, the Systematic Value Fund and the Dividend Long/Short Fund, the financial highlights tables below are intended to help shareholders understand each Fund’s financial performance for the past five years of the Fund’s operations or period from inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

With respect to the Dynamic 500 Fund, the Systematic Value Fund and the Dividend Long/Short Fund, the information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

With respect to the Hedged Value Fund, the financial highlights for the years ended September 30, 2015 and October 31, 2016, and the one-month period ended October 31, 2015 have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The financial highlights for each of the periods in the period from commencement of operations through September 30, 2014, before the effects of the adjustments to retrospectively adjust the per share data financial highlights to give effect to the reorganization as discussed in footnote (8) to the financial highlights below were audited by other auditors.

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Financial Highlights

TCW | Gargoyle Hedged Value Fund

I Class

	Year Ended October 31, 2016	One Month Ended October 31, 2015(1)		Year Ended September 30,				April 30, 2012 (Commencement of Operations) through September 30, 2012(2)(8)
				2015(2)	2014(2)(8)		2013(2)(8)
Net Asset Value Per Share, Beginning of Year	$9.38	$9.07		$10.34	$9.07		$7.25	$7.28

Income from Investment Operations:
Net investment income (loss)(3)	0.07	(0.00	)(4)	0.07	0.05		0.07	0.04
Net Realized and Unrealized Gain (Loss) on Investment	(0.52)	0.31		(0.89)	1.33		1.96	(0.07)

Total from Investment Operations	(0.45)	0.31		(0.82)	1.38		2.03	(0.03)

Less Distributions:
Distributions from Net Investment Income	(0.05)	—		(0.04)	(0.04)		(0.06)	—
Distributions From Net Realized Gain	(0.16)	—		(0.41)	(0.07)		(0.15)	—

Total Distributions	(0.21)	—		(0.45)	(0.11)		(0.21)	—

Net Asset Value Per Share, End of Year	$8.72	$9.38		$9.07	$10.34		$9.07	$7.25

Total Return	(4.69)%	3.42	%(5)	(8.15)%	15.32%		28.54%	(0.30	)%(5)

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$38,438	$55,734		$53,166	$44,955		$20,123	$16,899
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.19%	2.39	%(6)	1.37%	1.17%		1.52%	1.94	%(6)
After Expense Reimbursement	1.25%	1.25	%(6)	1.25%	1.25	%(7)	1.25%	1.25	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.82%	(0.31	%)(6)	0.66%	0.48%		0.92%	1.28	%(6)
Portfolio Turnover Rate	57%	3	%(5)	71%	42%		66%	29	%(5)

(1)	The Fund changed its fiscal year end to October 31.

(2)	Reflects the Institutional Class of the Predecessor Fund adjusted for the exchange. See Note 2 in the Notes to Financial Statements.

(3)	Computed using average shares outstanding throughout the period.

(4)	Less than (0.005).

(5)	Not annualized.

(6)	Annualized.

(7)	Ratios include previously waived advisory fees recovered.

(8)

In connection with the reorganization of the RiverPark/Gargoyle Hedged Value Fund into the TCW|Gargoyle Hedged Value Fund, a conversion factor of 1.37451 was applied to the years ended September 30, 2014 and 2013, and April 30, 2012 through September 30, 2012 per share amounts to properly reflect the historical performance of the Fund.

63

Financial Highlights

TCW | Gargoyle Hedged Value Fund

N Class

	Year Ended October 31, 2016	One Month Ended October 31, 2015(1)		Year Ended September 30,				May 4, 2012, (Commencement of Operations) through September 30, 2012(2)(8)
				2015(2)	2014(2)(8)		2013(2)(8)
Net Asset Value Per Share, Beginning of Year	$9.38	$9.06		$10.34	$9.08		$7.27	$7.17

Income from Investment Operations:
Net investment income (loss)(3)	0.05	(0.00	)(4)	0.04	0.02		0.04	0.04
Net Realized and Unrealized Gain (Loss) on Investment	(0.53)	0.32		(0.90)	1.34		1.97	0.06

Total from Investment Operations	(0.48)	0.32		(0.86)	1.36		2.01	0.10

Less Distributions:
Distributions from Net Investment Income	(0.01)	—		(0.01)	(0.03)		(0.05)	—
Distributions From Net Realized Gain	(0.16)	—		(0.41)	(0.07)		(0.15)	—

Total Distributions	(0.17)	—		(0.42)	(0.10)		(0.20)	—

Net Asset Value Per Share, End of Year	$8.73	$9.38		$9.06	$10.34		$9.08	$7.27

Total Return	(5.04)%	3.53	%(5)	(8.45)%	15.03%		28.42%	1.32	%(5)

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$7,684	$12,385		$12,292	$22,802		$8,533	$402
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.51%	2.78	%(6)	1.65%	1.52%		1.67%	1.99	%(6)
After Expense Reimbursement	1.50%	1.50	%(6)	1.50%	1.50	%(7)	1.50%	1.50	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.58%	(0.57	%)(6)	0.40%	0.23%		0.54%	1.35	%(6)
Portfolio Turnover Rate	57%	3	%(5)	71%	42%		66%	29	%(5)

(1)	The Fund changed its fiscal year end to October 31.

(2)	Reflects the Retail Class of the Predecessor Fund adjusted for the exchange. See Note 2 in the Notes to Financial Statements.

(3)	Computed using average shares outstanding throughout the period.

(4)	Less than (0.005).

(5)	Not annualized.

(6)	Annualized.

(7)	Ratios include previously waived advisory fees recovered.

(8)

In connection with the reorganization of the RiverPark/Gargoyle Hedged Value Fund into the TCW|Gargoyle Hedged Value Fund, a conversion factor of 1.37048 was applied to the years ended September 30, 2014 and 2013, and April 30, 2012 through September 30, 2012 per share amounts to properly reflect the historical performance of the Fund.

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Financial Highlights

TCW | Dynamic 500 Value Fund

I Class

	November 30, 2015 (Commencement of Operations) through October 31, 2016
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income(1)	0.12
Net Realized and Unrealized Gain on Investment	0.24

Total from Investment Operations	0.36

Less Distributions:
Distributions from Net Investment Income	(0.05)
Distributions From Net Realized Gain	—

Total Distributions	(0.05)

Net Asset Value Per Share, End of Period	$10.31

Total Return	3.66	%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$907
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	8.54	%(3)
After Expense Reimbursement	1.00	%(3)
Ratio of Net Investment Income to Average Net Assets	1.31	%(3)
Portfolio Turnover Rate	7	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

65

Financial Highlights

TCW | Dynamic 500 Value Fund

N Class

	November 30, 2015 (Commencement of Operations) through October 31, 2016
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income(1)	0.10
Net Realized and Unrealized Gain on Investment	0.24

Total from Investment Operations	0.34

Less Distributions:
Distributions from Net Investment Income	(0.05)
Distributions From Net Realized Gain	—

Total Distributions	(0.05)

Net Asset Value Per Share, End of Period	$10.29

Total Return	3.44	%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$388
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	8.79	%(3)
After Expense Reimbursement	1.25	%(3)
Ratio of Net Investment Income to Average Net Assets	1.06	%(3)
Portfolio Turnover Rate	7	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

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Financial Highlights

TCW | Gargoyle Systematic Value Fund

I Class

	November 30, 2015 (Commencement of Operations) through October 31, 2016
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income(1)	0.08
Net Realized and Unrealized (Loss) on Investment	(0.82)

Total from Investment Operations	(0.74)

Less Distributions:
Distributions from Net Investment Income	(0.01)
Distributions From Net Realized Gain	—

Total Distributions	(0.01)

Net Asset Value Per Share, End of Period	$9.25

Total Return	(7.38	)%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$811
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	9.37	%(3)
After Expense Reimbursement	0.90	%(3)
Ratio of Net Investment Income to Average Net Assets	0.92	%(3)
Portfolio Turnover Rate	45	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

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Financial Highlights

TCW | Gargoyle Systematic Value Fund

N Class

	November 30, 2015 (Commencement of Operations) through October 31, 2016
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income(1)	0.06
Net Realized and Unrealized (Loss) on Investment	(0.81)

Total from Investment Operations	(0.75)

Less Distributions:
Distributions from Net Investment Income	(0.01)
Distributions From Net Realized Gain	—

Total Distributions	(0.01)

Net Asset Value Per Share, End of Period	$9.24

Total Return	(7.51	)%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$347
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	9.62	%(3)
After Expense Reimbursement	1.15	%(3)
Ratio of Net Investment Income to Average Net Assets	0.66	%(3)
Portfolio Turnover Rate	45	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

68

Financial Highlights

TCW High Dividend Equities Long/Short Fund

I Class

	November 30, 2015 (Commencement of Operations) through October 31, 2016
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income(1)	0.11
Net Realized and Unrealized (Loss) on Investment	(0.36)

Total from Investment Operations	(0.25)

Less Distributions:
Distributions from Net Investment Income	(0.04)
Distributions From Net Realized Gain	—

Total Distributions	(0.04)

Net Asset Value Per Share, End of Period	$9.71

Total Return	(2.50	)%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$853
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	9.46	%(3)(4)
After Expense Reimbursement	1.65	%(3)(4)
Ratio of Net Investment Income to Average Net Assets	1.25	%(3)
Portfolio Turnover Rate	169	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes dividend expense of 0.35%.

69

Financial Highlights

TCW High Dividend Equities Long/Short Fund

N Class

	November 30, 2015 (Commencement of Operations) through October 31, 2016
Net Asset Value Per Share, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income(1)	0.09
Net Realized and Unrealized (Loss) on Investment	(0.36)

Total from Investment Operations	(0.27)

Less Distributions:
Distributions from Net Investment Income	(0.04)
Distributions From Net Realized Gain	—

Total Distributions	(0.04)

Net Asset Value Per Share, End of Period	$9.69

Total Return	(2.72	)%(2)

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$365
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	9.71	%(3)(4)
After Expense Reimbursement	1.90	%(3)(4)
Ratio of Net Investment Income to Average Net Assets	0.99	%(3)
Portfolio Turnover Rate	169	%(2)

(1)	Computed using average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Includes dividend expense of 0.35%.

70

TCW Alternative Funds 865 South Figueroa Street More information on the Funds is available free upon request by calling 866 858 4338, Los Angeles, California 90017 or on the Internet at www.TCW.com, including the following: 866 858 4338 Annual/Semi-Annual Report www.TCW.com Additional information about the Funds’ investments is in the Funds’ annual and semi- annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last ?scal year. Statement of Additional Information (SAI) The SAI provides more details about the Funds and its policies. A current SAI is on ?le with the Securities and Exchange Commission (SEC), is incorporated by reference and is legally considered part of this Prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C. Shareholder Account Information For additional information, such as transaction and account inquiries: Call 800 248 4486, or send your request to: TCW Alternative Funds c/o BNY Mellon Investment Servicing P.O Box 9886 Providence, RI 02940 You can obtain copies of reports and other information about the Funds on the EDGAR Database on the SEC’s website at www.sec.gov, by visiting the SEC’s Public Reference Room in Washington, D.C., by sending your written request to the SEC’s Public Reference Section, or by electronic request to publicinfo@sec.gov. A fee will be charged for making copies. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 551 8090. SEC File Number 811-23025

FEBRUARY 28 17 Statement of Additional Information TCW | Gargoyle Hedged Value Fund (I Share: TFHIX; N Share: TFHVX) TCW | Gargoyle Dynamic 500 Fund (I Share: TFDIX; N Share: TFDNX) TCW | Gargoyle Dynamic 500 Collar Fund (I Share: TFCSX; N Share: TFCNX) TCW | Gargoyle Dynamic 500 Market-Neutral Fund (I Share: TFMSX; N Share: TFMNX) TCW | Gargoyle Systematic Value Fund (I Share: TFVSX; N Share: TFSNX) TCW High Dividend Equities Long/Short Fund (I Share: TFDEX; N Share: TFENX) TCW Long/Short Fundamental Value Fund (I Share: TFFSX; N Share: TFFNX) This Statement of Additional Information is not a prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus dated the same date, which describes seven of the separate investment series of TCW Alternative Funds. This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing to TCW Alternative Funds, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling 866 858 4338. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. TCW Alternative Funds | 865 South Figueroa Street | Los Angeles, California 90017 | 866 858 4338 | www.TCW.com

GENERAL INFORMATION

TCW Alternative Funds (the “Trust”) was organized on August 20, 2014, as a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end, management investment company. The Trust has acknowledged that the name “TCW” is owned by The TCW Group, Inc. (“TCW”), the parent of TCW Investment Management Company LLC (“TIMCO” or the “Adviser”), the investment adviser to each series of the Trust (each, a “Fund,” and collectively, the “Funds”). The Trust has agreed to change its name and the names of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Trust may enter is terminated.

The Trust currently consists of seven Funds, TCW/Gargoyle Hedged Value Fund (the “Hedged Value Fund”), TCW/Gargoyle Dynamic 500 Fund (the “Dynamic 500 Fund”), TCW/Gargoyle Systematic Value Fund (the “Systematic Value Fund”), TCW/Gargoyle Dynamic 500 Collar Fund (the “Dynamic Collar Fund”), TCW/Gargoyle Dynamic 500 Market-Neutral Fund (the “Market-Neutral Fund”), TCW High Dividend Equities Long/Short Fund (the “Dividend Long/Short Fund “), and TCW Long/Short Fundamental Value Fund (the “Fundamental Long/Short Fund”). Each Fund has separate assets and liabilities. Each Fund offers two classes of shares: Class I shares and Class N shares.

Each Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (“1940 Act”), except for the Dividend Long/Short Fund, which is classified as a non-diversified fund under the 1940 Act. The Funds or the Adviser may retain one or more sub-advisers, as described below (the Adviser and any such sub-advisers are collectively referred to as the “Advisers”).

INVESTMENT PRACTICES

The Funds may, but are not required to, utilize, among others, one or more of the strategies or securities set forth below, which supplement the principal investment strategies of the Funds described in the Prospectus. The Funds may also invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions.

Money Market Instruments. The Funds may invest in money market instruments and will generally do so for temporary and defensive purposes only. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations. Obligations including certificates of deposit, bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $250,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper. Commercial paper rated within the two highest ratings categories by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, that is determined by the Adviser or the applicable Sub-Adviser (as defined below) to be of comparable quality.

Money Market Mutual Funds. Shares of United States money market investment companies.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund’s investment in illiquid and restricted securities.

Investments in Other Investment Company Securities. Under the 1940 Act, a Fund may not (i) own more than 3% of the outstanding voting stock of an investment company, (ii) invest more than 5% of its total assets in any one investment company, or (iii) invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, exchange-traded funds (“ETFs”), business development companies, real estate investment trusts (“REITs”) and unit investment trusts (“UITs”). In some instances, a Fund may invest in an investment company in excess of these limits. This may occur, for instance, in “cash sweep” arrangements in which a Fund invests all or a portion of its available cash in a money market fund. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Any expenses incurred by investing in other investment companies, including advisory fees and operating costs charged by those vehicles, are in addition to the expenses a Fund pays in connection with its own operations. In addition, a Fund would pay brokerage costs associated with its purchases of shares of these vehicles. These limitations do not apply to investments in investment companies that are not registered with the SEC, such as private funds and offshore funds.

In addition, certain ETFs have obtained exemptive orders from the SEC that allows the Funds to invest in those ETFs beyond the limits described above.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which a Fund may invest are ETFs, which consist of Portfolio Depository Receipts (“PDRs”) and Index Fund Shares. ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic index (an “Index Fund”).

Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units,” are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund, and a Fund investing in ETFs will indirectly bear the risk of those investments.

Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default, and a Fund may not be able to recover the current value of its investment.

Lending of Portfolio Securities. Each of the Funds may, consistent with applicable regulatory requirements, lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans (i) are callable at any time by the Funds (subject to the notice provisions described below), and (ii) are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent, or securities of the United States government (or its agencies or instrumentalities) maintained in a segregated account and equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets, including collateral received for securities lent. A loan may be terminated by the borrower on one business day’s notice, or by a Fund on two business days’ notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser or the applicable Sub-Adviser to be creditworthy. Upon termination of a loan, the borrower is required to return the securities to the lending Fund. Any gain or loss in the marketplace during the loan period would inure to the lending Fund. A Fund will pay reasonable finder’s, administrative and custodian fees in connection with a loan of securities. Also voting rights with respect to the loaned securities may pass with the lending of the securities.

Borrowing. Except as described below, a Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s net assets. A Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowing not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, a Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. These types of transactions are negotiated directly with a counterparty, rather than through an exchange. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At such time, the Fund will also establish a segregated account in which it will continuously maintain cash or U.S. government securities or other liquid securities equal in value to recognized commitments for such securities. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

When, As and If Issued Securities. A Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser or the applicable Sub-Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. government securities or other liquid securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. Each Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

Options. Subject to certain limitations, a Fund may purchase and write (sell) call and put options on securities and securities indices, including options listed on U.S. or foreign securities exchanges or written in over-the-counter (“OTC”) transactions (“OTC Options”). A Fund may invest up to 50% of the value of its assets, represented by premiums paid, to purchase call and put options on securities and securities indices. A Fund may also sell uncovered call options on securities and securities indices to the extent permitted by the 1940 Act and the Advisers’ policies. A Fund may purchase and sell American or European style options. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Adviser or the applicable Sub-Adviser.

As investment companies registered with the SEC, the Funds must “set aside” (often referred to as “asset segregation”) liquid assets equal in value to market value of the underlying securities (less margin on deposit) or strike price to “cover” any written call or put options it enters into. Alternatively, a Fund may cover a written call option by holding the underlying security or purchasing an offsetting call option (see “Covered Call Writing” below). Similarly, a Fund may cover a written put option by selling the underlying security short at the strike price or purchasing an offsetting put option (see “Covered Put Writing” below).

Covered Call Writing. The Funds are permitted to write covered call options on securities, the U.S. dollar and foreign currencies. Generally, a call option is “covered” if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option, or otherwise segregates sufficient cash or other liquid assets to cover the outstanding position. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund has segregated for this purpose.

The writer of an option receives from the purchaser, in return for a call it has written, a “premium” (i.e., the price of the option). Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing. The Funds are permitted to write covered put options. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put option, at the option’s exercise price at any time during the option period, at the purchaser’s election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put option is “covered” if, at all times during the option period, a Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by a Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund holds in a segregated account. In writing a put option, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the put option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, a Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Purchasing Call and Put Options. The Funds may purchase a call option in order to close out a covered call position (see “Covered Call Writing” above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. A call option purchased to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call option purchased is likely to be on the same securities (currencies) and have the same terms as the written call option. If purchased over-the-counter, the call option would generally be acquired from the dealer or financial institution which purchased the call option written by a Fund.

A Fund may purchase put options on securities or currencies which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put option purchased in an amount greater than the premium paid for the put option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option being sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Options on Securities Indices. Certain options on stock indices provide the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of noncash-settled options, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The index underlying a stock index option may be a “broad-based” index, such as the S&P 500 Index or the NYSE Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks so included.

The purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Funds’ policy to purchase and sell options only on indices that include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

Limitations on the Use of Futures, Options and Swaps. The Adviser currently claims an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act of 1936, as amended (“CEA”), and, therefore, is not subject to registration or regulation, and does not expect to register, as a CPO under the CEA in respect of the Fundamental Long/Short Fund. However, there is no certainty that the Fundamental Long/Short Fund or the Adviser will be able to rely on the exclusion in the future as the Fundamental Long/Short Fund’s investments change over time. In order to be eligible to rely on the exclusion, the Fundamental Long/Short Fund may enter into futures, options, forwards, and swaps that do not constitute bona fide hedging only if, immediately thereafter, (i) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fundamental Long/Short Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, and provided that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in computing such 5%; or (ii) the aggregate net notional value of such positions, determined at the time the most recent position was established, does not exceed 100% of the Fundamental Long/Short Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

Derivatives and Instruments Available to the Funds

Futures Contracts. Each of the Funds may purchase and sell interest rate, currency, and index futures contracts (“futures contracts”), on securities eligible for purchase by the Fund. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

In connection with the purchase or sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by owning the instruments underlying the futures contracts, by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts, or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by segregating or “earmarking” liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” a Fund is permitted to segregate or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forwards or futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of such contracts.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Adviser or the applicable Sub-Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to “lock in” the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security’s denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. The Adviser or the applicable Sub-Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

All futures contracts are marked to market and settled daily. A Fund may be required to deposit cash or U.S. government securities, called “variation margin,” with the Fund’s futures commission merchant (“FCM”) to satisfy its losses due to price fluctuations in the futures contract. Conversely, a Fund may request that its FCM deliver any gains due to price fluctuations in the futures account to the Fund’s custodian.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position is usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

A Fund’s investments in foreign futures will depend on the laws and regulations of the appropriate foreign jurisdiction. None of the CFTC, NFA, SEC, or any domestic exchange regulates the trading activities in any foreign exchange or boards of trade or has the power to compel enforcement of the rules of those organizations or any applicable foreign law. As such, foreign futures transactions may not provide a Fund with the same amount of protection as available under U.S. securities and commodities laws.

Options on Futures Contracts. Each of the Funds may also purchase and write call and put options on futures contracts which are traded on an exchange and may enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

The Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund’s portfolio.

Options on Foreign Currencies. Each of the Funds may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby “locking in” the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of the Funds may also purchase call and put options to close out written option positions.

Each of the Funds may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by a Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

The markets for certain foreign currency options are relatively new and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser or the applicable Sub-Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Forward Currency Transactions. Each of the Funds may enter into forward currency transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) the time (i) the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer’s markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

A Fund will “cover” its forward positions in a manner substantially similar to that described above with respect to asset coverage for futures contracts.

Swap Agreements. Certain Funds may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, credit and event-linked swaps, and total return swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are derivative instruments entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Certain Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by a Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser or the applicable Sub-Adviser in accordance with procedures established by the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”), to avoid any potential leveraging of a Fund’s portfolio. However, with respect to swaps that are not required to cash settle, a Fund must segregate or “earmark” liquid assets equal to the full notional value of the swaps while the positions are open. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

A Fund also may enter into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than had a Fund invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Adviser or the applicable Sub-Adviser in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Adviser or the applicable Sub-Adviser in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit a Fund’s exposure to loss.

Certain Funds may invest in total return swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Currently, certain standardized swap transactions are subject to mandatory exchange trading and/or central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps.

Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

Other Instruments and Securities Available to All Funds

Convertible Securities. The Funds may acquire convertible securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Restricted Securities. The Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or they are otherwise restricted as to sale. Restricted securities may include privately placed securities and securities offered pursuant to Rule 144A under the Securities Act.

Restricted securities are subject to legal and/or contractual restrictions on resale. In some cases, certain restricted securities can be sold without SEC registration to qualified institutional buyers and in accordance with the Funds’ procedures; such restricted securities could be treated as liquid. However, other restricted securities, such as those that are the subject of a private placement, may be illiquid for an extended period of time and will be reported as such.

Foreign Investments. Investments in foreign securities by certain Funds may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers and the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States. Investments in foreign securities may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. Political or social instability, civil unrest, acts of terrorism and regional economic volatility are other potential risks that could impact an investment in a security of a non-U.S. issuer. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation or diplomatic developments which could affect a Fund’s investments in issuers of such countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

Sovereign Debt Obligations. The Funds may invest in sovereign debt. Political conditions, in terms of a country or agency’s willingness to meet the terms of its debt obligations, are of considerable significance.

Sovereign debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. A foreign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor’s policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their sovereign debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

The occurrence of political, social and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Funds’ investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Funds’ net asset values, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Master Limited Partnerships. Certain Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “IRC”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of a Fund’s shares.

Equity-Linked Securities. The Funds may invest in equity-linked securities, including, but not limited to, participation notes and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to the Fund’s restrictions on investments in foreign securities. In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and a Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to a Fund’s percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Due to the fact that some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser or the applicable Sub-Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Since equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover a Fund’s exposure, the Fund and the Adviser or the applicable Sub-Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Warrants. A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales. If a Fund anticipates that the price of a security will decline, it may sell the security “short” (i.e., without owning it) and borrow the same security from a broker or other institution to complete the sale.

In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is generally taxable as a short term capital gain or loss.

A Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Until the security is replaced, the Fund generally is required to pay to the lender amounts equal to any interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would also increase the cost of the security sold. The proceeds of the short sale will be retained by the broker (or by a Fund’s custodian in a special custody account), to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will designate liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount designated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

Short Sales Against the Box. The Funds may sell securities “short against the box.” A short sale is “against the box” if a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. A short sale of an American Depository Receipt (“ADR”) is “against the box” if a Fund owns the underlying security represented by the ADR and reasonably believes it will be able to convert the security into the ADR prior to delivery.

To secure its obligation to deliver the securities sold short against the box, a Fund will deposit in a separate collateral account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund may also close out a short sale against the box by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, if the Fund wants to, for example, continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short or defer recognition of gain or loss for federal income tax purposes. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box, which result in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.

Illiquid Securities. The Funds will invest in illiquid securities and may invest up to 15% of its net assets in such securities. The Funds may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act. Securities deemed liquid may be deemed illiquid for a time if private placement purchasers or qualified institutional buyers become uninterested or unwilling to purchase these securities.

While maintaining oversight, the Board of Trustees has delegated to the Advisers the day-to-day functions of determining whether or not individual securities are liquid for purposes of the limitations on investments in illiquid assets. Rule 144A securities and Section 4(a)(2) commercial paper will be considered illiquid and therefore subject to the Funds’ limit on the purchase of illiquid securities unless the Board of Trustees or the Adviser or the applicable Sub-Adviser determines that the Rule 144A securities or Section 4(a)(2) commercial paper are liquid. In determining the liquidity of a security, the Adviser or the applicable Sub-Adviser will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic for trading the security).

Preferred Stock. The Funds may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Asset-Backed Securities. The Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the collateralized mortgage obligation structure. Investments in these and other types of asset-backed securities must be consistent with the investment objective and policies of a Fund.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Debt Securities. The Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) of domestic or foreign issuers. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Subject to certain limitations, a Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from S&P or Moody’s in one of the four highest rating categories or, if not rated, have been determined by the Adviser or the applicable Sub-Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by Adviser or the applicable Sub-Adviser to be of a quality below investment grade. There are no limitations on the maturity of debt securities that may be purchased by a Fund. A description of bond ratings is attached to this Statement of Additional Information (“SAI”) as Appendix A.

Structured Notes. Certain Funds may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes, however, the Adviser or the applicable Sub-Adviser analyzes these notes in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices that may be undertaken by one or more Funds and supplement the principal risks described in the Prospectus. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of the Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

General

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Counterparty Credit Risk

Derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease. To the extent a Fund focuses its investments in a limited number of issuers, it will be more susceptible to the risks associated with those issuers. Certain derivative transactions may or are required to centrally clear, which may reduce counterparty and liquidity risk but will not completely eliminate such risks.

Debt Securities Risk

Debt securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are “credit risk” and “interest rate risk.” These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

“Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

“Interest rate risk” refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and directly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Equity-Linked Securities Risk

The Funds may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to the Fund’s restrictions on investments in foreign securities. See “Foreign Securities Risk” above. In addition, a Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Exchange-Traded Funds Risk

ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. The risk of ETFs generally reflects the risk of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, an ETF’s performance may not match the performance of a particular market segment or index for a number of reasons, including costs incurred by the ETF in buying and selling securities. Assets invested in ETFs will indirectly bear the fees and expenses of the ETF, including operating costs and advisory fees that you, as a shareholder in a Fund, indirectly bear. Additionally, a shareholder may indirectly bear brokerage costs incurred by a Fund when it purchases ETFs.

Foreign Currency Risk

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets (as measured in United States dollars) of those Funds that invest in foreign securities will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Funds may not to be able to effectively use them.

Foreign Securities Risk

Investment in foreign securities by certain Funds involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to companies located in the United States, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues. The recent global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. If a deep economic downturn in a particular country or throughout the Europe results, this could significantly affect a Fund’s investments tied economically to Europe or the euro.

American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell and be paid dividends on ADRs, EDRs, GDRs, and CDRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Investing in Other Investment Companies Risk

The Funds may acquire shares in other investment companies, including U.S. or foreign investment companies and ETFs and REITs, to the extent permitted by the 1940 Act. An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. The market value of the shares of other investment companies may differ from the net asset value of the particular fund. As a shareholder in an investment company, a Fund would bear its ratable share of that entity’s expenses, including any investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact the Fund’s liquidity and net asset value. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Options Transaction Risk

The effective use of options depends on a Fund’s ability to terminate option positions at times when the Adviser or the applicable Sub-Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

A Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Ratings Categories Risk

A description of the rating categories as published by Moody’s and S&P is set forth in Appendix A to this SAI. Ratings assigned by Moody’s and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security whose rating has changed or has become unrated.

REITs Risk

REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. REITs are subject to a highly technical and complex set of provisions in the IRC. It is possible that a Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to a Fund on their investment in such company.

Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

REITs often do not provide complete tax information to shareholders until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission to extend the deadline for issuance of Forms 1099-DIV.

Repurchase Agreement Risk

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Restricted Securities Risk

The Funds may acquire securities through private placements. These securities are typically sold directly to a small number of investors, usually institutions or mutual funds. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

In addition, the Funds may also invest in securities sold pursuant to Rule 144A under the Securities Act. Rule 144A permits the Funds to sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Restricted securities, including private placements, are subject to legal and contractual restrictions on resale. This may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

The Adviser or the applicable Sub-Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each private placement or restricted security purchased by a Fund. If such security is determined to be “liquid,” it will not be included within the category “illiquid securities,” which under each Fund’s current policies may not exceed 15% of the Fund’s net assets. To the extent a Fund owns private placements or restricted securities, these securities may involve liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value these securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Securities that are not readily marketable will be valued by a Fund pursuant to procedures adopted by the Board of Trustees.

Reverse Repurchase Agreement Risk

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by a Fund. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings. None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements (together with other borrowings of the Fund) with respect to greater than 30% of the Fund’s total assets.

Risks Associated With Asset-Backed Securities

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Risks Associated With Commodity-Linked Instruments

Certain Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative instruments, such as structured notes, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Adviser or the applicable Sub-Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments held by a Fund and/or a Subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, a Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on a Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

The ability of a Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the IRS or the Treasury Department as discussed under “Distributions and Taxes.”

Risks Associated With Derivatives

Certain Funds may, but are not required to, use various derivatives and related investment strategies as described in this SAI. Derivatives may be used for a variety of purposes, including hedging, risk management, portfolio management or income generation. Any or all of the investment techniques previously described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Fund is a function of numerous variables, including market conditions. Although the Adviser or the applicable Sub-Adviser seeks to use derivatives to further a Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

Derivatives utilized by a Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument, the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which a Fund may use and the risks of those instruments are described in further detail below. A Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interests. A Fund bears the risk that the Adviser or the applicable Sub-Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•	Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

•	Using derivatives as a hedge against a portfolio investment subjects a Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•	While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

•	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•	The use of certain derivatives transaction involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (i.e., the counterparty) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreement related to the transaction.

•	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•	Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser or the applicable Sub-Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, a Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the liquidity that is afforded to exchange participants will not be available to the Fund as a participant in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a Fund would bear greater risk of default by the counterparties to such transactions.

•	A Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•	As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

•	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•	Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is not systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Fund to respond to such events in a timely manner.

Risks Associated with Exchange-Traded Notes (“ETNs”)

The value of an ETN will change as the value of the market benchmark or strategy fluctuates. If, for example, a commodity-linked ETN is purchased, its value will fluctuate because the value of the underlying commodity to which it is linked fluctuates with market conditions. The prices of the market benchmark are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the underlying benchmark and, consequently, the value of the ETN.

ETNs are fully exposed to any decline in the level of the underlying market benchmark. If the value of the underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to the ETN, a Fund will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount. Investors in ETNs do not receive any periodic interest payments.

ETNs are subject to illiquidity risk. The issuer of an ETN may restrict the ETN’s redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Because ETNs are unsecured debt securities, they are subject to risk of default by the issuing bank or other financial institution (i.e., counterparty risk). In addition, the value of an ETN may decline due to downgrade in the issuer’s credit rating despite that there is no change in the underlying market benchmark.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterize and treat ETNs’ for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

Risks Associated With Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser or the applicable Sub-Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to a Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser or the applicable Sub-Adviser.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser’s or the applicable Sub-Adviser’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Risks Associated with Initial Public Offerings

The Funds may invest a portion of its assets in shares sold in initial public officers (“IPOs”). IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Stock Market Risk

Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, a Fund’s share price is likely to decline in value. A Fund’s focus on certain types of stocks (such as small-, medium- or large-cap) and style of investing (such as value or growth) subjects it to the risk that is performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

Structured Note Risk

Certain Funds may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note will default or become bankrupt. A Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, a Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, a Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

A Fund may invest in equity-linked structured notes (which would be linked to an equity index). A highly liquid secondary market may not exist for the structured notes a Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for a Fund to sell the structured notes it holds at an acceptable price or accurately value such notes.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks.

Swap Agreement Risk

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Adviser or the applicable Sub-Adviser to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because bilateral swaps are two-party contracts and because they may have terms of greater than seven days, these agreements may be considered to be illiquid investments. Illiquidity may make it more difficult for a Fund to enter or close swap transactions at opportune times, which could cause the Fund to lose value or forgo advantageous investment positions. Similarly, swap agreements can be complex and difficult to price objectively. Moreover, a Fund bears the risk of loss of the amount expected to be received under a bilateral swap agreement in the event of the default or bankruptcy of the swap agreement counterparty. As a result of new rules adopted in 2012, certain standardized swaps are currently subject to mandatory central clearing. Central clearing is designed to decrease counterparty risk and increase liquidity, as compared to bilateral swaps. However, central clearing does not eliminate such risks. Further, central clearing may require a Fund to post margin that may be greater than the collateral that would have be required under a bilateral agreement. A Fund will enter into uncleared swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the IRC may limit a Fund’s ability to use swap agreements. It is possible that future developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements, realize amounts to be received under such agreements, make full use of swaps transactions, or otherwise profit from such agreements. In addition, swaps may also subject a Fund to leveraging risk by exposing the Fund to potential profits and losses based on the full notional amount underlying the swap with through just a small initial investment. A Fund’s use of leverage may reduce the Fund’s returns and increase its volatility.

Temporary Defensive Positions

The Adviser or the applicable Sub-Adviser may temporarily invest up to 100% of a Fund’s assets in high quality short-term money market instruments if it believes adverse market, economic, political, or other conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

INTERFUND BORROWING AND LENDING

The SEC has issued an exemptive order permitting the Funds to borrow money from and lend money to each other, as well as other funds managed by the Adviser and Metropolitan West Asset Management, LLC, an affiliate of the Adviser. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment restrictions, policies, limitations and organizational documents. A borrowing Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment of an interfund borrowing to a lending Fund could result in lost investment opportunities or additional borrowing costs. The Board of Trustees is responsible for overseeing and periodically reviewing the interfund lending program.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While none of the Funds is managed with the intent of generating short-term capital gains, each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser or the applicable Sub-Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or markdown of the price.

The portfolio turnover rates of the Funds cannot be accurately predicted, but could exceed 100% under normal conditions. A 100% portfolio turnover rate would occur, for example, if all the securities in a Fund’s investment portfolio were replaced once in a period of one year. Because the Dynamic Collar Fund, the Market-Neutral Fund and the Fundamental Long/Short Fund are newly formed, there is no annual portfolio turnover rate information available at this time. Each of the other Funds’ portfolio turnover rates (rounded to a whole number) for the fiscal years ended October 31, 2016 and 2015 are shown in the table below. Variations in turnover rate may be due to market conditions, fluctuating volume of shareholder purchases and redemptions or changes in the Adviser’s or the applicable Sub-Adviser’s investment outlook.

	Fiscal Year Ended
Fund	October 31, 2016	October 31, 2015
Hedged Value Fund	57%	3	%(1)
Dynamic 500 Fund	7%	NA
Systematic Value Fund	45%	NA
Dividend Long/Short Fund	169%	NA

(1)	This percentage represents only a one-month period and is not annualized.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisers are responsible for the placement of the Funds’ portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Debt, convertible and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Debt, convertible and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Advisers seek to obtain the best execution for the Funds, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Consistent with a policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Advisers consider the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Advisers to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Advisers may effect transactions which cause a Fund to pay a commission in excess of a commission which another broker-dealer would have charged if the Advisers first determine that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. In some cases, research is provided directly by an executing broker-dealer and in other cases, research may be provided by third party research providers such as a non-executing third party broker-dealer or other third party research service. Research services furnished by an executing broker-dealer or third party research provider may be used in providing services for any or all of the clients of the Advisers, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services. These arrangements are commonly known as “soft dollar” arrangements. In conducting soft dollar relationships, the Advisers will seek to take advantage of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

The Advisers maintain internal allocation procedures to identify those direct research providers who provide them with research services and endeavor to place sufficient transactions with them to ensure the continued receipt of research services the Advisers believe are useful. The Advisers’ procedures also seek to compensate third party research providers that provide them with research by directing executing broker-dealers to cause payments to be made to third party research providers, either through cash payments from the executing broker or through the use of step out transactions. A “step out transaction” is a securities trade executed by the executing broker-dealer, but settled by the non-executing research broker-dealer permitting the non-executing research broker-dealer to share in the commission. The Advisers have implemented systems for the determination of the broker-dealers to whom commissions are directed.

Research services include such items as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy, analytic computer software, account performance services and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions. Sometimes the Advisers receive products or services from broker-dealers that are used for both research services and other purposes, such as corporate administration or marketing (“mixed-use products or services”). The Advisers make a good faith effort to determine the relative proportions of mixed-use products or services that may be attributable to research services. The portion attributable to research services may be paid through the allocation of brokerage commissions, and the Advisers pay the non-research services in cash.

Debt and convertible securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

In an effort to achieve efficiencies in execution and reduce trading costs, the Advisers and their affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts, which may include one or more of the Funds, at the same time, generally referred to as “block trades.” When executing block trades, securities are allocated using procedures that an Adviser considers fair and equitable. Allocation guidelines have been established for the Advisers’ trading departments to follow in making allocation determinations. In some cases, various forms of pro-rata allocation are used and, in other cases, random allocation processes are used. Participation of an account in the allocation is based on considerations such as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, the amount of existing holdings (or substitutes) of the security in the account, and, when relevant, directed brokerage. In connection with certain purchase or sale programs, and in other circumstances if practicable, if multiple trades for a specific security are made with the same broker in a single day, those securities are allocated to accounts based on a weighted average purchase or sale price.

In determining whether accounts are eligible to participate in any type of IPO, the Advisers consider such factors as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, and the amount of existing holdings (or substitutes) of the security in the account. For IPOs of equities, the Advisers generally share allocations in a pro rata fashion based upon assets under management for those accounts eligible to participate in the IPO. For equity offerings, an exception may be made when the allocation is so small that it may create transaction costs that diminish the benefit of the trade or it would be unreasonably minimal relative to the size of the account. The Advisers will use their best judgment to make a fair and equitable allocation, which may include, among other things, consideration of allocating to underperforming accounts or accounts where smaller lot sizes would be reasonable.

To the extent permitted by law and in accordance with procedures established by the Board of Trustees, the Funds may engage in brokerage transactions with brokers that are affiliates of the Advisers. The Funds have adopted procedures which are reasonably designed to provide that commissions or other remuneration paid to affiliated brokers of the Advisers do not exceed the usual and customary brokerage commission.

The following table sets forth the aggregate brokerage commissions paid on transactions in the Funds’ securities and the amounts of brokerage commission paid to broker-dealers for research services by each Fund for the fiscal years ended October 31, 2016 and October 31, 2015. Because the Funds in existence in 2015 were newly formed, they did not incur any brokerage commissions prior to 2015.

	2016
	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided

TCW | Gargoyle Hedged Value Fund	$46,113	$331

TCW | Gargoyle Dynamic 500 Fund	1,194	5

TCW | Gargoyle Systematic Value Fund	798	0

TCW | Gargoyle Dynamic 500 Collar Fund	N/A	N/A

TCW | Gargoyle Dynamic 500 Market-Neutral Fund	N/A	N/A

TCW High Dividend Equities Long/Short Fund	3,881	2,456

TCW Long/Short Fundamental Value Fund	N/A	N/A

2015
	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided

TCW | Gargoyle Hedged Value Fund	$21,844	$23

TCW | Gargoyle Dynamic 500 Fund	N/A	N/A

TCW | Gargoyle Systematic Value Fund	N/A	N/A

TCW | Gargoyle Dynamic 500 Collar Fund	N/A	N/A

TCW | Gargoyle Dynamic 500 Market-Neutral Fund	N/A	N/A

TCW High Dividend Equities Long/Short Fund	N/A	N/A

TCW Long/Short Fundamental Value Fund	N/A	N/A

The following table shows the value of the aggregate holdings of securities by issuers of the Funds’ “regular brokers or dealers” (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2016:

Fund Name	Broker/Dealer	Dollar Amount of Securities Held as of October 31, 2016
TCW | Gargoyle Hedged Value Fund	N/A	N/A
TCW | Gargoyle Dynamic 500 Fund	N/A	N/A
TCW | Gargoyle Systematic Value Fund	N/A	N/A
TCW | Gargoyle Dynamic 500 Collar Fund	N/A	N/A
TCW | Gargoyle Dynamic 500 Market-Neutral Fund	N/A	N/A
TCW High Dividend Equities Long/Short Fund	Wells Fargo Securities LLC	$18,358
TCW Long/Short Fundamental Value Fund	N/A	N/A

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 6 below have been adopted as fundamental policies. A fundamental policy affecting a Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A majority of the outstanding voting securities of a Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Investment restriction 7 may be changed by vote of a majority of the Board of Trustees at any time.

1. No Fund may borrow money or issue any senior security except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2. No Fund may underwrite securities of other companies, except insofar as the Fund may be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

3. No Fund may purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to the Fund’s purchase of U.S. Government Securities.

4. No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may (i) purchase or sell securities or instruments secured by real estate or interests therein or representing interests in real estate, (ii) make, purchase or sell real estate mortgage loans, or (iii) purchase or sell securities or instruments issued by issuers which invest, deal or otherwise engage in real estate or interests therein.

5. No Fund may make loans except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. This restriction shall not prohibit a Fund from purchasing or selling securities or other instruments backed by commodities or from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, interest rate or securities-related or foreign currency-related hedging instruments, swap agreements or other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

7. Except for the Dividend Long/Short Fund and the Fundamental Long/Short Fund, no Fund may purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures and options on futures. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

Unless otherwise indicated, all percentage limitations listed above apply to each Fund only at the time at which a transaction is entered into. Accordingly, except with respect to borrowing or hypothecating assets of a Fund, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund’s net assets will not be considered a violation.

For purposes of applying the terms of investment restriction number 3, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which a Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate. Additionally, each Fund interprets its policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, as determined by the Adviser. Each Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular “industry,” and therefore the 25% concentration restriction noted above does not apply to such securities.

Fund Classification

Except for the Dividend Long/Short Fund, each Fund is a “diversified” investment company under the 1940 Act. This means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

Under the IRC, to qualify as a regulated investment company, a fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

TRUSTEES AND OFFICERS

Management Information

The Board of Trustees is responsible for overseeing the Trust’s affairs. The Board of Trustees currently consists of four Trustees, three of whom are not “interested persons” of the Trust (the “Independent Trustees”) and one of whom is an “interested person” of the Trust (the “Interested Trustee”), as defined in the 1940 Act. Detailed information about the Trustees and officers of the Trust, including their names, addresses, ages, and principal occupations for the last five years, is set forth in the table below. “Fund Complex” used in this SAI refers to the Trust (consisting of 7 portfolios), TCW Funds, Inc. (consisting of 21 portfolios), TCW Strategic Income Fund, Inc. (consisting of 1 portfolio), and Metropolitan West Funds (consisting of 9 portfolios).

Name, Address, Year of Birth and Position(s) Held with Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

INDEPENDENT TRUSTEES

Patrick C. Haden (1953) Trustee	Indefinite term; since March 2015.	Senior Advisor to President (since July 2016); Athletic Director (June 2016 - August 2010), University of Southern California	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (charitable foundation); Unihealth Foundation (charitable foundation); Fletcher Jones Foundation (charitable foundation); Mayr Foundation (charitable foundation); First Beverage (beverage consulting); Auto Club (affiliate of AAA).	38

Peter McMillan (1957) Trustee and Chairman of the Board	Indefinite term; since March 2015.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (real estate investments); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITs (real estate investments);	38

Andrew Tarica (1959) Trustee	Indefinite term; since March 2015.	Employee (since 2015), Cowen & Co previously Concept Capital Markets, LLC (since 2005) (broker-dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company).	None.	38

Name, Address, Year of Birth and Position(s) Held with Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

INTERESTED TRUSTEE

Jess Ravich(4) (1957) Trustee	Indefinite term; since March 2015.	Group Managing Director (since January 2016), TCW LLC; Group Managing Director and Head of Alternative Products (March 2011 – October 2015), The TCW Group, Inc. (asset management firm); Group Managing Director (since December 2012) TCW Investment Management Company LLC; Managing Director and Head of the Capital Markets Group (November 2009 — December 2012).	Director (since December 2014), A-Mark International, Inc. (trading and collectibles); Director (since October 2015), Unwired Planet; Director (since June 2006) and Chairman of Board of Trustees (since August 2006), ALJ Regional Holdings, Inc. (holding company for call center operations); Director (since May 1995) and Chairman of Board of Directors (since January 2011), Cherokee Inc.	7

OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

David S. DeVito (1962) President and Chief Executive Officer	Indefinite term; since March 2015.	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Trust Company of the West (2013 – December 2015). Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc. and TCW Funds, Inc.; Executive Vice President and Treasurer, (since 2010), Metropolitan West Funds.	N/A	N/A

Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Indefinite term; since March 2015.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., Trust Company of the West (2013 – December 2015) TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc., TCW Funds, Inc., and Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).	N/A	N/A

Name, Address, Year of Birth and Position(s) Held with Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Jeffrey A. Engelsman (1967) Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since March 2015.	AML Officer (since December 2016), Metropolitan West Funds, TCW Funds, Inc., and TCW Strategic Income Fund, Inc.; Managing Director and Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since December 2014), Metropolitan West Funds; Managing Director, Global Chief Compliance Officer (since August 2014), Metropolitan West Asset Management Company, LLC, TCW Investment Management Company LLC, Trust Company of the West (2014-December 2015) and TCW Asset Management Company LLC; Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc. and TCW Funds, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).	N/A	N/A

Patrick W. Dennis (1981) Vice President and Assistant Secretary	Indefinite term; since March 2015.	Senior Vice President & Associate General Counsel and Assistant Secretary (since January 2016), TCW LLC; Senior Vice President & Associate General Counsel and Assistant Secretary (since February 2013 – December 2015), Trust Company of the West, (since January 2013), TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW Funds, Inc. and TCW Investment Management Company LLC; Assistant Secretary (since February 2013), TCW Funds, Inc.; Vice President and Assistant Secretary (since February 2013), Metropolitan West Funds; Associate (2010 – 2013), Paul Hastings LLP (law firm); Associate (2006 – 2010), Dechert LLP (law firm).	N/A	N/A

Richard M. Villa (1964) Treasurer	Indefinite term; since March 2015.	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer and Chief Financial Officer (since February 2014), TCW Funds, Inc.; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, the TCW Group, Inc., Trust Company of the West (2008 – December 2015), TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC.	N/A	N/A

George N. Winn (1968) Vice President and Assistant Treasurer	Indefinite term; since March 2015.

Senior Vice President (since January 2016), TCW LLC; Senior Vice President (since June 1994), Trust Company of the West (February 2005 – December 2015), TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and TCW Investment Management Company LLC.

			N/A	N/A

Lisa Eisen, CPA (1963) Tax Officer	Indefinite term; since December 2016.	Managing Director and Head of Tax (since August 2016), TCW, LLC; Tax Officer (since December 2016), TCW Funds, Inc., Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Vice President of Corporate Tax and Payroll (1998 – 2016), Health Net, Inc.	N/A	N/A

(1)	The address of each Independent Trustee is c/o Dechert LLP, Counsel to the Independent Trustees of TCW Alternative Funds, One Bush Street, Suite 1600, San Francisco, CA 94104. The address of the Interested Trustee and each officer is c/o The TCW Group, Inc., 865 South Figueroa Street, Los Angeles, CA 90017.
(2)	On December 12, 2016 members of the Board of Trustees recognized the value of having a retirement policy and that having such a policy would be consistent with best practices in the mutual fund industry. For that reason, the Board adopted the following retirement policy (the “Policy”): A member of the Board shall be required to retire from the Board (and any committee(s) of the Board on which he or she serves) no later than the first regular quarterly meeting of the Board next held after that Board member reaches his or her 75th birthday; provided, however, that the affected Board member may continue to serve as a member of the Board (and member of committee(s) of the Board) for one or more successive one-year periods, or such shorter extension periods, as shall be approved by a unanimous secret vote of the other members of the Board then serving. Any member of the Board who has already reached his or her 75th birthday at the time of adoption of the Policy shall be automatically granted a two-year extension term, subject to any prior resignation or removal as a member of the Board before the expiration of that two-year term. Any continuation of that Board member’s service beyond that two-year extension would be subject to the vote requirement previously specified above.
(3)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
(4)	Mr. Ravich is an “interested person” of the Trust, as defined in the 1940 Act, because of the offices he holds with the parent company of the Adviser.

Leadership Structure

The Board of Trustees is responsible for the overall management of the Trust, including general supervision of the duties performed by the Adviser and other service providers in accordance with the provisions of the 1940 Act, other applicable laws and the Trust’s Declaration of Trust and By-Laws. The Board of Trustees meets in regularly scheduled meetings throughout the year. It is currently composed of four Trustees, including three Independent Trustees. As discussed below, the Board of Trustees has established two committees to assist the Board of Trustees in performing its oversight responsibilities.

The Board of Trustees has appointed an Independent Trustee to serve as its Chairman. The Chairman’s primary role is to set the agenda of the Board of Trustees and determine what information is provided to the Board of Trustees with respect to matters to be acted upon by the Board of Trustees. The Chairman presides at all meetings of the Board of Trustees and leads the Board of Trustees through its various tasks. The Chairman also acts as a liaison with management in carrying out the Board of Trustees’ functions. The Chairman also performs such other functions as may be requested by the Board of Trustees from time to time. The designation of Chairman does not impose any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such person as a member of the Board of Trustees generally.

Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board of Trustees performs a risk oversight function for the Trust consisting, among other things, of the following activities:

General Oversight. The Board of Trustees regularly meets with, or receives reports from, the officers of the Trust and representatives of key service providers to the Trust, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the operational activities of the Trust and to provide direction with respect thereto.

Compliance Oversight. The Board of Trustees reviews and approves the procedures of the Trust established to ensure compliance with applicable federal securities laws. The Board of Trustees keeps informed about how the Trust’s operations conform to its compliance procedures through regular meetings with, and reports received from, the Trust’s Chief Compliance Officer and other officers.

Investment Oversight. The Board of Trustees monitors investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board of Trustees also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board of Trustees monitors the Funds’ investment practices and reviews the Funds’ investment strategies with management and receives focused presentations.

Valuation Oversight. The Board of Trustees has approved the valuation methodologies used in establishing the daily values of the Funds’ assets and monitors the accuracy with which the valuations are carried out. The Board of Trustees receives regular reports on the use of fair value prices and monitors the effectiveness of the Funds’ valuation procedures.

Financial Reporting. Through its Audit Committee, the Board of Trustees meets regularly with the Trust’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Trust’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Committees

Audit Committee. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Adviser. The Audit Committee consists of Messrs. Haden, McMillan, and Tarica, each an Independent Trustee. Mr. Haden serves as the Chairman of the Audit Committee.

Nominating Committee. The Nominating Committee makes recommendations to the Board of Trustees regarding nominations for membership on the Board of Trustees. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Adviser and other principal service providers of the Trust. The Nominating Committee periodically reviews Trustee compensation and recommends any appropriate changes to the Board. The Nominating Committee also reviews, and may make recommendations to the Board of Trustees relating thereto, issues that pertain to the effectiveness of the Board in carrying out its responsibilities of overseeing the management of the Trust. The Nominating Committee consists of Messrs. Haden, McMillan, and Tarica, each an Independent Trustee. Mr. Tarica serves as the Chairman of the Nominating Committee.

The Nominating Committee will consider potential Trustee candidates recommended by shareholders provided that the proposed candidates satisfy the Trustee qualification requirements provided in the Trust’s Nominating Committee Charter and are not “interested persons” of the Trust within the meaning of the 1940 Act. In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and for the shareholders submitting the nominations, the Nominating Committee has looked to recent SEC promulgations regarding Trustee nominations for guidance.

For the fiscal year ended October 31, 2016, the Audit Committee held one (1) meeting and the Nominating Committee held one (1) meeting.

Additional Information About the Trustees

The Trust seeks as Trustees individuals of distinction and experience in business or finance, government service or academia. In determining that a particular person was and continues to be qualified to serve as a Trustee, the Board of Trustees has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those described below, the Board has determined that each of the current Trustees is qualified to serve as a Trustee of the Trust. In addition, the Board of Trustees believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board of Trustees to operate effectively in governing the Trust and protecting the interests of shareholders.

Patrick C. Haden. Mr. Haden has many years of experience as a partner at a private equity firm that invests in high growth, middle market enterprises. He also has extensive experience serving as a board member, including as a director and chairman of TCW Funds, Inc. and TCW Strategic Income Fund, Inc. and as a trustee or director of Metropolitan West Funds, Tetra Tech, Inc., the Rose Hills Foundation, the Unihealth Foundation, the Fletcher Jones Foundation, the Mayr Foundation, First Beverage and the Auto Club.

Peter McMillan. Mr. McMillan has many years of experience as an investment industry professional with extensive experience managing securities portfolios, and is very experienced with the analysis of investment strategy, trading, and performance results. He also has extensive experience serving as a board member, including as a trustee or director of Metropolitan West Funds, TCW Funds, Inc., TCW Strategic Income Fund, Inc., and various real estate investment trusts.

Andrew Tarica. Mr. Tarica has many years of experience in the investment management and investment advisory industry, including substantial experience managing fixed-income portfolios. He also has extensive experience serving as a board member, including as a director and chairman of Metropolitan West Funds, a trustee or director of TCW Funds, Inc., and a director of the TCW Strategic Income Fund, Inc.

Jess Ravich. Mr. Ravich has many years of experience with various investment banking firms and is Group Managing Director and Head of Alternative Products at the parent company of the Adviser. He also has extensive experience serving as a board member, including as a director and chairman of Cherokee Inc. and ALJ Regional Holdings, Inc. and as a director of Spectrum Group International, Inc., Unwired Planet and A-Mark.

Equity Ownership of Trustees

The following tables set forth the equity ownership of the Trustees, as of December 31, 2016, in each Fund and in all registered investment companies overseen by the Trustees in the same family of investment companies as the Funds, which include TCW Funds, Inc. and TCW Strategic Income Fund, Inc. The codes for the dollar ranges of equity securities owned by the Trustees are: (a) $1-$10,000, (b) $10,001 -$50,000, (c) $50,001-$100,000; and (d) over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
INDEPENDENT TRUSTEES

Patrick C. Haden	TCW/Gargoyle Hedged Value Fund c	d

Peter McMillan	TCW/Gargoyle Hedged Value Fund c	d

Andrew Tarica	TCW/Gargoyle Hedged Value Fund c	d

INTERESTED TRUSTEE

Jess Ravich	TCW High Dividend Long/Short Fund d TCW/Gargoyle Dynamic 500 Fund d TCW/Gargoyle Systematic Value Fund d	d

(1)	Certain figures represent and include the Trustees’ economic exposure to the Funds through the deferred compensation plan. See “DEFERRED COMPENSATION PLAN” for additional details.

Compensation of Independent Trustees

The Trust pays each Independent Trustee an annual fee of $36,000. The Chairman of the Audit Committee receives an additional annual retainer of $7,200, the Chairman of the Nominating Committee receives an additional annual retainer of $3,600, and the Chairman of the Board receives an additional annual retainer of $10,800. Independent Trustees are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board or a committee of the Board. Trustees and officers who are employed by the Adviser or an affiliated company thereof receive no compensation or expense reimbursement from the Trust. Trustees do not receive any pension or retirement benefits as a result of their service as a Trustee of the Trust.

The following table shows the compensation paid to the Independent Trustees by the Trust for the fiscal year ended October 31, 2016, as well as the total compensation from the Trust and Fund Complex paid to the Trustees for the same period.

Name of Trustee	Aggregate Compensation From the Trust	Total Compensation from the Trust and Fund Complex(1) Paid to Trustees
	Fiscal Year Ended October 31, 2016	Year Ended October 31, 2016
INDEPENDENT TRUSTEES
Patrick C. Haden	$43,200	$291,700
Peter McMillan	$46,800	$268,300
Andrew Tarica	$39,600	$290,100
INTERESTED TRUSTEE
Jess Ravich	$0	$0

(1)	As of October 31, 2016, the Fund Complex consisted of 37 registered investment companies.

At a meeting held on June 8, 2015, the Board of Trustees approved a Deferred Compensation Plan for the Independent Trustees. The table below lists the total amount of deferred compensation (including interest) payable to the respective Independent Trustees as of October 31, 2016.

Name of Independent Trustee	Aggregate Deferred Compensation From TCW Alternative Funds
Patrick C. Haden	$70,678
Peter McMillan	$80,232
Andrew Tarica	$66,197

INVESTMENT ADVISORY SERVICES

Investment Adviser

The Adviser was organized in 1987 as a wholly owned subsidiary of TCW. The Carlyle Group, LP (“Carlyle”), a global alternative asset manager, may be deemed to be a control person of the Adviser by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.

The Trust, on behalf of the Funds, and the Adviser are parties to an Investment Management and Advisory Agreement (the “Advisory Agreement”). Shareholders are not parties to, or intended (or “third party”) beneficiaries of the Advisory Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholders, other than any rights conferred by federal or state securities laws that may not be waived.

Under the Advisory Agreement, subject to the direction and supervision of the Board of Trustees, each Fund retains the Adviser, among other things, to manage the investment of its assets, including to evaluate the pertinent economic, statistical, financial and other data and to formulate and implement its investment program; to place orders for the purchase and sale of its portfolio securities and other instruments and investments; and to administer its day-to-day operations.

The Advisory Agreement also provides that the Adviser will furnish to the Trust office space at such places as may be agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone services necessary for managing the affairs and investments; keep those accounts and records of the Trust and the Funds that are not maintained by the Funds’ transfer agent, custodian, accounting or sub-accounting agent; and arrange for officers or employees of the Adviser to serve, without compensation from the Trust, as officers, Trustees or employees of the Trust if desired and reasonably required by the Trust.

For services performed under the Advisory Agreement, each Fund pays the Adviser a fee, payable monthly and calculated daily by applying the annual investment advisory fee percent for the Fund to the Fund’s net asset value. The annual management fee (as a percentage of average net asset value) for each Fund is as follows:

TCW/Gargoyle Hedged Value Fund	0.90%
TCW/Gargoyle Dynamic 500 Fund	0.80%
TCW/Gargoyle Systematic Value Fund	0.70%
TCW/Gargoyle Dynamic 500 Collar Fund	0.80%
TCW/Gargoyle Dynamic 500 Market-Neutral Fund	0.80%
TCW High Dividend Equities Long/Short Fund	0.95%
TCW Long/Short Fundamental Value Fund	1.65%

The table below sets forth the investment advisory fee, exclusive of any expense reimbursement, paid by each Fund for the fiscal years ended October 31, 2016, 2015 and 2014:

Fund Name	Fiscal Year Ended 2016	Fiscal Year Ended 2015		Fiscal Year Ended 2014
TCW | Gargoyle Hedged Value Fund	$487,291	$709,510	(1)	N/A
TCW | Gargoyle Dynamic 500 Fund	$9,169	N/A		N/A
TCW | Gargoyle Systematic Value Fund	$7,367	N/A		N/A
TCW | Gargoyle Dynamic 500 Collar Fund	N/A	N/A		N/A
TCW | Gargoyle Dynamic 500 Market-Neutral Fund	N/A	N/A		N/A
TCW High Dividend Equities Long/Short Fund	$10,678	N/A		N/A
TCW Long/Short Fundamental Value Fund	N/A	N/A		N/A

(1)	Covers a 13-month period including the fiscal year ended September 30, 2015, and $51,659 for the new one-month fiscal year ended October 31, 2015.

Except for expenses specifically assumed by the Adviser under the Advisory Agreement, the Trust bears all expenses of the Trust and the Funds, including, without limitation, fees and expenses of the Independent Trustees, broker commissions and other ordinary or extraordinary expenses incurred by the Trust or the Funds in the course of their business.

Pursuant to the Operating Expenses Agreement between the Adviser and the Trust, on behalf of the Funds (the “Operating Expenses Agreement”), the Adviser has agreed to waive its investment management fee and/or reimburse the operating expenses of each Fund to the extent the Fund’s operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below.

Fund	Expense Cap (As Percent of Average Net Asset Value)
TCW/Gargoyle Hedged Value Fund
Class N	1.50%
Class I	1.25%
TCW/Gargoyle Dynamic 500 Fund
Class N	1.25%
Class I	1.00%
TCW/Gargoyle Systematic Value Fund
Class N	1.15%
Class I	0.90%
TCW/Gargoyle Dynamic 500 Collar Fund
Class N	1.25%
Class I	1.00%
TCW/Gargoyle Dynamic 500 Market-Neutral Fund
Class N	1.25%
Class I	1.00%
TCW High Dividend Equities Long/Short Fund
Class N	1.55%
Class I	1.30%
TCW Long/Short Fundamental Value Fund
Class N	2.25%
Class I	2.00%

This contractual fee waiver/expense reimbursement will remain in place through March 1, 2018. During this term, only the Board may terminate or modify the terms of the Operating Expenses Agreement. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower. If the Adviser does not agree to waive fees and/or reimburse expenses with respect to any Fund after the expiration of the current term, the fees and expenses paid by shareholders of that Fund will increase.

The Advisory Agreement was approved by the Board of Trustees, and separately by the Independent Trustees, at in-person meetings called for the purpose of voting on such approval (i) on March 9, 2015, with respect to the Hedged Value Fund; (ii) on September 21, 2015, with respect to the Dynamic 500 Fund, the Systematic Value Fund and the Dividend Long/Short Fund; and (iii) on December 12, 2016, with respect to the Dynamic Collar Fund, the Market-Neutral Fund and the Fundamental Long/Short Fund. The Advisory Agreement will continue in effect as to a Fund initially for a term of up to two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated with respect to a Fund without penalty at any time by the Trust (by the vote of a majority of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund) or by the Adviser upon 60 days’ written notice to the other party. The Advisory Agreement terminates automatically in the event of its assignment.

At an in-person meeting held on September 26, 2016, the Board, including the Independent Directors, re-approved the Advisory Agreement with respect to the Hedged Value Fund for an additional one year term. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement for the Hedged Value Fund is contained in the Trust’s annual report to shareholders for the fiscal year ended October 31, 2016. At an in-person meeting held on September 26, 2016, the Board, including the Independent Directors, re-approved the Advisory Agreement with respect to the Dynamic 500 Fund, the Systematic Value Fund and the Dividend Long/Short Fund for an additional one-year term. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement for the Dynamic 500 Fund, the Systematic Value Fund and the Dividend Long/Short Fund is contained in the Trust’s semi-annual report to shareholders for the period ended April 30, 2016. At an in-person meeting held on December 12, 2016, the Board, including the Independent Directors, approved the Advisory Agreement with respect to the Dynamic Collar Fund, the Market-Neutral Fund and the Fundamental Long/Short Fund for an initial term of two years. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement for the Dynamic Collar Fund, the Market-Neutral Fund and the Fundamental Long/Short Fund will be contained in the Trust’s semi-annual report to shareholders for the six-month period ending April 30, 2017.

The Advisory Agreement also provides that none of the Adviser or any director, officer, agent or employee of the Adviser will be liable or responsible to the Trust or any of its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective duties. Under the Advisory Agreement, the Adviser will also be indemnified by the Trust as an agent of the Trust in accordance with the terms of the Trust’s By-Laws.

Sub-Advisers

Pursuant to the Advisory Agreement, the Adviser may employ one or more sub-advisers as the Adviser may believe to be particularly fitted to assist the Adviser in the performance of the Advisory Agreement, provided that the compensation of any sub-adviser shall be paid by the Adviser. Currently, Gargoyle Investment Advisor L.L.C. (“Gargoyle,” or, the “Sub-Adviser”) serves as the sub-adviser to the Hedged Value Fund, Dynamic 500 Fund, Systematic Value Fund, Dynamic Collar Fund and Market-Neutral Fund (collectively, the “Gargoyle Funds”), pursuant to the Investment Sub-Advisory Agreement between the Adviser and Gargoyle (the “Gargoyle Sub-Advisory Agreement” or the “Sub-Advisory Agreement”). The Dividend Long/Short Fund and Fundamental Long/Short Fund do not currently have a sub-adviser.

Gargoyle

Gargoyle is a New York limited liability company formed in 1999. It is wholly owned by Gargoyle Group Holdings L.L.C. and is controlled by Thomas F. Concannon, Jr., William Irwin, Alan S. MacKenzie, Jr., Phillip S. Martin, Joshua B. Parker, and Alan L. Salzbank, who are principals of Gargoyle Group Holdings L.L.C.

Under the Gargoyle Sub-Advisory Agreement, subject to the overall supervision, direction, control and review of the Adviser, Gargoyle has the full discretionary authority to manage the investment and reinvestment of the Gargoyle Funds’ assets, including the authority to purchase, sell and cover open positions and to generally deal in securities and other investments relating to the Gargoyle Funds.

The Adviser, not the Gargoyle Funds, is responsible for the payment of the sub-advisory fees to Gargoyle. Under the Gargoyle Sub-Advisory Agreement, the Adviser pays to Gargoyle as compensation for the services rendered thereunder for each Gargoyle Fund a fee at an annual rate (as a percentage of average net asset value) as follows:

TCW/Gargoyle Hedged Value Fund	0.38% - 0.70%*
TCW/Gargoyle Dynamic 500 Fund	0.40%**
TCW/Gargoyle Systematic Value Fund	0.35%**
TCW/Gargoyle Dynamic 500 Collar Fund	0.40%**
TCW/Gargoyle Dynamic 500 Market-Neutral Fund	0.40%**

*	Varies based on average net asset value and Fund and Adviser expenses.
**	These amounts may be reduced to the extent there are operating expenses paid by the Adviser or Gargoyle for the applicable Fund.

The table below sets forth the aggregate amount of sub-advisory fees paid by the Adviser for each Fund for the fiscal years ended October 31, 2016, 2015 and 2014:

Fund Name	Fiscal Year Ended 2016	Fiscal Year Ended 2015		Fiscal Year Ended 2014
TCW | Gargoyle Hedged Value Fund	$386,041	$153,900	(1)	N/A
TCW | Gargoyle Dynamic 500 Fund	$0	N/A		N/A
TCW | Gargoyle Systematic Value Fund	$0	N/A		N/A
TCW | Gargoyle Dynamic 500 Collar Fund	N/A	N/A		N/A
TCW | Gargoyle Dynamic 500 Market-Neutral Fund	N/A	N/A		N/A

(1)	Covers a 13-month period including the fiscal year ended September 30, 2015.

The Gargoyle Sub-Advisory Agreement was approved by the Board of Trustees, and separately by the Independent Trustees, at in-person meetings called for the purpose of voting on such approval (i) on March 9, 2015, with respect to the Hedged Value Fund; (ii) on September 21, 2015, with respect to the Dynamic 500 Fund and Systematic Value Fund; and (iii) on December 12, 2016, with respect to the Dynamic Collar Fund and the Market-Neutral Fund. The Gargoyle Sub-Advisory Agreement will continue in effect as to a Gargoyle Fund initially for a term of up to two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Gargoyle Fund, and (b) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Gargoyle Sub-Advisory Agreement may be terminated with respect to a Gargoyle Fund without penalty at any time by the Trust (by the vote of a majority of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Gargoyle Fund), upon 60 days’ written notice to the Adviser and Gargoyle, or by the Adviser or Gargoyle, upon 60 days’ written notice to the other party. The Gargoyle Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event that the Advisory Agreement is terminated.

At an in-person meeting held on September 26, 2016, the Board, including the Independent Directors, re-approved the Gargoyle Sub-Advisory Agreement with respect to the Hedged Value Fund for an additional one year term. A discussion regarding the basis for the Board of Trustees’ approval of the Gargoyle Sub-Advisory Agreement for the Hedged Value Fund is contained in the Trust’s annual report to shareholders for the fiscal year ended October 31, 2016. At an in-person meeting held on September 26, 2016, the Board, including the Independent Directors, re-approved the Gargoyle Sub-Advisory Agreement with respect to the Dynamic 500 Fund and the Systematic Value Fund for an additional one-year term. A discussion regarding the basis for the Board of Trustees’ approval of the Gargoyle Sub-Advisory Agreement for the Dynamic 500 Fund and the Systematic Value Fund is contained in the Trust’s semi-annual report to shareholders for the period ended April 30, 2016. At an in-person meeting held on December 12, 2016, the Board, including the Independent Directors, approved the Gargoyle Sub-Advisory Agreement with respect to the Dynamic Collar Fund and the Market-Neutral Fund for an initial term of two years. A discussion regarding the basis for the Board of Trustees’ approval of the Gargoyle Sub-Advisory Agreement for the Dynamic Collar Fund and the Market-Neutral Fund will be contained in the Trust’s semi-annual report to shareholders for the six-month period ending April 30, 2017.

PORTFOLIO MANAGEMENT

Portfolio Manager Compensation

TIMCO

The overall objective of the Adviser’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Adviser’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Profit Sharing. Profit sharing for investment professionals is based on net income relating to accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and profit sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including base salaries) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions.

The profit sharing percentage used to compensate investment professionals for investment services related to the Funds is generally the same as that used to compensate investment professionals for other client accounts in the same strategy managed by the Adviser or an affiliate of the Adviser (together, “the TCW Advisers”). In some cases, the profit sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to profit sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where it is determined that the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Adviser. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment of professionals participate in equity incentives, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Adviser’s parent company. The plans include the Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Adviser’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Adviser’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Gargoyle

Gargoyle seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality portfolio managers. Messrs. Parker and Salzbank are partners and substantial owners of Gargoyle, and thus receive compensation solely based on Gargoyle’s overall profitability. Mr. Concannon is compensated with a competitive base salary and, as a partner of Gargoyle, receives additional compensation based on Gargoyle’s overall profitability.

Ownership of Securities and Other Managed Accounts

With respect to the portfolio managers of each Fund, the first table sets forth the dollar of securities of such Fund owned by each portfolio manager of such Fund as of October 31, 2016, and the second table sets forth certain information, as of October 31, 2016, regarding other accounts (including such Fund) managed by each portfolio manager of such Fund. Total assets in the second table are in millions. Certain portfolio managers invest in their investment strategy through investment vehicles other than the Funds.

TCW/Gargoyle Hedged Value Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Joshua B. Parker					x
Alan L. Salzbank					x

						Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joshua B. Parker (Gargoyle)	3	$48.6	2	$151.2	3	$135.4	0	$0	2	$151.2	0	$0
Alan L. Salzbank (Gargoyle)	3	$48.6	2	$151.2	3	$135.4	0	$0	2	$151.2	0	$0

TCW/Gargoyle Dynamic 500 Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Joshua B. Parker			x
Alan L. Salzbank			x

						Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joshua B. Parker (Gargoyle)	3	$48.6	2	$151.2	3	$135.4	0	$0	2	$151.2	0	$0
Alan L. Salzbank (Gargoyle)	3	$48.6	2	$151.2	3	$135.4	0	$0	2	$151.2	0	$0

TCW/Gargoyle Systematic Value Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Joshua B. Parker			x
Alan L. Salzbank			x

						Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joshua B. Parker (Gargoyle)	3	$48.6	2	$151.2	3	$135.4	0	$0	2	$151.2	0	$0
Alan L. Salzbank (Gargoyle)	3	$48.6	2	$151.2	3	$135.4	0	$0	2	$151.2	0	$0

TCW/Gargoyle Dynamic 500 Collar Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Thomas F. Concannon, Jr1.	x
Alan L. Salzbank	x

[1]	Information as of January 31, 2017.

						Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas F. Concannon, Jr1 (Gargoyle)	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Alan L. Salzbank (Gargoyle)	3	$48.6	2	$151.2	3	$135.4	0	$0	2	$151.2	0	$0

[1]	Information as of January 31, 2017.

TCW/Gargoyle Dynamic 500 Market-Neutral Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Thomas F. Concannon, Jr1	x
Alan L. Salzbank	x

[1]	Information as of January 31, 2017.

						Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas F. Concannon, Jr1 (Gargoyle)	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Alan L. Salzbank (Gargoyle)	3	$48.6	2	$151.2	3	$135.4	0	$0	2	$151.2	0	$0

[1]	Information as of January 31, 2017.

TCW High Dividend Equities Long/Short Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Iman Brivanlou					x

						Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Iman Brivanlou (TIMCO)	2	$16.0	10	$228	12	$963	0	$0	0	$0	0	$0

TCW Long/Short Fundamental Value Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Jeremy Zhu[1]	x
Vincent Staunton, CFA[1]	x
Marty Lane[1]	x

						Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeremy Zhu[1] (TIMCO)	0	$0	1	$39.4	0	$0	0	$0	1	$78.5	0	$0
Vincent Staunton, CFA[1] (TIMCO)	0	$0	1	$39.4	0	$0	0	$0	1	$78.5	0	$0
Marty Lane [1] (TIMCO)	0	$0	1	$39.4	0	$0	0	$0	1	$78.5	0	$0

[1]	Information as of January 31, 2017.

Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, or the Advisers or their affiliates, has a greater financial incentive, such as a performance fee account, or where an account or fund managed by a portfolio manager has a higher fee sharing percentage than the portfolio manager’s fee sharing percentage with respect to a Fund. When accounts managed by the Advisers (including a Fund) invest in different parts of an issuer’s capital structure (e.g., one account owns equity securities of an issuer while another account owns debt obligations of the same issuer), actual or potential conflicts of interest may also arise with respect to decisions concerning the issuer’s financing, investments or risks, among other issues, as related to the interests of the accounts. The Advisers have adopted policies and procedures reasonably designed to address these types of conflicts, and the Advisers believe their policies and procedures serve to operate in a manner that is fair and equitable among their clients, including the Funds.

DISTRIBUTION OF FUND SHARES

TCW Funds Distributors, LLC (formerly, TCW Funds Distributors) (the “Distributor”) 865 South Figueroa Street, Los Angeles, CA 90017 serves as the non-exclusive distributor of each class of each Fund’s shares pursuant to a Distribution Agreement (the “Distribution Agreement”) with the Trust, which is subject to the annual approval by the Board. Shares of the Funds are offered and sold on a continuous basis. The Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Board of Trustees, by vote of holders of a majority of the Trust’s shares, or by the Distributor. The Distributor receives no compensation from the Funds for distribution of the Funds’ shares except payments pursuant to the Trust’s Share Marketing Plan (Rule 12b-1 Plan) adopted pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) as described below. The Distributor is affiliated with the Adviser.

Each Fund offers two classes of shares: Institutional Class or Class I shares and Investor Class shares or Class N shares. Class I shares are offered primarily for direct investment by investors. Class N shares are offered through firms which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have dealer agreements with the Distributor and other financial intermediaries.

Rule 18f-3 Plan

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the “Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of a Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure and differing exchange and conversion features.

Rule 12b-1 Plan

The Trust has adopted the Distribution Plan with respect to the Class N shares of each Fund. Under the terms of the Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services, regardless of the distribution related expenses the Distributor incurs. Payments are made to firms that are members of FINRA and other financial intermediaries for distribution and related services. Under the terms of the Distribution Plan, services that such firms or other financial intermediaries provide may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N shares; and assisting investors in completing application forms and selecting dividend and other account options. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of an investor’s investment and may cost such investor more than paying other sales charges. The Distribution Plan is intended to facilitate the sale of Class N shares.

No interested person of the Funds or any Independent Trustee has any direct or indirect financial interest in the operation of the Distribution Plan except to the extent that the Distributor, the Adviser or certain of their employees may be deemed to have such an interest as a result of the benefits derived from the successful operation of the Distribution Plan. The Funds do not participate in any joint distribution activities with another investment company.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of the Class N and by vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related amendments.

The Distribution Plan was initially approved by the Board of Trustees on March 9, 2015 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related amendments.

The following table sets forth the amounts of distribution payments made to broker-dealers and other financial intermediaries by each Fund’s Class N shares for the fiscal year ended October 31, 2016:

Fund Name	12b-1 Fees Paid for Fiscal Year Ended October 31, 2016	12b-1 Fees Paid for Fiscal Year Ended October 31, 2015
TCW | Gargoyle Hedged Value Fund – Class N	$22,897	$40,336	(1)
TCW | Gargoyle Dynamic 500 Fund – Class N	$861	N/A
TCW | Gargoyle Systematic Value Fund – Class N	$791	N/A
TCW | Gargoyle Dynamic 500 Collar Fund – Class N	N/A	N/A
TCW | Gargoyle Dynamic 500 Market-Neutral Fund – Class N	N/A	N/A
TCW High Dividend Equities Long/Short Fund – Class N	$845	N/A
TCW Long/Short Fundamental Value Fund – Class N	N/A	N/A

(1)	Covers a 13-month period including the fiscal year ended September 30, 2015, and $2,646 for the new one-month fiscal year ended October 31, 2015.

Receipt of Orders by Intermediaries

The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Pursuant to such authorizations, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order; and customer orders will be priced at a Fund’s Net Asset Value next computed after they are received by an authorized broker of the broker’s authorized designee and accepted by the Fund.

Other Shareholder Servicing Expenses Paid by the Funds

Each Fund is authorized to compensate broker-dealers and other third-party intermediaries in an amount between 0.06% and 0.16%, as approved by the Board based on the Fund’s asset levels, of the average daily net assets serviced for the Fund by an intermediary for shareholder services. These services constitute sub-recordkeeping, sub-transfer agent or similar services and are similar in scope to services provided by the Funds’ transfer agent. These expenses paid by a Fund would remain subject to any overall expense limitation applicable to that Fund. These expenses are in addition to any payment of any amounts through the Distribution Plan. This amount may be adjusted, subject to approval by the Board.

Payments by the Adviser

Set forth below is a list of the member firms of FINRA to which the Adviser, or its affiliates, made payments out of their revenues in connection with the sale and distribution of the Funds’ shares or for services to the Funds and their shareholders for the year ended December 31, 2016. Such payments are in addition to any Distribution Plan amounts paid to such FINRA member firms. The payments are discussed in detail in the Prospectus under the title “Payments by the Adviser.” Any additions, modifications, or deletions to the FINRA member firms identified in this list since December 31, 2016 are not reflected:

FINRA member firm

Charles Schwab

Pershing

Raymond James

UBS Financial Services Incorporated

Vanguard Marketing Corporation

The Adviser or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

OTHER SERVICE PROVIDERS

Administrator

BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the administrator of the Trust (the “Administrator”) pursuant to a Fund Administration and Accounting Agreement between the Trust, on behalf of the Funds, and the Administrator (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides, among others, (i) valuation support and computation accounting services, including the calculation of net asset value and portfolio turnover rate of the Funds; (ii) financial reporting services, including the preparation of the Funds’ annual and semi-annual shareholder reports and their quarterly schedule of portfolio holdings; (iii) tax services, including the preparation of year-end tax provision and tax distribution analysis and of federal and state income tax and excise tax returns; (iv) fund administration services, including the monitoring of the Funds’ compliance with portfolio limitations and of each Fund’s status as a regulated investment company under Subchapter M of the IRC; and (v) regulatory administration services, including maintaining a regulatory calendar for the Funds listing various SEC filing and Board approval deadlines, assembling and distributing Board materials for quarterly meetings of the Board, attending quarterly Board meetings and drafting minutes thereof, and preparing and coordinating the filing of annual post-effective amendments to the Funds’ registration statement and Forms N-CSR, N-Q and N-PX. For the services provided under the Administration Agreement, the Administrator receives such compensation as is mutually agreed to in writing by the Funds and the Administrator from time to time. For the fiscal years ended October 31, 2016 and 2015, the Administrator received accounting and administration fees of $210,943 and $83,029, respectively, from the Trust. The Trust did not pay any fees to the Administrator prior to 2015.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722, also serves as transfer agent for the Trust.

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Trust (the “Custodian”) pursuant to a Custody Agreement between the Trust, on behalf of the Funds, and the Custodian (the “Custody Agreement”). Under the Custody Agreement, the Custodian, among other things, (i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) makes distributions or transfer out of the account of a Fund, (iv) receives all eligible income and other payments due to the account of a Fund, and (v) makes available monthly account statements to each Fund. Pursuant to applicable rules, the Custodian also acts as the Funds’ foreign custody manager.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, serves as the current independent registered public accounting firm of the Trust. Deloitte & Touche LLP or its affiliates provide audit services and assurance, tax return review, other tax consulting services and assistance in connection with the review of various SEC filings.

Legal Counsel

Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105, serves as counsel to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2017, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of the Funds, other than Class I of TCW/Gargoyle Dynamic 500 Fund, TCW/Gargoyle Systematic Value Fund and TCW High Dividend Equities Long/Short Fund, of which they owned 5.16%, 28.56% and 28.64%, respectively.

Listed in the table below are persons that beneficially own, directly or through one or more controlled companies, more than 25% of the outstanding shares of a Fund and, therefore, may be deemed to “control” (as that term is defined in the 1940 Act) that Fund and may be able to affect or determine the outcome of matters presented for a vote of the shareholders of that Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding shares.

FUND	PERCENT OWNERSHIP

HEDGED VALUE FUND – CLASS I:

National Financial Services LLC For the Exclusive Benefit of Customers Attn: Mutual Funds Dept. 5th Floor 499 Washington Boulevard Jersey City, NJ 07310	22.73%

Pershing LLC PO Box 2052 Jersey City, NJ 07303	16.15%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	9.31%

Stuart L. Sternberg Rye, NY 10580	6.70%

HEDGED VALUE FUND – CLASS N:

National Financial Services LLC For the Exclusive Benefit of Customers Attn: Mutual Funds Dept. 5th Floor 499 Washington Boulevard Jersey City, NJ 07310	42.80%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	30.85%

DYNAMIC 500 FUND – CLASS I:

Raymond and Bessie Kravis Foundation 9 West 57th street New York, NY 10019	52.71%

TCW Global Conservative Allocation 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017	29.20%

TCW Asset Management Company International LTD 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017	7.75%

Libra Securities Holdings LLC 149 South Barrington Avenue #828 Los Angeles, CA 90049	5.17%

Gargoyle Group Holdings LLC 285 Grand Avenue Bldg. 1 Englewood, NJ 07631	5.17%

FUND	PERCENT OWNERSHIP
DYNAMIC 500 FUND – CLASS N:

TCW Asset Management Company International LTD 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017	100%

FUND	PERCENT OWNERSHIP
SYSTEMATIC VALUE FUND – CLASS I:

TCW Asset Management Company International LTD 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017	42.86%

Libra Securities Holdings LLC 149 South Barrington Avenue #828 Los Angeles, CA 90049	28.57%

Gargoyle Group Holdings LLC 285 Grand Avenue Bldg. 1 Englewood, NJ 07631	28.57%

SYSTEMATIC VALUE FUND – CLASS N:

TCW Asset Management Company International LTD 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017	100%

DIVIDEND LONG/SHORT FUND – CLASS I:

TCW Asset Management Company International LTD 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017	42.97%

Libra Securities Holdings LLC 149 South Barrington Avenue #828 Los Angeles, CA 90049	28.65%

Iman H. Brivanlou & Maryam Sabet-Brivanlou TTEE Iman and Maryam Brivanlou Trust Westlake Village, CA 91362	16.92%

Ted Tawinganone Los Angeles, CA 90025	11.46%

DIVIDEND LONG/SHORT FUND – CLASS N

TCW Asset Management Company International LTD 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017	100%

CODES OF ETHICS

The Trust is subject to a Code of Ethics under Rule 17j-1 under the 1940 Act, and the Adviser and the Distributor are subject to a joint Code of Ethics (together with the Code of Ethics of the Trust, the “TCW Codes”) under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to certain investment transactions by persons subject to the TCW Codes to avoid any actual or potential conflict of interest or abuse of any fiduciary position. The TCW Codes permit personnel subject to the TCW Codes to invest in securities, including securities that may be held by the Funds. Gargoyle has adopted a code of ethics (the “Gargoyle Code”) under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Gargoyle Code permits personnel subject to it to invest in securities, including securities that may be purchased or held by the Funds.

DISCLOSURE OF PORTFOLIO INFORMATION

General. The Funds have established a policy governing the disclosure of each Fund’s portfolio holdings that is designed to protect the confidentiality of that Fund’s non-public portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Funds’ Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to the Trust’s portfolio holdings disclosure policies may be granted only by an executive officer of the Trust or the Chief Executive Officer of the Adviser upon a determination that the release of information would be in the best interests of the Fund’s shareholders and appropriate for legitimate business purposes, and must be reported quarterly to the Board of Trustees. There is no guarantee that the Trust’s policies on the use and dissemination of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information. The Board of Trustees will monitor disclosure of portfolio holdings by approval in advance of material changes to that policy, and by occasional review of reports or discussions with the Trust’s officers about disclosures of the Funds’ portfolio holdings.

Investors in separate accounts and unregistered products managed by the Adviser or its affiliates have access to their portfolio holdings, and prospective investors of separate accounts and unregistered products have access to representative portfolio holdings. Disclosures of portfolio holdings to those investors and prospective investors are not subject to the Funds’ disclosure of portfolio holdings policies discussed above and below. Some of these separate accounts and unregistered products have substantially similar or identical investment objectives and strategies as certain Funds and, therefore, may have similar, or in certain cases nearly identical, portfolio holdings as those Funds.

Neither the Adviser nor the Funds will receive any compensation or other consideration in connection with disclosure of a Fund’s portfolio holdings.

Public Disclosure of Portfolio Holdings. The Funds currently disclose their portfolio holdings as of the end of the second and fourth quarters in their semi-annual and annual reports to shareholders, and their portfolio holdings as of the end of the first and third quarters in their Form N-Q reports, which are available at www.sec.gov and www.tcw.com. The Funds or the Adviser may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.

In addition, it is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). These complete holdings lists are not contained on the Trust’s website. Top ten quarter-end holdings lists and other portfolio characteristics at month-end for certain Funds may be found on the Trust’s website at www.tcw.com.

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds between the hours of 7:00 a.m. and 5:00 p.m., Pacific time, Monday through Friday, toll free at (866) 858-4338 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure or pursuant to standing requests.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Funds reserve the right to refuse to fulfill a request if they believe that providing portfolio holdings would be contrary to the best interests of the Funds. Those decisions are made by personnel of the Adviser or the Trust with the title of Senior Vice President, Managing Director or higher (an “Authorized Person”).

Disclosure of Non-Public Portfolio Holdings. A Fund may, in certain cases, disclose to third parties its portfolio holdings that have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may be made only if an Authorized Person determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving that information, or any representatives of a third party receiving that information, will be required to agree in writing to keep that information confidential and use it for an agreed upon legitimate business purpose. The Adviser’s legal department reviews any confidentiality agreement entered into with a third party receiving non-public portfolio holdings. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities that provide on-going services to the Funds in connection with their day-to-day operations and management, including the Funds’ Adviser, Sub-Adviser and their affiliates, and the Funds’ custodian, administrator, pricing services, broker-dealers, accounting services provider, independent registered public accounting firm, financial printer, and proxy voting service provider.

To the extent that an Authorized Person determines that there is a potential conflict of interest with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and the Adviser or Sub-Adviser, or an affiliated person of the Adviser, Sub-Adviser or the Fund, on the other, the Authorized Person must inform the Trust’s Chief Compliance Officer of that potential conflict of interest, and the Trust’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Current or quarterly portfolio holdings may be disclosed to governmental authorities pursuant to applicable laws or regulations, or a judicial, regulatory or other similar request. Information regarding the characteristics of the Funds’ portfolio, such as its current credit quality or duration, may be provided upon request, subject to the discretion of the Trust’s officers.

Ongoing Arrangements To Make Portfolio Holdings Available. With authorization from the Trust’s Chief Compliance Officer or an Authorized Person, fund representatives disclose Fund portfolio holdings to the following recipients on an ongoing basis: the Adviser; the Sub-Adviser; fund rating agencies (including Lipper, Morningstar, Standard & Poor’s and Weisenberger); consultants and analysts (including Bloomberg, FactSet Research Systems, Fidelity, Vestek and Yon Drake); The Bank of New York Mellon (the Funds’

custodian); BNY Mellon Investment Servicing (US) Inc. (the Funds’ transfer agent); Deloitte & Touche LLP (the Funds’ independent registered public accounting firm); Donnelley Financial Solutions (financial printer); and Glass Lewis & Co., LLC (the proxy voting service provider and the service provider that has been retained to process votes and corporation actions on behalf of the Funds). Each recipient, except the Funds’ independent registered public accounting firm and the Funds’ financial printer, receives the portfolio holdings information on a daily basis. Each of the Funds’ independent registered public accounting firm and the Funds’ financial printer receives the information when requested in connection with its services to the Funds.

PROXY VOTING GUIDELINES

The Board of Trustees has delegated the Funds’ proxy voting authority to the Adviser, which has in turn delegated this authority to the Sub-Advisers. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (866) 858-4338; (2) free of charge, on the Trust’s website at www.tcw.com; or (3) on the SEC’s website at http://www.sec.gov. When the Trust receives a request for its proxy voting record, it will send the information disclosed in the Trust’s most recently filed report on Form N-PX via first-class mail (or other means designed to ensure equally prompt delivery) within three business days of receipt of the request. The Trust also posts Form N-PX on its website as soon as is reasonably practicable after it is filed with the SEC.

Summaries of the proxy voting guidelines of the Adviser and the Sub-Advisers are provided below.

TCW INVESTMENT MANAGEMENT COMPANY LLC

SUMMARY OF PROXY VOTING GUIDELINES

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).

Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of the Adviser’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. Consistent with its fiduciary obligations, the Adviser will be responsible for periodically verifying the Sub-Adviser’s implementation of its proxy voting policy with respect to the TCW-managed portfolio.

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall periodically review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

As a matter of firm policy, TCW does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

Philosophy

When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s written rationale, he/she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the written rationale before submitting it. The Director of Research will review the portfolio manager’s written rationale and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:

Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Where an employee of TCW sits on the Board of a public company, the Proxy Specialist will determine whether such Board member is the portfolio manager for the account holding the security, or whether the Board member has spoken with the portfolio managers for the account holding the security. If either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.

Where the issuer is a known affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, although, it is typically both difficult and costly to vote proxies.

TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director and management nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	Generally for routine management proposals

•	For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights

Capital Structure

•	Generally for reasonable changes in authorized common stock

•	For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For amending or canceling a class or series of preferred stock

•	Against authorizing and for eliminating or amending dual or multiple classes of common stock

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares Mergers and Restructuring

Mergers and Restructuring

•	Generally for mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

•	Against adopting or preserving cumulative voting

Board of Trustees

•	For limiting the liability of directors

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions

•	Generally against the concept of a classified board

•	Generally against the concept of a shareholder rights plan (poison pill)

•	Against eliminating or limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating or limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against fair price provisions

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	Against opting into a state takeover statutory provision

Compensation

•	Generally in favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans

•	For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Refer on assuming stock incentive plans

•	With management on “say on pay” proposals

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Generally against making changes to board or chairman election, composition or eligibility requirements

•	Against changing the annual meeting location or date

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	Against urging the creation of a shareholder committee

•	For adopting cumulative voting

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	Generally against supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting or act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Generally against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	Generally for the creation of a compensation and a nominating committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Generally for proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting

•	Generally against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

GARGOYLE INVESTMENT ADVISOR L.L.C.

PROXY VOTING POLICIES AND PROCEDURES

The following procedures apply to the voting of proxies solicited for securities in all accounts of Gargoyle clients where Gargoyle exercises Voting Authority over the way the proxies are to be voted see below). For accounts where Gargoyle exercises no such Voting Authority the procedures do not apply. Where a third party (other than Gargoyle) exercises Voting Authority in an account, such party must have in place written procedures that comply with the rules.

Introduction: The Voting Decision. Gargoyle as a registered investment adviser often obtains authority from its clients to vote shares by proxy ballot for corporate action to be taken by companies in which clients have invested. The Advisers Act imposes on Gargoyle a fiduciary duty to clients of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This duty of care, under recent SEC interpretations requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies in a manner consistent with the best interest of its client. The duty of loyalty requires that Gargoyle must not prefer its own interests over those of the client. The scope of an adviser’s responsibilities with respect to voting proxies is ordinarily determined by Gargoyle’s contract with the clients, the disclosures it has made to the client and the investment policies and objectives of the client. Gargoyle’s fiduciary duties to a client do not necessarily require it to become a “shareholder activist” by, for example, actively engaging in soliciting proxies or supporting or opposing matters before shareholders.

The duties of care and loyalty are exercised where Gargoyle completes the proxy material and forwards it to the company based on a decision by Gargoyle how to vote the proxy or whether to vote it at all (a “Voting Decision”).

Gargoyle and its personnel could have a number of conflicts that can affect a Voting Decision. For example, Gargoyle, an affiliate or Associated Person may manage a pension plan, administer an employee benefit plan, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies. Failure to vote in favor of management may harm a carefully developed relationship with the company. A Gargoyle person may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, such a person may have a spouse or other close relative who serves as a director or executive of a company engaged in a proxy solicitation.

Under SEC Rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies. The following written supervisory procedures are adopted pursuant to the requirements of the Rule.

The Rule has no application to accounts where Gargoyle does not exercise Voting Authority. While not required by the Rule, these procedures are intended to make it clear that in exercising the Voting Decision Gargoyle will always vote in the best interests of the client where considering proxy votes on a wide range of matters, such as changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility. Where the proxy solicitation involves an investment company the matters would also include, for example, approval of advisory contracts, distribution plans (“12b-1 plans”), and mergers.

Proxy Supervisor. Alan Salzbank of Gargoyle is hereby designated as the Proxy Supervisor for the firm. The duties of the Proxy Supervisor are as follows:

(a)	Provide copies of these procedures to all personnel involved in the processing of proxy material.

(b)	Identifying the Gargoyle advisory accounts (“Voting Authority Accounts”) over which Gargoyle has Voting Authority to make Voting Decisions.

(c)	Identifying Voting Authority Accounts potentially subject to a Material Conflict of Interest.

(d)	Identifying the individual(s) who are to make Voting Decisions with respect to each Voting Authority Account.

(e)	Implementing Gargoyle policies as to (i) customer notification (iii) making Voting Decisions and (iii) record keeping.

Voting Authority. Wherever it has authority (“Voting Authority”) in making a Voting Decision Gargoyle will exercise it in accordance with these procedures. Gargoyle’s investment management agreements provide Gargoyle with the authority with (a) overall management discretion and/or (b) specific authority to vote proxies.

Gargoyle considers that it has Voting Authority over a Voting Decision in any situation:

(a)	where the client has specifically stated in writing that the client wants the proxies for securities in the account to be voted by Gargoyle and not the client, and

(b)	where there is no specific directive either way but Gargoyle has discretionary management authority over client assets or funds in the account.

Material Conflicts of Interest. Gargoyle is obliged to identify, prior to making a Voting Decision in a Voting Authority Account, any Material Conflict of Interest with respect to that Voting Decision. Gargoyle will consider that it has a conflict of interest with respect to any Voting Decision where:

(a)	Gargoyle or an affiliate or associated parson is providing advisory, brokerage, underwriting, and insurance or banking services to a company whose management is soliciting proxies. Currently, this is not applicable to Gargoyle.

(b)	Gargoyle or an affiliate or Associated Person has a business or personal relationship with a member of company management or a company group (such as the pension plan), proponent of a proxy proposal, a participant in a proxy contest or a candidate for corporate office. Currently, this is not applicable to Gargoyle.

Voting Decisions. The Proxy Officer shall make the Voting Decision on behalf of Gargoyle wherever a Material Conflict of Interest has been identified. The Proxy Officer shall use discretion in determining whether further discussion and/or approval by supervisory personnel is warranted before making the Voting Decision.

In making a Voting Decision in the best interests of the client, the Responsible Person and/or Proxy Officer should consider, along with the position of management, other readily available input including the position of other securities holders or groups and/or regulatory authorities.

The Proxy Officer shall, at the same time as the Voting Decision is being made, determine whether there is enough uncertainty about the best interests of the client that the client should be contacted in advance for approval. If so, the Proxy Officer shall direct the Responsible Person to do so and to document the response. Factors to consider would include: the stated investment objectives of the client and the nature of the conflict of interest.

In contacting the client Gargoyle must provide the client with sufficient information regarding the matter before securities holders and the nature of the Material Conflict of Interest to enable the client to make an informed decision to consent to the adviser’s vote.

Conflicts List. The Proxy Officer shall maintain and make available to all employees a continuous record (the “Conflicts List”) of companies issuing securities with whom there is a potential Material Conflict of Interest in making Voting Decisions. Currently Gargoyle does not have any Material Conflicts.

Responsible Persons. The Proxy Officer shall identify on Gargoyle records the person(s) responsible (“Responsible Person”) in each Voting Authority Account for:

(a)	receiving and processing proxy solicitations in the Account

(b)	monitoring company developments with respect to the solicitation

(c)	checking the Conflicts List and identifying any Material Conflicts of Interest

(d)	reporting to the Proxy Officer if needed

(e)	contacting the client if needed

Actions to be Taken by Gargoyle. The Proxy Officer shall review and approve on a regular basis all Gargoyle Voting Decisions. The Proxy Officer will, with respect to each Voting Decision,:

•	receive and process each proxy solicitation in each such Account, including identifying it, actions taken and client notifications in the Gargoyle records;

•	monitor company developments with respect to the solicitation;

•	check the Conflicts List, if any;

•	identify if there is a Material Conflict of Interest;

•	make the Voting Decision where there is no Material Conflict of Interest;

•	maintain a copy of the Voting Decision;

•	if there is a Material Conflict of Interest, report it to the CCO;

•	contact the client for pre-approval, if applicable;

•	process the paperwork;

•	update the Gargoyle records in accordance with the record keeping requirements set forth below.

Notifying the Clients. Each Gargoyle client will, at the time any account is opened, will be provided notification as to the Gargoyle policies and procedures for voting proxies via the Advisors Disclosure Brochure.

In addition, each Gargoyle client with a Voting Authority Account will be informed upon request as to the Voting Decision taken on any proxy solicited. This information may be included in other information being sent to the client by Gargoyle or the account custodian.

Books and Records. Gargoyle shall, with respect to all clients for which it has Voting Authority, make and retain the following:

(a)	Copies of all policies and procedures required by SEC Rule 206(4)-6.

(b)	A copy of each proxy statement that Gargoyle receives regarding client securities. Gargoyle may satisfy this requirement by relying on a third party to make and retain, on its behalf, a copy of a proxy statement (provided that Gargoyle has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system.

(c)	A record of each vote cast by Gargoyle on behalf of a client. Gargoyle may satisfy this requirement by relying on a third party to make and retain, on its behalf, a record of the vote cast (provided that Gargoyle has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

(d)	A copy of any document created by Gargoyle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

(e)	A copy of each written client request for information on how Gargoyle voted proxies on behalf of the client, and a copy of any written response by Gargoyle to any (written or oral) client request for information on how Gargoyle voted proxies on behalf of the requesting client.

All these required books and records shall be maintained and preserved in an easily accessible place for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Gargoyle.

DETERMINATION OF NET ASSET VALUE

As stated in the Prospectus, the net asset value per share of each Fund’s shares will be determined at the close of the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. ET, but the NYSE sometimes closes earlier) on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may, however, close on days not included in that announcement. No Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received. The daily net asset value may not reflect the closing market price for all futures contracts and options held by a Fund, if any, because the markets for certain futures contracts and options close shortly after the time net asset value is calculated.

Fixed-income securities, including short term securities, for which market quotations are readily available, are valued at prices as provided by independent pricing vendors or quotations from broker-dealers. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees. The Funds may also use what they refer to as a “benchmark pricing system” to the extent vendors’ prices for securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy comprised of a relevant security (i.e., U.S. Treasury Note) or benchmark (i.e., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The Adviser adjusts the value of the security daily based on changes to the market price of the assigned benchmark. Once each month, the Adviser attempts to obtain from one or more dealers the prices for those benchmarked securities in order for the Adviser to review the effectiveness of the benchmark prices and to determine if any adjustment to the model is necessary. It is possible that the Adviser will be unable to obtain those broker quotes. Although the Adviser believes that benchmark pricing is the most reliable method for pricing securities not priced by pricing services, there is no assurance that the benchmark price reflects the actual price for which a Fund could sell a security. The accuracy of benchmark pricing depends on the judgment of one or more market makers regarding a security’s market price, as well as the choice of the appropriate benchmark, subject to review by the Adviser.

Fixed income securities can be complicated financial instruments. There are many methodologies (including computer based analytical modeling and “individual security evaluations”) available to generate approximations of their market value, and there is significant professional disagreement about which is best. No evaluation method may consistently generate approximations that correspond to actual “traded” prices of the instruments. Evaluations may not reflect the transaction price at which an investment can be purchased or sold in the market.

Equity securities, including depository receipts, are valued at the last reported sale price as reported by the stock exchange or pricing service. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ. In cases where equity securities are traded on more than one exchange, the securities are valued using the prices from the respective primary exchange of each security. Options on equity securities are valued at the average of the latest bid and ask prices as reported by the stock exchange or pricing service. S&P 500 futures contracts generally are valued at the first sale price after 4:00 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which the applicable contract is traded. Changes to market closure times may alter when futures contracts are valued.

Trading in securities listed on foreign securities exchanges is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all NYSE business days and may occur on days on which the NYSE is not open. The Adviser values the foreign equity securities (exclusive of certain Latin American and Canadian equity securities) using a fair valuation methodology which is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that had been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and is not dependent on certain thresholds or triggers.

Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees. These guidelines generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Information that becomes known to a Fund or its agents after the net asset value has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the net asset value determined earlier that day. Valuing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more securities could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund and the Fund holds securities priced at fair value, valuing a security at a fair value may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

The Adviser may delegate all or part of its valuation responsibility to the Sub-Advisers.

CONVERSION OF SHARES BETWEEN CLASSES

You will be permitted to convert shares between Class I Shares and Class N Shares of the same Fund, provided that your investment meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in your state of residence and that those shares are otherwise available for offer and sale. When an individual shareholder cannot meet the initial investment requirements of the other class, conversions of shares from one class to another class will be permitted if such a shareholder’s investment is normally aggregated with other shareholders’ requests, such as through a broker dealer’s omnibus account. Shareholders will not be charged any fees by a Fund for such conversions, nor shall any intermediary charge any fees for such conversions. Ongoing fees and expenses incurred by a given share class will differ from those of other share class, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. Conversion transactions will be effected only into an identically registered account. Conversion transactions will not be treated as a redemption for federal income tax purposes. Shareholders should consult their tax advisers as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. Such conversion transactions must be effected accordingly to other applicable law. The Funds also reserve the right to revise or terminate the conversion privilege, limit the amount or number of conversions or reject any conversion. A conversion of shares between Class I Shares and Class N Shares is exempt from the Frequent Trading Policy described in the prospectus.

REDEMPTION IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to qualify as a “regulated investment company” under Subchapter M of the IRC. A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) will not be liable for federal income taxes to the extent its investment company taxable income and its net realized long-term capital gains, if any, are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to U.S. corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement (unless certain cure provisions apply). There is no assurance that a Fund’s distributions will be sufficient to eliminate all taxes in all periods.

Under the IRC, to qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, net income from certain publicly traded partnerships, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets is represented by cash items, U.S. government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or in the securities of two or more issuers (other than U.S. government securities or securities of other regulated investment companies) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses or in the securities of certain publicly traded partnerships.

If a Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause (a) above, although regulations may require that such gains are directly related to the Fund’s principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the IRC that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Under the IRC certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend” to instead be taxed at the tax rate applicable to ordinary income.

Under the IRC, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the IRC as “section 988” gains and losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its shares of the Fund.

Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with IRC requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on qualified dividend income. Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Funds intend to include the gross dividends received from such REITs in their distributions to shareholders, and accordingly, a portion of a Fund’s distributions may also be designated as a return of capital.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to extend the deadline for issuance of Forms 1099-DIV.

Under a notice issued by the IRS, the IRC and Treasury regulations to be issued, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the IRC as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a REIT.

As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder’s gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund for shares in another Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

Each Fund (or its administrative agents) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first in, first out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisers to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Any realized gains will be distributed as described in the Prospectus. See “Distributions and Taxes” in the Prospectus. Distributions of long-term capital gains (“capital gain dividends”), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of a Fund, and will be designated as capital gain dividends in a written notice mailed to shareholders after the close of the Fund’s prior taxable year. Current tax law generally provides for a maximum tax rate for individual taxpayers of 20% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers.

Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividend interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

An additional 3.8% federal tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemption or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of a trust or estate) exceeds certain threshold amounts.

A Fund may be subject to taxes in foreign countries in which it invests. Tax conventions between certain countries and the U. S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

A Fund may invest in stocks of foreign companies that are classified under the IRC as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC stock at the end of each taxable year (and on certain other dates prescribed in the IRC) with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.

Although not required to do so, it is likely that the Funds will choose to make the mark to market election with respect to PFIC stock acquired and held. If this election is made, a Fund may be required to make ordinary dividend distributions to its shareholders based on the Fund’s unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as “equalization”) would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect the Fund’s total return. Since there are some unresolved technical tax issues relating to use of equalization by a Fund, there can be no assurance that the IRS will agree with the Fund’s methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund.

Under the IRC, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that calendar year and at least 98.2% of the amount of its net capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that a Fund pays the dividend during January of the following year. A Fund may make taxable distributions even during periods in which share prices have declined.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to “backup withholding,” then the shareholder may be subject to a 28% “backup withholding” tax with respect to: (a) taxable dividends and distributions, and, (b) the proceeds of any redemptions of Fund shares. An individual’s taxpayer identification number is his social security number. The 28% “backup withholding” tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

Dividends to shareholders who are non-resident aliens or foreign entities (“foreign shareholders”) will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders should consult their own tax advisers. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Properly designated dividends received by a foreign shareholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). A Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholdings are required.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. After December 31, 2013, the same rule applies to dispositions of Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The IRC provides a look-through rule for distributions of FIRPTA gain by a regulated investment company if all of the following requirements are met: (i) the regulated investment company is classified as a “qualified investment entity” (which includes a regulated investment company if, in general more than 50% of the regulated investment company’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of shares of a Fund at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

Foreign shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

The foregoing contains a general and abbreviated summary of the applicable provisions of the IRC and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent IRC sections and the Treasury Regulations promulgated thereunder. The IRC and these Regulations are subject to change by legislative or administrative action.

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisers with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in a Fund.

SHARES AND VOTING RIGHTS

Each Fund offers two classes of shares: Class I shares and Class N shares. Class I shares are offered at the current net asset value. Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan. Shares of each class of a Fund represents an equal proportionate share in the assets, liabilities, income and expenses of the Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution or service fees imposed under the Distribution Plan. All shares issued are fully paid and nonassessable and have no preemptive or conversion rights. Each share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. As a Delaware statutory trust, the Trust is not required to hold an annual shareholder meeting. Shareholder approval will be sought only for certain changes in the operation of a Fund, including for the election of Trustees under certain circumstances. Any of the Trustees may be removed with or without cause by the affirmative vote of the shareholders of two thirds (2/3) of the shares. All shares of all series and classes will vote together as a single class except (i) when a separate vote of a series or class is required by the 1940 Act or other applicable law (provided that where such separate vote requirement applies to more than one series or class and the interests of each such series or class in the matter are identical, shares of all such affected series or classes may, as determined by the Trustees, vote together as a single class); and (ii) for matters that do not affect the interests of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote. There is no cumulative voting in the election of Trustees.

FINANCIAL STATEMENTS

Because the Dynamic Collar Fund, the Market-Neutral Fund and the Fundamental Long/Short Fund have not commenced operations as of the date of this SAI, financial statements are not available at this time.

With respect to the Dynamic 500 Fund, the Systematic Value Fund and the Dividend Long/Short Fund, audited financial statements, financial highlights and the accompanying report of Deloitte & Touche LLP, the Funds’ current Independent Registered Public Accounting Firm, for the year ended October 31, 2016, as contained in the Annual Report to Shareholders, are incorporated herein by reference to that report.

With respect to the Hedged Value Fund, audited financial statements, financial highlights and the accompanying report of Deloitte & Touche LLP, for the years ended September 30, 2015 and October 31, 2016, and the one-month period ended October 31, 2015, as contained in the Annual Report to Shareholders, are incorporated herein by reference to that report.

The audited financial statements for the RiverPark/Gargoyle Hedged Value Fund, a series of RiverPark Funds Trust and the predecessor fund of the Hedged Value Fund (the “Predecessor Fund”), for the fiscal year ended September 30, 2014, and the report from its former independent registered public accounting firm are incorporated by reference from its annual report. The unaudited financial statements for the Predecessor Fund, for the fiscal period ended March 31, 2015, are incorporated by reference from its semi-annual report. The annual and semi-annual reports for the Predecessor Fund are available upon request and without charge by calling (866) 858-4338, or by visiting the Trust’s website at www.TCW.com.

APPENDIX A

Description of S&P and Moody’s Credit Ratings

S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Long-Term Issue Credit Ratings*

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A-1

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*	Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Short-Term Issue Credit Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-2

TCW ALTERNATIVE FUNDS

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust(1)

(a)(2)	Certificate of Amendment to Certificate of Trust(2)

(a)(3)	Declaration of Trust(1)

(a)(4)	Form of Amended and Restated Agreement and Declaration of Trust(2)

(b)	Form of By-Laws(2)

(b)(2)	Amendment to By-Laws (new Section 4.4)(6)

(c)	See Articles II and VI of Amended and Restated Agreement and Declaration of Trust(2)

(d)(1)	Form of Investment Advisory and Management Agreement between the Registrant and TCW Investment Management Company LLC(2)

(d)(2)	Amendment No. 1 dated November 27, 2015 to Investment Advisory and Management Agreement between the Registrant and TCW Investment Management Company LLC(5)

(d)(3)	Form of Amendment No. 2 dated February 28, 2017 to Investment Advisory and Management Agreement between the Registrant and TCW Investment Management Company LLC(7)

(d)(4)	Form of Investment Sub-Advisory Agreement between TCW Investment Management Company LLC and Gargoyle Investment Advisor L.L.C.(2)

(d)(5)	Amendment No. 1 dated November 27, 2015, to Investment Sub-Advisory Agreement between TCW Investment Management Company LLC and Gargoyle Investment Advisor L.L.C.(5)

(d)(6)	Form of Amendment No. 2 dated February 28, 2017, to Investment Sub-Advisory Agreement between TCW Investment Management Company LLC and Gargoyle Investment Advisor L.L.C.(7)

(e)(1)	Form of Distribution Agreement between the Registrant and TCW Funds Distributors LLC(2)

(e)(2)	Amendment No. 1 dated November 27, 2015 to Distribution Agreement between the Registrant and TCW Funds Distributors LLC(5)

(e)(3)	Form of Amendment No. 2 dated February 28, 2017 to Distribution Agreement between the Registrant and TCW Funds Distributors LLC(7)

(f)	Not Applicable.

(g)(1)	Custody Agreement dated April 27, 2015 between the Registrant and The Bank of New York Mellon(4)

(g)(2)	Amendment No. 1 dated September 3, 2015 to Custody Agreement between the Registrant and The Bank of New York Mellon(5)

(g)(3)	Form of Amendment No. 2 dated November 8, 2016 to Custody Agreement between the Registrant and The Bank of New York Mellon(7)

(h)(1)	Transfer Agency and Shareholder Services Agreement dated April 27, 2015 between the Registrant and BNY Mellon Investment Servicing (US) Inc.(4)

(h)(2)	Amendment No. 1 dated September 3, 2015 to Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc.(5)

(h)(3)	Form of Amendment No. 2 dated November 8, 2016 to Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc.(7)

(h)(4)	Fund Administration and Accounting Agreement dated May 1, 2015 between the Registrant and BNY Mellon Investment Servicing (US) Inc.(4)

(h)(5)	Amendment No. 1 dated September 3, 2015 to Fund Administration and Accounting Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc.(5)

(h)(6)	Form of Amendment No. 2 dated November 8, 2016 to Fund Administration and Accounting Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc.(7)

(h)(7)	Form of Operating Expenses Agreement between the Registrant and TCW Investment Management Company LLC(2)

(h)(8)	Amendment No. 1 dated November 27, 2015 to Appendix A of the Operating Expenses Agreement between the Registrant and TCW Investment Management Company LLC(5)

(h)(9)	Form of Amendment No. 2 dated February 28, 2017 to Appendix A of the Operating Expenses Agreement between the Registrant and TCW Investment Management Company LLC(7)

(i)(1)	Opinion and Consent of Counsel (TCW/Gargoyle Hedged Value Fund)(3)

(i)(2)	Opinion and Consent of Counsel (TCW/Gargoyle Dynamic 500 Fund, TCW/Gargoyle Systematic Value Fund and TCW High Dividend Equities Long/Short Fund)(5)

(i)(3)	Opinion and Consent of Counsel (TCW/Gargoyle Dynamic 500 Collar Fund, TCW/Gargoyle Dynamic 500 Market-Neutral Fund and TCW Long/Short Fundamental Value Fund)(8)

(j)(1)	Consent of Deloitte & Touche LLP(8)

(j)(2)	Consent of Paul Hastings LLP(8)

(k)	Not applicable.

(l)	Form of Subscription Agreement (initial seed capital only)(2)

(m)(1)	Form of Share Marketing Plan (Rule 12b-1 Plan)(2)

(m)(2)	Amendment No. 1 dated November 27, 2015, to Exhibit A of the Share Marketing Plan (Rule 12b-1 Plan)(5)

(m)(3)	Form of Amendment No. 2 dated February 28, 2017, to Exhibit A of the Share Marketing Plan (Rule 12b-1 Plan)(7)

(n)(1)	Form of Multiple Class Plan(2)

(n)(2)	Amended Appendix A to Multiple Class Plan(7)

(o)	Reserved.

(p)(1)	Code of Ethics of the Registrant(2)

(p)(2)	TCW Code of Ethics (covering TCW Investment Management Company LLC and TCW Funds Distributors LLC)(2)

(p)(3)	Code of Ethics of Gargoyle Investment Advisor L.L.C. (4)

(p)(4)	TCW Code of Ethics, as amended December 12, 2016 is filed herewith.

(q)(1)	Power of Attorney for Patrick C. Haden(2)

(q)(2)	Power of Attorney for Peter McMillan(2)

(q)(3)	Power of Attorney for Andrew Tarica(2)

(q)(4)	Power of Attorney for Jess Ravich(2)

(q)(5)	Power of Attorney for David S. DeVito(2)

(q)(6)	Power of Attorney for Richard M. Villa(2)

(1)	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed on January 23, 2015.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed on March 10, 2015.
(3)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on April 6, 2015.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed on July 16, 2015.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed on November 20, 2015.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed on February 24, 2016.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A filed on December 15, 2016.
(8)	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with the Fund

In addition to the Registrant, TCW Investment Management Company LLC (formerly, TCW Investment Management Company) (the “Adviser”), or an affiliate of the Adviser, also serves as the investment adviser to the following funds, each of which is under common control with the Registrant: TCW Strategic Income Fund, Inc., a closed-end investment management company incorporated in Maryland; TCW Funds, Inc., an open-end investment management company incorporated in Maryland; Metropolitan West Funds, a Delaware statutory trust; TCW Direct Lending LLC, a Delaware corporation; TCW Leveraged Income Trust II, L.P., a Delaware limited partnership; TCW Leveraged Income Trust, L.P., a Delaware limited partnership; and TCW Funds, a Luxembourg société d’investissement à capital variable.

The Adviser is a 100% owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company), a Nevada corporation. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. The Carlyle Group, LP (“Carlyle”) may be deemed to be a control person of the Adviser by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of The TCW Group, Inc. Other investment adviser and broker-dealer entities under common control with the Adviser as subsidiaries of The TCW Group, Inc. include: TCW Funds Distributors LLC (a California entity and a registered-broker-dealer), TCW Asset Management Company LLC (a Delaware limited liability company and a registered investment adviser), Metropolitan West Asset Management, LLC (a Delaware limited liability company and a registered investment adviser) and TCW LLC (a Delaware limited liability company). Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.

Item 30.	Indemnification

Sections 8.4, 8.5 and 8.6 of the Registrant’s Amended and Restated Agreement and Declaration of Trust provide as follows:

Section 8.4 Indemnification. The Trust shall indemnify each of its Trustees, Advisory Board Members and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each an “Indemnified Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he may be threatened, while as an Indemnified Person or thereafter, by reason of being or having been such an Indemnified Person, except that no Indemnified Person shall be indemnified pursuant to this Section 8.4 against any liability to the Trust or its Shareholders to which such Indemnified Person would otherwise be subject by reason of bad faith, willful misconduct or gross negligence (such willful misconduct, bad faith or gross negligence being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Indemnified Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust or a Series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (i) such Indemnified Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Indemnified Person ultimately will be found entitled to indemnification.

Section 8.5 Indemnification Determinations. Indemnification of an Indemnified Person pursuant to Section 8.4 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Indemnified Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Indemnified Person was not liable by reason of Disabling Conduct.

Section 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect or limit any other rights to which any such Indemnified Person may be entitled from the Trust or otherwise. As used in this Article VIII, “Indemnified Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Item 31.	Business and Other Connections of the Investment Adviser

(a)	Adviser. In addition to the Registrant, the Adviser serves as investment adviser or sub-adviser to a number of open-end and closed-end management investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), foreign investment companies, and private funds. The information required by this Item 31 with respect to the Adviser and each director, officer of partner of the Adviser is incorporated by reference to Form ADV (SEC File No. 801-29075) filed by the Adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

(b)	Sub-Advisers. The information required by this Item 31 with respect to Gargoyle Investment Advisor L.L.C. (“Gargoyle”) and each director, officer of partner of Gargoyle is incorporated by reference to Form ADV (SEC File No. 801-71024) filed by Gargoyle pursuant to the Advisers Act.

Item 32.	Principal Underwriters

(a)	TCW Funds Distributors LLC serves as principal underwriter for the following investment company registered under the 1940 Act (other than the Registrant):

TCW Funds, Inc.

(b)	The directors and officers of TCW Funds Distributors LLC are as follows:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With the Registrant

David B. Lippman	Director, President & Chief Executive Officer	None

David S. DeVito	Director	President and Chief Executive Officer

Vincent J. Bencivenga	Managing Director & Assistant Secretary	None

Jeffery A. Engelsman	Director, Anti-Money Laundering Compliance Officer	Chief Compliance Officer, Anti-Money Laundering Compliance Officer

Meredith S. Jackson	Director	Senior Vice President, General Counsel and Secretary

Joseph T. Magpayo	Managing Director	None

Brian H. Waters	Chief Compliance Officer & Secretary	None

James G. Krause	Chief Financial Officer & Senior Vice President	None

*	The principal business address is 865 South Figueroa Street, Los Angeles, CA 90017.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the physical possession of:

TCW Alternative Funds

865 South Figueroa Street

Los Angeles, CA 90017

Rule	Location of Required Records

31a-l(b)(2)(c)	N/A

31a-l(b)(2)(d)	BNY Mellon Investment Servicing (US) Inc. 760 Moore Road King of Prussia, PA 19406

31a-l(b)(4)-(6)	TCW Investment Management Company LLC 865 South Figueroa Street Los Angeles, CA 90017

31a-1(b)(9)-(11)	TCW Investment Management Company LLC 865 South Figueroa Street Los Angeles, CA 90017

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 10 to its Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 10 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California on the 27th day of February, 2017.

TCW ALTERNATIVE FUNDS

By:	/s/ Patrick W. Dennis
Patrick W. Dennis, Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David S. DeVito	President and Chief Executive Officer	February 27, 2017
David S. DeVito

/s/ Richard M. Villa	Treasurer	February 27, 2017
Richard M. Villa

* /s/ Patrick C. Haden	Trustee	February 27, 2017
Patrick C. Haden

* /s/ Peter McMillan	Trustee	February 27, 2017
Peter McMillan

* /s/ Andrew Tarica	Trustee	February 27, 2017
Andrew Tarica

* /s/ Jess Ravich	Trustee	February 27, 2017
Jess Ravich

* By:	/s/ Patrick W. Dennis
as Attorney-in-Fact and Agent pursuant to Power of Attorney

TCW ALTERNATIVE FUNDS

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

(i)(3)	Opinion and Consent of Counsel (TCW/Gargoyle Dynamic 500 Collar Fund, TCW/Gargoyle Dynamic 500 Market-Neutral Fund and TCW Long/Short Fundamental Value Fund)

(j)(1)	Consent of Deloitte & Touche LLP

(j)(2)	Consent of Paul Hastings LLP

(p)(4)	TCW Code of Ethics, as amended December 12, 2016